UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2016 through October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan International Equity Funds

October 31, 2017

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Global Research Enhanced Index Fund

JPMorgan Global Unconstrained Equity Fund

JPMorgan International Equity Fund

JPMorgan International Equity Income Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

December 8, 2017 (Unaudited)

Dear Shareholder,

Global economic growth accelerated through the twelve months ended October 31, 2017, generally driving both asset prices and corporate profits to higher ground. Overall, financial markets provided positive returns and investor sentiment appeared to be largely immune to both intermittent and ongoing geo-political tensions.

“Globally, improvement in business and consumer confidence underpinned increases in business investment, trade and industrial output during the reporting period.” — George C.W. Gatch

Economic data in the U.S., the European Union (EU) and the U.K. were sufficiently strong enough that each of their respective central banks began to move away from monetary stimulus and toward more normalized monetary policies. During the reporting period, the U.S. Federal Reserve raised interest rates three times and began to unwind its balance sheet of assets purchased under its Quantitative Easing program. In October 2017, the European Central Bank announced it would cut its own asset purchasing program by half to 30 billion euros a month, starting in January 2018. Subsequent to the end of the reporting period, the Bank of England raised its benchmark interest rate for the first time in a decade.

Meanwhile, global demand for goods and services, combined with historically low interest rates and stable oil prices drove robust growth in corporate earnings, particularly in the U.S., Europe and Asia.

In the U.S., third quarter 2017 gross domestic product (GDP) rose by 3.3%, the largest increase in two years. Meanwhile, the U.S. unemployment rate fell to 4.1% from 4.8% during the twelve month reporting period. Corporate earnings surged higher in the second half of the reporting period and business investment in new equipment and facilities grew amid a weakening U.S. dollar and synchronized global economic growth. U.S. consumer confidence stood at its highest level in nearly 17 years at the end of October 2017.

While powerful hurricanes struck Texas, Florida and then Puerto Rico late in the reporting period, economic data showed little lasting impact on the broader U.S. economy. Similarly, while geo-political events led to brief spikes in financial market volatility — in early November 2016 at the election victory of President Donald Trump and in late August 2017 amid rising military tensions between the U.S. and North Korea — there appeared to be little long-term effect on asset prices. Throughout the reporting period, leading equity market indexes reached fresh highs and for the twelve months ended

October 31, 2017, the Standard & Poor’s 500 Index returned 23.6%.

In the EU, business and consumer sentiment in October 2017 reached their highest levels since early 2001. Corporate profits rose on improving global demand and unemployment across the EU fell to 8.8% in October 2017, its lowest level since early 2009. GDP rose to 2.6% in the third quarter of 2017 from 1.9% in the fourth quarter of 2016. Despite a range of political uncertainties across Europe — including the U.K.’s planned exit from EU, a Catalan separatist movement in Spain and a challenge to EU legal and immigration policies from populist political parties in Poland, Hungary and Austria — for the twelve month reporting period, the MSCI Europe, Australasia and Far East Index (net of foreign withholding taxes) returned 24.0%.

The economies of most emerging market nations continued to expand with the rest of the global economy and emerging market equities generally outperformed equities in the U.S. and other developed markets. Global economic growth led to accelerated export growth in China during the reporting period, which allowed policymakers to reduce their reliance on debt financing and fixed asset investment. China’s GDP growth remained at 6.9% for the first half of 2017 and slowed to 6.8% in the third quarter of 2017 amid government efforts to curb financial speculation in the domestic real estate market and reduce corporate borrowing. For the twelve month reporting period, the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 26.9%.

Globally, improvement in business and consumer confidence underpinned increases in business investment, trade and industrial output during the reporting period. By October 2017, the International Monetary Fund lifted its forecast for global economic growth by 0.1% to 3.6% for the full year 2017 and 3.7% for 2018. Amid the global economic expansion, there remain challenges as investors adapt to changes in central bank policies and face geo-political events. Against this backdrop, we believe the best-positioned investors are those who remain fully invested, properly diversified and patient.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

Global financial markets overall provided positive returns during the reporting period, with emerging market equities outperforming equities in the U.S. and other developed markets. The world’s leading economies continued to expand throughout the first ten months of 2017, lifting corporate profits and capital investment as well as business and consumer sentiment. Low interest rates generally weighed on developed market bond prices, while investors’ search for higher yields helped push prices higher for emerging market bonds.

Synchronized global growth and industrial demand helped to lift commodities prices, particularly for copper and other metals, toward the end of the reporting period. While global oil prices declined in the early part of the reporting period, prices for benchmark Brent crude oil remained above $50 dollars a barrel through October 2017.

In the U.S., equities prices reached record highs throughout the twelve month reporting period and the Standard & Poor’s 500 Index hit fresh highs in 11 of the 22 trading days in October 2017.

In Europe, financial markets continued to benefit from global growth, low interest rates and stimulus from the European Central Bank. Demand from China and other emerging market nations helped to lift exports from Germany and other leading European Union (EU) economies. While the U.K.’s impending exit from the EU and a separatist movement in Spain’s Catalan region remained worrisome for politicians and economists, financial markets appeared to be largely unaffected. Japan’s equities market was a leading performer during the final months of the reporting period amid an improving economy and an election that handed Prime Minister Shinzo Abe’s Liberal Democratic Party a parliamentary majority.

In China, government efforts to curb speculation in its financial markets helped to keep market volatility in check, while economic indicators showed continued strong growth. Global economic growth and low interest rates continued to benefit both equities and bonds in emerging market nations.

For the twelve months ended October 31, 2017, the MSCI Europe Australasia and Far East Index (net of foreign withholding taxes) returned 24.01% and the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 26.91%.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1],*	29.61%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	26.45%

Net Assets as of 10/31/2017 (In Thousands)	$2,037,695

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2017.

The Fund’s security selection in the materials and energy sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection and overweight position in the utilities sector and its security selection in the real estate sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Geely Automobile Holdings Ltd., BYD Electronic (International) Co. and AAC Technologies Holdings Inc. Shares of Geely Automobile Holdings, the Chinese parent company of Volvo Car Group, rose amid sales and earnings growth during the reporting period. Shares of BYD Electronic, a Chinese maker of smartphone handsets that was not held in the Benchmark, rose after the company reported earnings and sales growth for the first half of its fiscal year. Shares of AAC Technologies Holdings, a Chinese maker of acoustical components for consumer electronics, rose on expectations for continued growth in smartphone sales.

Leading individual detractors from relative performance included the Fund’s underweight positions in Samsung Electronics Co., Tencent Holdings Ltd. and Alibaba Group Holding

Ltd. Shares of Samsung Electronics, a South Korean consumer electronics manufacturer, rose amid continued earnings growth during the reporting period. Shares of Tencent Holdings, a Chinese Internet services company, rose as the company reported better-than-expected earnings during the reporting period. Shares of Alibaba Group Holding, an Internet shopping provider, rose amid continued growth in the company’s sales and earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, seeking what they believed to be attractively priced countries, sectors and securities with positive catalysts. As a result of this process, the Fund’s largest average country exposures during the twelve months ended October 31, 2017, were to China, South Korea and Taiwan and its smallest average country exposures were to Chile, Singapore and Luxembourg. From a sector perspective, the Fund’s largest average weightings were in the financials, information technology and materials sectors, while its smallest average weightings were in the telecommunication services, health care and real estate sectors.

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tencent Holdings Ltd. (China)	2.5%
2.	Samsung Electronics Co. Ltd. (South Korea)	2.4
3.	Industrial & Commercial Bank of China Ltd., Class H (China)	2.2
4.	Alibaba Group Holding Ltd., ADR (China)	2.1
5.	Itau Unibanco Holding SA, ADR (Brazil)	1.6
6.	NetEase, Inc., ADR (China)	1.5
7.	China Construction Bank Corp., Class H (China)	1.4
8.	Hon Hai Precision Industry Co. Ltd. (Taiwan)	1.3
9.	Ping An Insurance Group Co. of China Ltd., Class H (China)	1.3
10.	Largan Precision Co. Ltd. (Taiwan)	1.3

PORTFOLIO COMPOSITION BY COUNTRY***
China	22.8%
South Korea	17.4
Taiwan	11.5
Brazil	8.9
Russia	7.5
Turkey	4.8
Thailand	4.0
Hong Kong	3.3
Malaysia	2.6
India	2.5
Poland	2.0
Hungary	1.5
South Africa	1.5
Panama	1.3
Indonesia	1.2
Others (each less than 1.0%)	3.1
Short-Term Investment	4.1

***	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2008
With Sales Charge*		22.49%	2.81%	0.67%
Without Sales Charge		29.28	3.92	1.23
CLASS C SHARES	February 28, 2008
With CDSC**		27.62	3.41	0.72
Without CDSC		28.62	3.41	0.72
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 28, 2008	29.61	4.19	1.48
CLASS R5 SHARES	February 28, 2008	29.89	4.40	1.68
CLASS R6 SHARES	September 1, 2015	29.87	4.42	1.70

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/08 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)1,*	27.68%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	26.45%

Net Assets as of 10/31/2017 (In Thousands)	$4,447,888

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2017.

By sector, the Fund’s security selection in the financials sector and its underweight position in the telecommunication services sector, where the Fund had no holdings, were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the materials and information technology sectors was a leading detractor from relative performance.

By country, the Fund’s security selection in China and its underweight position in Mexico were leading contributors to relative performance, while the Fund’s security selection and overweight positions in South Africa and India were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tencent Holdings Inc. and Sberbank of Russia OJSC, and its underweight position in China Mobile Ltd. Shares of Tencent Holdings, a Chinese Internet services company, rose as the company reported better-than-expected earnings during the reporting period. Shares of Sberbank, a Russian bank, rose along with a general rebound in Russian equities during the reporting period. Shares of China Mobile, a telecommunications provider not held in the Fund, fell amid investor expectations for weaker earnings.

Leading individual detractors from relative performance included the Fund’s overweight positions in Magnit PJSC and Woolworths Holdings Ltd., and its underweight position in Samsung Electronics Co. Shares of Magnit, a Russian operator of retail stores, fell on weak sales growth. Shares of Woolworths Holdings, a South African supermarket chain, fell after the company reported a decline in earnings for its latest fiscal year. Shares of Samsung Electronics, a South Korean consumer electronics manufacturer, rose after the company reported strong earnings growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund’s largest average sector positions during the reporting period were in the financials, information technology and consumer discretionary sectors, while the Fund’s smallest average sector positions were in the utilities, materials and health care sectors. The Fund’s largest average country positions were in China, India and South Africa and its smallest average positions were in Spain, Turkey and Papua New Guinea.

[1]	Effective December 1, 2016, the Fund’s Institutional Class Shares were renamed Class L Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tencent Holdings Ltd. (China)	6.6%
2.	Alibaba Group Holding Ltd., ADR (China)	5.3
3.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	4.2
4.	Samsung Electronics Co. Ltd. (South Korea)	4.0
5.	AIA Group Ltd. (Hong Kong)	3.7
6.	Housing Development Finance Corp. Ltd. (India)	3.5
7.	Ping An Insurance Group Co. of China Ltd., Class H (China)	3.4
8.	Sberbank of Russia PJSC (Russia)	2.7
9.	Tata Consultancy Services Ltd. (India)	2.3
10.	Bid Corp. Ltd. (South Africa)	2.2

PORTFOLIO COMPOSITION BY COUNTRY***
China	26.0%
India	16.3
Brazil	10.4
Taiwan	7.6
Hong Kong	6.3
South Africa	6.2
South Korea	5.4
Russia	4.1
United States	2.9
Indonesia	2.8
Mexico	2.2
Peru	1.5
Argentina	1.4
Panama	1.1
Others (each less than 1.0%)	2.9
Short-Term Investment	2.9

***	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		20.53%	4.04%	0.52%
Without Sales Charge		27.22	5.17	1.06
CLASS C SHARES	February 28, 2006
With CDSC**		25.58	4.65	0.56
Without CDSC		26.58	4.65	0.56
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	September 10, 2001	27.49	5.43	1.32
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	November 15, 1993	27.68	5.59	1.47
CLASS R2 SHARES	July 31, 2017	26.94	5.09	1.02
CLASS R3 SHARES	July 31, 2017	27.22	5.17	1.06
CLASS R4 SHARES	July 31, 2017	27.49	5.43	1.32
CLASS R5 SHARES	September 9, 2016	27.72	5.60	1.48
CLASS R6 SHARES	December 23, 2013	27.82	5.67	1.51

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/07 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of R6 Shares would have been different than those shown because R6 Shares have different expenses than Class L Shares.

Returns for Class R5 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.

Returns shown for Class R2 and Class R3 prior to their inception are based on the performance of Class A Shares. The actual returns of Class R2 and Class R3 Shares would have been lower than those shown because Class R2 and Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from October 31, 2007 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Global Research Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)1,*	23.29%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	22.77%

Net Assets as of 10/31/2017 (In Thousands)	$8,663,460

INVESTMENT OBJECTIVE**

The JPMorgan Global Research Enhanced Index Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2017.

By sector, the Fund’s security selection in the banks-finance sector and in the technology - semiconductors sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the retail and industrial cyclical sectors was a leading detractor from relative performance. By region, the Fund’s security selection in Europe and North America was the leading contributor to relative performance, while the Fund’s security selection in Japan and in the Pacific, excluding Japan, were the smallest contributors to relative performance.

Due to the Fund holding a relatively large number of securities during the period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by JPMorgan’s team of analysts, the Fund’s portfolio managers took marginally overweight positions in securities that they considered undervalued, while being marginally underweight in or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc. (United States)	2.4%
2.	Microsoft Corp. (United States)	1.9
3.	Amazon.com, Inc. (United States)	1.4
4.	Facebook, Inc., Class A (United States)	1.3
5.	Alphabet, Inc., Class C (United States)	1.0
6.	Bank of America Corp. (United States)	1.0
7.	Alphabet, Inc., Class A (United States)	0.9
8.	UnitedHealth Group, Inc. (United States)	0.8
9.	Citigroup, Inc. (United States)	0.8
10.	Visa, Inc., Class A (United States)	0.8

PORTFOLIO COMPOSITION BY COUNTRY***
United States	58.9%
Japan	8.8
United Kingdom	5.7
France	4.3
Germany	3.5
Canada	3.3
Switzerland	2.8
Australia	2.5
Netherlands	2.3
Spain	1.4
Hong Kong	1.2
Others (each less than 1.0%)	4.1
Short-Term Investment	1.2

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
[2]	MSCI World Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 28, 2013	23.29%	8.09%	10.73%

LIFE OF FUND PERFORMANCE (2/28/13 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Research Enhanced Index Fund, the MSCI World Index and the Lipper Global Large-Cap Core Funds Index from February 28, 2013 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Global Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Large-Cap Core Funds Index is an index based on the total returns of certain mutuals funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Global Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)1,*	21.88%
Morgan Stanley Capital International (“MSCI”) All Country World Index (net of foreign withholding taxes)	23.20%

Net Assets as of 10/31/2017 (In Thousands)	$3,549

INVESTMENT OBJECTIVE**

The JPMorgan Global Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI All Country World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2017.

By sector, the Fund’s security selection in the health care and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials and industrials sectors was a leading positive contributor to performance.

By region, the Fund’s security selection in the U.K. and Europe was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in North America and Japan was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Teva Pharmaceutical Industries Ltd., Kroger Co. and Molson Coors Brewing Co. Shares of Teva Pharmaceutical Industries, a maker of generic drugs, fell late in the reporting period after losing a drug patent lawsuit to rival Mylan NV. Shares of Kroger, a supermarket chain, fell after the company reported a decline in profit for the second quarter of 2017. Shares of Molson Coors Brewing, a beer and beverages company, fell after the company reported a decline in sales and lower-than-expected earnings for the second quarter of 2017.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Time Inc., Citigroup Inc. and Harman International Industries Inc. Shares of Time, a media company that was not held in the Benchmark, rose on investor expectations of a takeover offer and the company’s efforts to restructure its business model. Shares of Citigroup, a banking and financial services company, rose on better-than-expected earnings and overall gains in the financials sector. Shares of Harman International, an auto parts manufacturer, rose ahead of its takeover by Samsung Electronics Co.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers and analyst team conducted bottom-up fundamental research to construct a global portfolio of what they believed were undervalued companies, characterized by sustainability of earnings, strong free cash flow and the ability to increase earnings faster than their sector peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C (United States)	5.1%
2.	Citigroup, Inc. (United States)	3.4
3.	Vodafone Group plc (United Kingdom)	3.2
4.	Pioneer Natural Resources Co. (United States)	3.1
5.	Comcast Corp., Class A (United States)	3.1
6.	Apple, Inc. (United States)	2.9
7.	Schneider Electric SE (France)	2.7
8.	UnitedHealth Group, Inc. (United States)	2.7
9.	FANUC Corp. (Japan)	2.7
10.	Novartis AG (Registered) (Switzerland)	2.6

PORTFOLIO COMPOSITION BY COUNTRY***
United States	47.8%
China	8.1
Japan	8.1
United Kingdom	7.2
France	6.0
Switzerland	4.7
South Africa	2.3
Hong Kong	2.3
Germany	2.3
India	2.1
Singapore	2.1
Netherlands	2.0
Austria	1.8
Canada	1.1
Luxembourg	1.1
Italy	1.0

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge*		15.03%	9.34%	9.85%
Without Sales Charge		21.39	10.53	10.85
CLASS C SHARES	November 30, 2011
With CDSC**		19.76	9.97	10.30
Without CDSC		20.76	9.97	10.30
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	November 30, 2011	21.88	10.88	11.19
CLASS R2 SHARES	November 30, 2011	21.15	10.26	10.58
CLASS R5 SHARES	November 30, 2011	21.91	11.03	11.35
CLASS R6 SHARES	November 30, 2011	21.99	11.08	11.41

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Unconstrained Equity Fund, the MSCI All Country World Index and the Lipper Global Multi-Cap Core Funds Index from November 30, 2011 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Lipper Global Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through January 5, 2015, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)1,*	25.69%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	23.44%

Net Assets as of 10/31/2017 (In Thousands)	$4,007,091

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2017.

By sector, the Fund’s security selection and overweight position in the information technology sector and its security selection in the financials sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the health care and energy sectors was a leading detractor from relative performance.

By region, the Fund’s overweight position in emerging markets and its security selection in the U.K. contributed to performance relative to the Benchmark, while the Fund’s underweight position in Europe, excluding the U.K., detracted from relative performance.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Samsung Electronics Co., Tokyo Electron Ltd. and Prudential PLC. Shares of Samsung Electronics, a South Korean consumer electronics manufacturer not held in the Benchmark, rose as the company continued to report strong earnings growth during the reporting period. Shares of Tokyo Electron, a Japanese maker of semiconductor and electronics manufacturing equipment, rose amid increased demand for its products. Shares of Prudential, a U.K. insurance and financial services company, rose after the company reported better-than-expected results from its U.S. and Asia businesses.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Japan Tobacco Inc., Teva Pharmaceutical Industries Ltd. and TechnipFMC PLC. Shares of Japan Tobacco, a maker of tobacco products, fell amid investor concerns about the company’s domestic sales volume and competition for its next-generation products. Shares of Teva Pharmaceutical Industries, a maker of generic drugs, fell late in the reporting period after losing a drug patent lawsuit to rival Mylan NV. Shares of TechnipFMC, a U.K. oilfield services and engineering company not held in the Benchmark, fell amid overall weakness in the oil exploration sector.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	2.4%
2.	Unilever plc (United Kingdom)	2.2
3.	Samsung Electronics Co. Ltd., GDR (South Korea)	2.1
4.	Prudential plc (United Kingdom)	2.1
5.	SAP SE (Germany)	2.0
6.	Novartis AG (Registered) (Switzerland)	1.9
7.	BNP Paribas SA (France)	1.8
8.	Allianz SE (Registered) (Germany)	1.7
9.	Sumitomo Mitsui Financial Group, Inc. (Japan)	1.7
10.	British American Tobacco plc (United Kingdom)	1.6

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	20.1%
United Kingdom	15.7
France	13.3
Switzerland	10.5
Germany	9.9
Netherlands	6.3
Hong Kong	4.5
China	3.5
South Korea	2.7
Spain	1.5
Sweden	1.5
Belgium	1.2
Singapore	1.2
Australia	1.2
Denmark	1.2
India	1.1
Taiwan	1.1
South Africa	1.0
Others (each less than 1.0%)	1.9
Short-Term Investment	0.6

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge*		18.84%	6.26%	0.95%
Without Sales Charge		25.43	7.41	1.49
CLASS C SHARES	January 31, 2003
With CDSC**		23.79	6.87	0.97
Without CDSC		24.79	6.87	0.97
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	January 1, 1997	25.69	7.69	1.74
CLASS R2 SHARES	November 3, 2008	25.12	7.14	1.25
CLASS R5 SHARES	May 15, 2006	25.88	7.89	1.94
CLASS R6 SHARES	November 30, 2010	26.04	7.94	1.97

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/07 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2007 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the

Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)1,*	18.65%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	23.44%

Net Assets as of 10/31/2017 (In Thousands)	$200,456

INVESTMENT OBJECTIVE

The JPMorgan International Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2017.

By sector, the Fund’s security selection in the consumer non-durables sector and its security selection and overweight position in the media sector were leading detractors from performance relative to the Benchmark. The Fund’s overweight position in the technology-semiconductors sector and its security selection and overweight position in the industrial cyclical sector were leading positive contributors to relative performance.

By region, the Fund’s underweight position and security selection in Europe, excluding the U.K., and its overweight position and security selection in the U.K. were leading detractors from relative performance, while the Fund’s underweight allocation the Pacific region, excluding Japan, and its security selection in North America, where the Benchmark had no exposure, made positive contributions to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Royal Ahold Delhaize NV, Daiwa Securities Group Inc. and GlaxoSmithKline PLC. Shares of Royal Ahold Delhaize, a Netherlands grocery chain, fell after the company reported a decline in earnings during the reporting period. Shares of Daiwa Securities Group, a Japanese financial services company, fell amid investor expectations for low returns in Japanese financial markets.

Shares of GlaxoSmithKline, a U.K. pharmaceuticals company, fell amid investor concerns that Britain’s exit from the European Union would raise the company’s costs of doing business.

Leading individual contributors to relative performance included the Fund’s underweight positions in NXP Semiconductors N.V. and Toyota Motor Corp. and its overweight position in Michelin SCA. Shares of NXP Semiconductors, a Dutch computer chip maker that was not held in the Fund, fell amid uncertainty about its planned acquisition by Qualcomm Inc. Shares of Toyota, a Japanese automaker, fell amid a slowdown in U.S. auto sales and ongoing litigation related to passenger air bags. Shares of Michelin, a French maker of automotive tires and maps and guides, rose amid investor expectations for increased auto sales.

HOW THE FUND WAS MANAGED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends.

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	HSBC Holdings plc, ADR (United Kingdom)	2.9%
2.	British American Tobacco plc (United Kingdom)	2.6
3.	Samsung Electronics Co. Ltd. (South Korea)	2.2
4.	Bridgestone Corp. (Japan)	2.1
5.	Mitsubishi UFJ Financial Group, Inc., ADR (Japan)	2.1
6.	Vinci SA (France)	2.1
7.	UPM-Kymmene OYJ (Finland)	2.1
8.	NN Group NV (Netherlands)	2.1
9.	Ferguson plc (Switzerland)	2.1
10.	Allianz SE (Registered) (Germany)	2.1

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	22.0%
Japan	10.5
Germany	10.1
France	9.7
Switzerland	8.9
Netherlands	7.7
Russia	3.2
Finland	3.1
Norway	2.8
Italy	2.6
South Korea	2.2
Spain	2.1
Denmark	1.8
China	1.6
Taiwan	1.3
New Zealand	1.1
United States	1.0
Canada	1.0
Singapore	1.0
Hong Kong	1.0
Others (each less than 1.0%)	4.2
Short-Term Investment	1.1

***	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2011
With Sales Charge*		12.01%	6.29%	4.61%
Without Sales Charge		18.24	7.44	5.45
CLASS C SHARES	February 28, 2011
With CDSC**		16.64	6.89	4.92
Without CDSC		17.64	6.89	4.92
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 28, 2011	18.65	7.76	5.75
CLASS R2 SHARES	February 28, 2011	17.99	7.17	5.19
CLASS R5 SHARES	February 28, 2011	18.74	7.91	5.92
CLASS R6 SHARES	January 30, 2015	18.81	7.93	5.93

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/11 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2011.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Income Fund, the MSCI EAFE Index and the Lipper International Equity Income Funds Index from February 28, 2011 to October 31, 2017. Return information prior to July 31, 2013 for the Lipper International Equity Income Funds Index is not provided by Lipper, Inc. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)1,*	23.71%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	23.44%

Net Assets as of 10/31/2017 (In Thousands)	$5,038,702

INVESTMENT OBJECTIVE**

The JPMorgan International Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2017.

By sector, the Fund’s security selection in the banks and industrial cyclical sectors was a leading positive contributor to performance relative to the Benchmark, while the Fund’s security selection in the automobiles and health care sectors was a leading detractor from relative performance.

Each of the Fund’s regional allocations made a positive contribution to relative performance. The Fund’s security selection in Europe was a leading contributor to relative performance, while the Fund’s security selection in Japan, was the smallest contributor to relative performance.

Due to the Fund holding a relatively large number of securities during the period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by analysts, the Fund’s portfolio managers took a marginally overweight position in securities included within the universe of the Benchmark that they considered undervalued, while marginally underweighting or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	2.1%
2.	HSBC Holdings plc (United Kingdom)	1.5
3.	British American Tobacco plc (United Kingdom)	1.5
4.	Roche Holding AG (Switzerland)	1.5
5.	Toyota Motor Corp. (Japan)	1.5
6.	SAP SE (Germany)	1.3
7.	TOTAL SA (France)	1.3
8.	Royal Dutch Shell plc, Class B (Netherlands)	1.3
9.	Air Liquide SA (France)	1.2
10.	Anheuser-Busch InBev SA/NV (Belgium)	1.2

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	21.6%
United Kingdom	15.8
France	11.3
Germany	10.3
Switzerland	9.4
Netherlands	5.3
Australia	4.7
Italy	2.9
Spain	2.4
Hong Kong	2.2
Finland	1.8
Denmark	1.3
Belgium	1.2
Others (each less than 1.0%)	4.8
Short-Term Investment	5.0

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 23, 1993
With Sales Charge*		16.94%	7.23%	(0.21)%
Without Sales Charge		23.41	8.40	0.33
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	October 28, 1992	23.71	8.68	0.58

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (10/31/07 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Research Enhanced Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2007 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)1,*	25.60%
Morgan Stanley Capital International (“MSCI”) All Country World Index, Ex-U.S. (net of foreign withholding taxes)	23.64%

Net Assets as of 10/31/2017 (In Thousands)	$357,629

INVESTMENT OBJECTIVE**

The JPMorgan International Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2017.

By sector, the Fund’s security selection in the consumer discretionary and materials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the energy and health care sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in Emerging Markets and its security selection and overweight position in Europe, excluding the U.K., were leading contributors to performance relative to the Benchmark. The Fund’s security selection in Canada detracted from relative performance.

Leading individual contributors to the relative performance included the Fund’s overweight positions in Actelion Ltd., Nokia Oyj and NN Group N.V. Shares of Actelion, a Swiss drug maker, rose in advance of its $30 billion acquisition by Johnson & Johnson. Shares of Nokia, a Finnish provider of mobile technology services, rose after the company reported earnings growth in the second quarter of 2017. Shares of NN Group, a Dutch life insurance company, rose after the company reported better than expected earnings during the reporting period.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Teva Pharmaceutical Industries Ltd., Alimentation Couche-Tard Inc. and TechnipFMC PLC. Shares of Teva Pharmaceutical Industries, a maker of generic drugs, fell late in the reporting period after the company lost a drug patent lawsuit to rival Mylan NV. Shares of Alimentation Couche-Tard, a Canadian operator of convenience stores, fell ahead of its planned acquisition of CST Brands Inc. Shares of TechnipFMC, a U.K. oilfield services and engineering company not held in the Benchmark, fell amid overall weakness in the oil exploration sector.

HOW WAS THE FUND POSITIONED?

By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and unique companies, whose future prospects, the managers believed, were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on the share price.

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Ping An Insurance Group Co. of China Ltd., Class H (China)	4.2%
2.	Unilever NV, CVA (United Kingdom)	3.1
3.	AIA Group Ltd. (Hong Kong)	3.0
4.	Samsung Electronics Co. Ltd., GDR (South Korea)	2.9
5.	Continental AG (Germany)	2.9
6.	Linde AG (Germany)	2.9
7.	Bayer AG (Registered) (Germany)	2.7
8.	HDFC Bank Ltd., ADR (India)	2.7
9.	Shin-Etsu Chemical Co. Ltd. (Japan)	2.6
10.	British American Tobacco plc (United Kingdom)	2.5

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	15.7%
Japan	11.8
Germany	10.8
China	10.4
Netherlands	8.8
Switzerland	8.1
Hong Kong	6.7
South Korea	4.9
Canada	2.9
India	2.6
Spain	2.2
France	2.0
Indonesia	2.0
South Africa	2.0
Italy	1.9
Finland	1.7
Denmark	1.4
Short-Term Investment	4.1

***	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge*		18.56%	7.41%	8.79%
Without Sales Charge		25.16	8.57	9.79
CLASS C SHARES	November 30, 2011
With CDSC**		23.51	8.02	9.23
Without CDSC		24.51	8.02	9.23
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	November 30, 2011	25.60	8.90	10.11
CLASS R2 SHARES	November 30, 2011	24.85	8.30	9.51
CLASS R5 SHARES	November 30, 2011	25.67	9.05	10.27
CLASS R6 SHARES	November 30, 2011	25.72	9.11	10.33

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Unconstrained Equity Fund, the MSCI All Country World Index, ex-U.S. and the Lipper International Large-Cap Growth Funds Index from November 30, 2011 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index, ex-U.S. does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country World Index, ex-U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Lipper International Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)1,*	23.88%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	23.21%

Net Assets as of 10/31/2017 (In Thousands)	$793,787

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2017.

By sector, the Fund’s security selection in the insurance and banks sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the health care and energy sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in Europe and the U.K. was a leading contributor to relative performance, while the Fund’s security selection in North America detracted from relative performance.

Leading individual contributors to relative performance included the Fund’s positions in ASR Nederland NV, Airbus SE and Prudential PLC, none of which were held in the Benchmark. Shares of ASR Nederland, a Dutch insurance company, rose on news reports that rival Aegon NV sought to acquire the company. Shares of Airbus, a maker of commercial aircraft and military hardware, rose amid strong demand for new aircraft and better-than-expected earnings during the reporting period. Shares of Prudential, a U.K. financial services company, rose amid continued growth in earnings and expansion into China.

Leading individual detractors from relative performance included the Fund’s overweight positions in Teva Pharmaceutical Industries Ltd., Shire PLC and TechnipFMC PLC. Shares of Teva Pharmaceutical Industries, a maker of generic drugs, fell late in the reporting period after losing a drug patent lawsuit to rival Mylan NV. Shares of Shire, a pharmaceutical company based in Ireland, fell after the company reduced its sales forecast. Shares of TechnipFMC, a U.K. oilfield services and engineering company not held in the Benchmark, fell amid overall weakness in the oil exploration sector.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the securities to realize their inherent value. In addition, the Fund employed futures and currency forwards to help manage cash flows and currency exposure.

[1]	Effective December 1, 2016, the Fund’s Institutional Class Shares were renamed Class L Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	4.4%
2.	TOTAL SA (France)	3.4
3.	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.8
4.	Australia & New Zealand Banking Group Ltd. (Australia)	2.4
5.	AXA SA (France)	2.3
6.	BNP Paribas SA (France)	2.1
7.	Siemens AG (Registered) (Germany)	2.1
8.	Air Liquide SA (France)	2.0
9.	Honda Motor Co. Ltd. (Japan)	2.0
10.	Enel SpA (Italy)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	22.5%
France	15.9
United Kingdom	11.2
Switzerland	8.4
Germany	7.7
Netherlands	7.5
Italy	3.6
Australia	3.3
Spain	3.0
Belgium	2.3
Luxembourg	1.4
United States	1.4
Canada	1.4
Singapore	1.4
Austria	1.3
Finland	1.3
Norway	1.0
South Korea	1.0
Others (each less than 1.0%)	3.4
Short-Term Investment	1.0

***	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		16.80%	5.07%	(1.01)%
Without Sales Charge		23.30	6.20	(0.47)
CLASS C SHARES	July 11, 2006
With CDSC**		21.67	5.68	(0.97)
Without CDSC		22.67	5.68	(0.97)
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	September 10, 2001	23.66	6.51	(0.21)
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	November 4, 1993	23.88	6.65	(0.06)
CLASS R2 SHARES	November 3, 2008	23.02	5.96	(0.69)
CLASS R5 SHARES	September 9, 2016	23.81	6.66	(0.06)
CLASS R6 SHARES	November 30, 2010	23.99	6.80	0.02

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/07 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R5 shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from October 31, 2007 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index. The Lipper International Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	22.98%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	23.44%

Net Assets as of 10/31/2017 (In Thousands)	$3,155,609

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid International Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2017. The Fund’s portfolio managers attempted to construct the Fund so that security selection and style factors (i.e., growth, value and quality characteristics) would be the primary drivers of returns.

The Fund’s security selection in the consumer discretionary sector and its underweight position in the energy sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the financials and utilities sectors was a leading contributor to relative performance.

The Fund targeted investments in companies that exhibited specific growth, value and quality characteristics during the period. Due to the relatively large number of securities held in the Fund during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed were attractive based on their proprietary multifactor model.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Novartis AG (Registered) (Switzerland)	1.9%
2.	Unilever NV, CVA (United Kingdom)	1.8
3.	Nestle SA (Registered) (Switzerland)	1.7
4.	Allianz SE (Registered) (Germany)	1.5
5.	Roche Holding AG (Switzerland)	1.4
6.	Sanofi (France)	1.4
7.	ING Groep NV (Netherlands)	1.2
8.	Lloyds Banking Group plc (United Kingdom)	1.2
9.	Enel SpA (Italy)	1.1
10.	ABB Ltd. (Registered) (Switzerland)	1.0

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	23.2%
United Kingdom	14.1
Switzerland	10.5
France	10.1
Germany	6.7
Australia	6.5
Netherlands	5.3
Denmark	4.0
Sweden	3.5
Singapore	2.1
Spain	2.0
Hong Kong	1.4
Belgium	1.4
Austria	1.2
Italy	1.1
Others (each less than 1.0%)	5.2
Short-Term Investment	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge*		16.53%	7.38%	(0.37)%
Without Sales Charge		22.98	8.54	0.17
CLASS C SHARES	February 28, 2006
With CDSC**		21.35	7.99	(0.33)
Without CDSC		22.35	7.99	(0.33)
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 28, 2006	23.39	8.86	0.45
CLASS R2 SHARES	November 3, 2008	22.70	8.27	(0.05)
CLASS R6 SHARES	May 29, 2015	23.59	9.09	0.68

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/07 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of the now liquidated Institutional Class Shares. The actual returns of R6 Shares would have been different than those shown because R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from October 31, 2007 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.9%
	Argentina — 0.7%
60	Banco Macro SA, ADR	7,615
190	Telecom Argentina SA, ADR (a)	6,181

		13,796

	Brazil — 8.9%
1,638	Banco Bradesco SA, ADR	17,313
2,204	Banco do Brasil SA	23,298
585	Braskem SA (Preference), Class A (a)	9,291
226	Cia de Saneamento de Minas Gerais-COPASA	2,751
2,348	Cia de Saneamento do Parana (Preference)	7,787
1,609	EDP — Energias do Brasil SA (a)	7,173
378	Fibria Celulose SA	6,040
2,577	Itau Unibanco Holding SA, ADR	33,015
3,403	Kroton Educacional SA	18,873
279	M Dias Branco SA (a)	4,128
248	Magazine Luiza SA	4,844
4,007	Metalurgica Gerdau SA (Preference) (a)	6,247
2,061	MRV Engenharia e Participacoes SA	7,983
938	Suzano Papel e Celulose SA (Preference), Class A	5,809
710	Transmissora Alianca de Energia Eletrica SA	4,463
2,235	Vale SA, ADR	21,877

		180,892

	China — 22.8%
1,223	AAC Technologies Holdings, Inc.	22,426
6,656	Air China Ltd., Class H	6,347
237	Alibaba Group Holding Ltd., ADR (a)	43,741
2,699	Anhui Conch Cement Co. Ltd., Class H	11,560
38,510	Bank of China Ltd., Class H	19,246
4,378	Electronic International Co. Ltd.	11,870
31,280	China Construction Bank Corp., Class H	27,955
6,430	China Merchants Bank Co. Ltd., Class H	24,553
2,726	China Overseas Land & Investment Ltd.	8,851
16,030	China Power International Development Ltd.	5,096
5,404	Geely Automobile Holdings Ltd.	16,757
9,874	Guangzhou Automobile Group Co. Ltd., Class H	24,555
11,074	Huadian Power International Corp. Ltd., Class H	4,601
14,084	Huaneng Power International, Inc., Class H	9,419
57,285	Industrial & Commercial Bank of China Ltd., Class H	45,573
112	NetEase, Inc., ADR	31,540
2,384	Nexteer Automotive Group Ltd. (a)	4,669
9,550	PICC Property & Casualty Co. Ltd., Class H	18,952
2,978	Ping An Insurance Group Co. of China Ltd., Class H	26,170
6,426	Qingdao Haier Co. Ltd., Class A	16,784

SHARES	SECURITY DESCRIPTION	VALUE($)

	China — continued
5,348	Shenzhen Expressway Co. Ltd., Class H	5,470
1,118	Tencent Holdings Ltd.	50,235
9,620	Xinyi Solar Holdings Ltd.	3,332
124	Yirendai Ltd., ADR	5,372
112	YY, Inc., ADR (a)	10,084
4,492	Zhejiang Expressway Co. Ltd., Class H	5,555
1,818	Zhongsheng Group Holdings Ltd.	3,736

		464,449

	Hong Kong — 3.3%
3,010	Haier Electronics Group Co. Ltd. (a)	7,937
1,996	Kingboard Chemical Holdings Ltd.	11,844
3,742	Kingboard Laminates Holdings Ltd.	6,288
5,573	Lee & Man Paper Manufacturing Ltd.	6,808
5,230	Nine Dragons Paper Holdings Ltd.	9,613
18,925	WH Group Ltd., Reg. S (e)	19,178
5,596	Xinyi Glass Holdings Ltd.	5,423

		67,091

	Hungary — 1.5%
922	MOL Hungarian Oil & Gas plc	11,044
485	OTP Bank plc	19,546

		30,590

	India — 2.5%
1,441	HCL Technologies Ltd.	19,039
1,218	Hindustan Petroleum Corp. Ltd.	8,411
2,666	Rural Electrification Corp. Ltd.	7,137
3,350	Vedanta Ltd.	17,196

		51,783

	Indonesia — 1.2%
17,953	Bank Negara Indonesia Persero Tbk. PT	10,064
12,975	Bank Rakyat Indonesia Persero Tbk. PT	14,928

		24,992

	Luxembourg — 0.3%
213	Ternium SA, ADR	6,606

	Malaysia — 2.6%
12,441	AirAsia Bhd.	9,818
8,217	CIMB Group Holdings Bhd.	11,918
2,625	Genting Bhd.	5,611
5,782	Malayan Banking Bhd.	12,633
3,660	Tenaga Nasional Bhd.	12,966

		52,946

	Mexico — 0.3%
1,064	Grupo Financiero Banorte SAB de CV, Class O	6,302

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Panama — 1.3%
207	Copa Holdings SA, Class A	25,459

	Poland — 2.0%
146	Jastrzebska Spolka Weglowa SA (a)	3,926
313	KGHM Polska Miedz SA	10,570
551	Polski Koncern Naftowy ORLEN SA	19,488
4,160	Polskie Gornictwo Naftowe i Gazownictwo SA	7,645

		41,629

	Qatar — 0.3%
203	Qatar National Bank QPSC	6,782

	Russia — 7.5%
1,592	Aeroflot PJSC	4,900
11,486	Alrosa PJSC	14,763
941	Evraz plc	3,608
10,213	Magnitogorsk Iron & Steel Works PJSC	7,710
1,059	MMC Norilsk Nickel PJSC, ADR	19,482
1,846	Mobile TeleSystems PJSC, ADR	19,590
164	Ros Agro plc, Reg. S, GDR	1,967
324,010	RusHydro PJSC	4,526
1,776	Sberbank of Russia PJSC, ADR	25,487
888	Severstal PJSC, Reg. S, GDR	13,539
20,045	Surgutneftegas OJSC (Preference)	9,935
279	Tatneft PJSC, ADR	12,550
6,697	United Co. RUSAL plc	4,323
238	X5 Retail Group NV, Reg. S, GDR (a)	9,780

		152,160

	Singapore — 0.6%
8,860	IGG, Inc.	11,895

	South Africa — 1.5%
264	Kumba Iron Ore Ltd.	5,078
337	Nedbank Group Ltd.	4,936
1,746	Standard Bank Group Ltd.	20,271

		30,285

	South Korea — 17.4%
532	Hana Financial Group, Inc.	22,787
114	Hyosung Corp.	13,666
231	Hyundai Engineering & Construction Co. Ltd.	7,798
238	Hyundai Marine & Fire Insurance Co. Ltd.	9,652
1,103	Industrial Bank of Korea	15,116
465	Korea Electric Power Corp.	16,298
257	KT&G Corp.	24,343
65	LG Chem Ltd.	23,317
597	LG Uplus Corp.	6,856
53	NCSoft Corp.	20,022

SHARES	SECURITY DESCRIPTION	VALUE($)

	South Korea — continued
67	POSCO	19,565
20	Samsung Electronics Co. Ltd.	48,646
21	Samsung SDI Co. Ltd.	3,882
171	Seoul Semiconductor Co. Ltd.	4,188
146	SFA Engineering Corp.	5,314
463	Shinhan Financial Group Co. Ltd.	20,787
329	SK Hynix, Inc.	24,242
135	SK Innovation Co. Ltd.	24,684
165	S-Oil Corp.	18,951
137	TES Co. Ltd.	4,252
1,356	Woori Bank	19,848

		354,214

	Taiwan — 11.5%
5,134	Accton Technology Corp.	16,554
1,462	Catcher Technology Co. Ltd.	15,560
34,313	CTBC Financial Holding Co. Ltd.	21,969
1,746	Elite Material Co. Ltd.	6,953
2,578	FLEXium Interconnect, Inc. (a)	9,886
11,551	Fubon Financial Holding Co. Ltd.	18,409
1,777	General Interface Solution Holding Ltd.	16,315
120	Grape King Bio Ltd.	691
7,257	Hon Hai Precision Industry Co. Ltd.	26,972
136	Largan Precision Co. Ltd.	25,780
2,627	Merry Electronics Co. Ltd.	20,096
3,177	Pegatron Corp.	8,232
368	Phison Electronics Corp.	4,381
3,225	Powertech Technology, Inc.	10,100
539	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	22,801
20,484	Yuanta Financial Holding Co. Ltd.	9,110

		233,809

	Thailand — 4.0%
3,188	Kiatnakin Bank PCL	7,267
30,960	Krung Thai Bank PCL	16,968
4,309	PTT Global Chemical PCL	10,380
1,617	PTT PCL	20,454
17,443	Star Petroleum Refining PCL	9,142
3,166	Thai Oil PCL	9,720
2,728	Tisco Financial Group PCL	7,207

		81,138

	Turkey — 4.8%
5,340	Akbank TAS	14,127
3,357	Eregli Demir ve Celik Fabrikalari TAS	7,889
7,224	Petkim Petrokimya Holding A/S	12,666

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Turkey — continued
2,064	Tekfen Holding A/S	6,983
614	Tupras Turkiye Petrol Rafinerileri A/S	22,127
5,054	Turkcell Iletisim Hizmetleri A/S	18,937
5,160	Turkiye Halk Bankasi A/S	15,074

		97,803

	United States — 0.5%
137	Cognizant Technology Solutions Corp., Class A	10,353

	Vietnam — 0.4%
4,577	Hoa Phat Group JSC (a)	7,456

	Total Common Stocks (Cost $1,543,887)	1,952,430

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Taiwan — 0.0% (g)
470	CTBC Financial Holding Co. Ltd., expiring 12/15/2017 (a) (Cost $—)	—	(h)

SHARES
Short-Term Investment — 4.1%
	Investment Company — 4.1%
84,272	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b) (l) (Cost $84,272)	84,272

	Total Investments — 100.0% (Cost $1,628,159)	2,036,702
	Other Assets in Excess of Liabilities — 0.0% (g)	993

	NET ASSETS — 100.0%	$2,037,695

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	24.2%
Oil, Gas & Consumable Fuels	8.6
Metals & Mining	8.3
Electronic Equipment, Instruments & Components	7.6
Internet Software & Services	6.9
Semiconductors & Semiconductor Equipment	3.6
Technology Hardware, Storage & Peripherals	3.6
Chemicals	3.4
Insurance	2.7
Airlines	2.3
Electric Utilities	2.2
Automobiles	2.0
Wireless Telecommunication Services	1.9
Household Durables	1.6
Software	1.6
IT Services	1.4
Communications Equipment	1.4
Paper & Forest Products	1.4
Diversified Financial Services	1.3
Food Products	1.2
Tobacco	1.2
Others (each less than 1.0%)	7.5
Short-Term Investment	4.1

Futures contracts outstanding as of October 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	633	12/2017	USD	35,581	564

					564

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.8%
	Argentina — 1.4%
261	MercadoLibre, Inc.	62,699

	Australia — 0.5%
4,107	Oil Search Ltd.	23,282

	Brazil — 10.4%
8,231	Ambev SA, ADR	52,102
3,884	BB Seguridade Participacoes SA	32,782
5,580	CCR SA	30,978
3,264	Cielo SA	22,292
1,076	Itau Unibanco Holding SA (Preference)	13,885
4,059	Itau Unibanco Holding SA, ADR	52,000
14,662	Kroton Educacional SA	81,306
6,545	Lojas Renner SA (a)	68,830
846	Marcopolo SA (a)	861
6,582	Marcopolo SA (Preference) (a)	8,008
1,331	Raia Drogasil SA (a)	32,034
2,252	Ultrapar Participacoes SA	53,975
2,410	WEG SA	15,773

		464,826

	China — 26.1%
2,320	AAC Technologies Holdings, Inc.	42,533
1,279	Alibaba Group Holding Ltd., ADR (a)	236,461
15,417	Fuyao Glass Industry Group Co. Ltd., Class A	63,123
8,995	Hangzhou Robam Appliances Co. Ltd., Class A	63,069
2,598	JD.com, Inc., ADR (a)	97,489
387	Kweichow Moutai Co. Ltd., Class A	36,098
9,401	Midea Group Co. Ltd., Class A	72,362
504	New Oriental Education & Technology Group, Inc., ADR	41,993
17,489	Ping An Insurance Group Co. of China Ltd., Class H	153,692
4,591	Shenzhou International Group Holdings Ltd.	39,231
693	TAL Education Group, ADR	19,056
6,561	Tencent Holdings Ltd.	294,889

		1,159,996

	Egypt — 0.7%
6,541	Commercial International Bank Egypt SAE (Registered), GDR	29,860

	Hong Kong — 6.3%
22,769	AIA Group Ltd.	171,572
516	Jardine Matheson Holdings Ltd.	33,037
6,128	Sands China Ltd.	28,908
8,038	Techtronic Industries Co. Ltd.	47,185

		280,702

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — 16.4%
1,781	Asian Paints Ltd.	32,524
3,414	HDFC Bank Ltd.	95,494
945	HDFC Bank Ltd., ADR	87,203
5,831	Housing Development Finance Corp. Ltd.	153,770
2,454	IndusInd Bank Ltd.	61,680
14,965	ITC Ltd.	61,442
2,674	Kotak Mahindra Bank Ltd.	42,343
2,518	Tata Consultancy Services Ltd.	102,075
1,135	Tata Motors Ltd., ADR (a)	37,193
799	UltraTech Cement Ltd.	54,323

		728,047

	Indonesia — 2.8%
71,409	Astra International Tbk. PT	42,122
35,605	Bank Central Asia Tbk. PT	54,848
23,402	Bank Rakyat Indonesia Persero Tbk. PT	26,924

		123,894

	Mexico — 2.2%
9,980	Becle SAB de CV (a)	15,939
8,736	Grupo Financiero Banorte SAB de CV, Class O	51,763
6,086	Infraestructura Energetica Nova SAB de CV	31,047

		98,749

	Panama — 1.1%
405	Copa Holdings SA, Class A	49,888

	Peru — 1.5%
310	Credicorp Ltd.	64,888

	Russia — 4.1%
446	Magnit PJSC	58,601
146	Magnit PJSC, Reg. S, GDR	4,122
36,641	Sberbank of Russia PJSC	121,415

		184,138

	South Africa — 6.2%
4,435	Bid Corp. Ltd.	97,555
3,896	Bidvest Group Ltd. (The)	47,298
336	Capitec Bank Holdings Ltd.	22,313
9,029	FirstRand Ltd.	32,773
1,734	Mr Price Group Ltd.	21,486
706	Remgro Ltd.	10,680
8,806	Sanlam Ltd.	44,077

		276,182

	South Korea — 5.4%
182	Netmarble Games Corp., Reg. S (a) (e)	28,202
99	Samsung Biologics Co. Ltd., Reg. S (a) (e)	34,074

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	South Korea — continued
72	Samsung Electronics Co. Ltd.	177,155

		239,431

	Spain — 0.6%
3,396	Prosegur Cia de Seguridad SA	25,917

	Taiwan — 7.6%
3,928	Delta Electronics, Inc.	18,900
423	Largan Precision Co. Ltd.	80,184
5,867	President Chain Store Corp.	52,756
4,448	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	188,279

		340,119

	Thailand — 0.8%
5,132	Kasikornbank PCL, NVDR	33,988

	Turkey — 0.3%
1,037	Ford Otomotiv Sanayi A/S	14,648

	United States — 2.4%
627	EPAM Systems, Inc. (a)	57,136
187	Luxoft Holding, Inc. (a)	8,728
996	Yum China Holdings, Inc. (a)	40,197

		106,061

	Total Common Stocks (Cost $3,001,631)	4,307,315

NUMBER OF WARRANTS
Warrants — 0.6%
	United States — 0.6%
	Almarai Co.
1,597	expiring 07/11/2019 (Strike Price $1.00) (a)	23,268
90	expiring 07/20/2020 (Strike Price $1.00) (a)	1,314

	Total Warrants (Cost $30,284)	24,582

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.9%
	Investment Company — 2.9%
128,728	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92%, (b) (l) (Cost $128,728)	128,728

	Total Investments — 100.3% (Cost $3,160,643)	4,460,625
	Liabilities in Excess of Other Assets — (0.3)%	(12,737)

	NET ASSETS — 100.0%	$4,447,888

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	17.0%
Internet Software & Services	13.3
Insurance	9.0
Food & Staples Retailing	5.5
IT Services	4.3
Semiconductors & Semiconductor Equipment	4.2
Household Durables	4.1
Technology Hardware, Storage & Peripherals	4.0
Thrifts & Mortgage Finance	3.4
Diversified Consumer Services	3.2
Electronic Equipment, Instruments & Components	3.2
Beverages	2.3
Internet & Direct Marketing Retail	2.2
Automobiles	2.1
Industrial Conglomerates	1.8
Oil, Gas & Consumable Fuels	1.7
Hotels, Restaurants & Leisure	1.6
Multiline Retail	1.5
Auto Components	1.4
Tobacco	1.4
Construction Materials	1.2
Airlines	1.1
Diversified Financial Services	1.0
Others (each less than 1.0%)	6.6
Short-Term Investment	2.9

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.5%
	Australia — 2.5%
114	AGL Energy Ltd.	2,213
1,184	Alumina Ltd.	2,124
332	Amcor Ltd.	4,032
531	AMP Ltd.	2,024
306	APA Group	2,009
74	Aristocrat Leisure Ltd.	1,334
24	ASX Ltd.	996
709	Aurizon Holdings Ltd.	2,814
693	Australia & New Zealand Banking Group Ltd.	15,899
86	Bendigo & Adelaide Bank Ltd.	747
703	BHP Billiton Ltd.	14,475
131	BHP Billiton plc	2,366
237	Boral Ltd.	1,302
337	Brambles Ltd.	2,446
82	Caltex Australia Ltd.	2,144
96	Challenger Ltd.	984
240	Coca-Cola Amatil Ltd.	1,498
19	Cochlear Ltd.	2,615
369	Commonwealth Bank of Australia	21,975
187	Computershare Ltd.	2,230
10	Crown Resorts Ltd.	90
99	CSL Ltd.	10,536
228	Dexus	1,708
165	Fortescue Metals Group Ltd.	587
449	Goodman Group	2,879
152	GPT Group (The)	595
274	Incitec Pivot Ltd.	805
405	Insurance Australia Group Ltd.	2,037
121	LendLease Group	1,502
75	Macquarie Group Ltd.	5,694
487	Medibank Pvt Ltd.	1,145
1,448	Mirvac Group	2,677
611	National Australia Bank Ltd.	15,297
157	Newcrest Mining Ltd.	2,680
357	Oil Search Ltd.	2,025
130	Orica Ltd.	2,080
333	Origin Energy Ltd. (a)	2,031
370	Qantas Airways Ltd.	1,748
391	QBE Insurance Group Ltd.	3,206
40	Ramsay Health Care Ltd.	2,072
25	REA Group Ltd.	1,366
317	Santos Ltd.	1,095
1,503	Scentre Group	4,633
6	SEEK Ltd.	87
54	Sonic Healthcare Ltd.	895

SHARES	SECURITY DESCRIPTION	VALUE($)

	Australia — continued
1,438	South32 Ltd.	3,756
544	Stockland	1,884
377	Suncorp Group Ltd.	3,921
380	Sydney Airport	2,070
341	Tabcorp Holdings Ltd.	1,173
247	Tatts Group Ltd.	791
954	Telstra Corp. Ltd.	2,589
175	TPG Telecom Ltd.	724
545	Transurban Group	5,065
110	Treasury Wine Estates Ltd.	1,317
634	Vicinity Centres	1,289
237	Wesfarmers Ltd.	7,592
278	Westfield Corp.	1,657
711	Westpac Banking Corp.	18,005
156	Woodside Petroleum Ltd.	3,685
328	Woolworths Ltd.	6,509

		217,724

	Austria — 0.1%
272	Erste Group Bank AG (a)	11,660

	Belgium — 0.5%
136	Anheuser-Busch InBev SA/NV	16,626
166	KBC Group NV	13,785
80	UCB SA	5,843
147	Umicore SA	6,571

		42,825

	Bermuda — 0.1%
93	Marvell Technology Group Ltd.	1,719
124	XL Group Ltd.	5,021

		6,740

	Canada — 3.3%
52	Agnico Eagle Mines Ltd.	2,325
33	Agrium, Inc.	3,544
104	Alimentation Couche-Tard, Inc., Class B	4,886
85	ARC Resources Ltd.	1,031
155	Bank of Montreal	11,870
280	Bank of Nova Scotia (The)	18,096
275	Barrick Gold Corp.	3,980
36	BCE, Inc.	1,678
221	Brookfield Asset Management, Inc., Class A	9,263
98	Canadian Imperial Bank of Commerce	8,625
188	Canadian National Railway Co.	15,106
270	Canadian Natural Resources Ltd.	9,431
36	Canadian Pacific Railway Ltd.	6,230
17	Canadian Tire Corp. Ltd., Class A	2,108

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Canada — continued
209	Cenovus Energy, Inc.	2,027
55	CGI Group, Inc., Class A (a)	2,910
5	Constellation Software, Inc.	2,678
126	Crescent Point Energy Corp.	1,033
29	Dollarama, Inc.	3,197
194	Enbridge, Inc.	7,456
211	Encana Corp.	2,471
6	Fairfax Financial Holdings Ltd.	2,909
69	Fortis, Inc.	2,542
43	Franco-Nevada Corp.	3,384
57	Gildan Activewear, Inc.	1,740
198	Goldcorp, Inc.	2,583
73	Great-West Lifeco, Inc.	2,037
73	Imperial Oil Ltd.	2,377
32	Intact Financial Corp.	2,647
84	Inter Pipeline Ltd.	1,702
294	Kinross Gold Corp. (a)	1,162
56	Loblaw Cos. Ltd.	2,888
98	Magna International, Inc.	5,362
486	Manulife Financial Corp.	9,770
59	Metro, Inc.	1,868
82	National Bank of Canada	3,988
60	Open Text Corp.	2,089
93	Pembina Pipeline Corp.	3,083
207	Potash Corp. of Saskatchewan, Inc.	4,024
92	Power Corp. of Canada	2,370
62	Power Financial Corp.	1,726
54	Restaurant Brands International, Inc.	3,497
89	Rogers Communications, Inc., Class B	4,636
336	Royal Bank of Canada	26,252
63	Saputo, Inc.	2,281
101	Shaw Communications, Inc., Class B	2,297
37	SNC-Lavalin Group, Inc.	1,657
152	Sun Life Financial, Inc.	5,916
383	Suncor Energy, Inc.	12,994
133	Teck Resources Ltd., Class B	2,713
85	Thomson Reuters Corp.	3,968
423	Toronto-Dominion Bank (The)	24,063
175	TransCanada Corp.	8,299
62	Waste Connections, Inc.	4,354
103	Wheaton Precious Metals Corp.	2,140

		285,263

	China — 0.1%
981	BOC Hong Kong Holdings Ltd.	4,674
412	Yangzijiang Shipbuilding Holdings Ltd.	476

		5,150

SHARES	SECURITY DESCRIPTION	VALUE($)

	Denmark — 0.6%
41	Chr Hansen Holding A/S	3,551
241	Danske Bank A/S	9,213
546	Novo Nordisk A/S, Class B	27,189
94	Pandora A/S	8,882
942	TDC A/S	5,572

		54,407

	Finland — 0.2%
106	Cargotec OYJ, Class B	6,273
474	Outokumpu OYJ	4,484
279	Stora Enso OYJ, Class R	4,363
199	UPM-Kymmene OYJ	5,975

		21,095

	France — 4.3%
203	Accor SA	10,143
187	Air Liquide SA	23,844
211	Airbus SE	21,621
86	Arkema SA	10,811
946	AXA SA	28,549
395	BNP Paribas SA	30,865
82	Capgemini SE	9,936
28	Cie Generale des Etablissements Michelin	4,101
40	Kering	18,390
23	L’Oreal SA	5,039
47	LVMH Moet Hennessy Louis Vuitton SE	14,065
1,472	Natixis SA	11,547
105	Pernod Ricard SA	15,784
265	Peugeot SA	6,291
128	Renault SA	12,738
324	Sanofi	30,644
293	Schneider Electric SE (a)	25,786
110	Sodexo SA	13,958
129	Thales SA	13,393
724	TOTAL SA	40,355
6	Unibail-Rodamco SE	1,593
180	Vinci SA	17,657
162	Vivendi SA	4,017

		371,127

	Germany — 3.5%
88	adidas AG	19,684
46	Allianz SE (Registered)	10,727
140	BASF SE	15,364
137	Bayer AG (Registered)	17,853
96	Bayerische Motoren Werke AG	9,818
97	Brenntag AG	5,480

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Germany — continued
68	Continental AG	17,358
115	Daimler AG (Registered)	9,581
58	Deutsche Post AG (Registered)	2,650
691	Deutsche Telekom AG (Registered)	12,515
188	Fresenius SE & Co. KGaA	15,740
89	Henkel AG & Co. KGaA (Preference)	12,445
519	Infineon Technologies AG	14,346
32	Linde AG (a)	6,877
68	Merck KGaA	7,245
78	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	17,531
341	SAP SE	38,939
217	Siemens AG (Registered)	31,099
1,335	Telefonica Deutschland Holding AG	6,809
104	Volkswagen AG (Preference)	19,013
198	Vonovia SE	8,764

		299,838

	Hong Kong — 1.2%
2,635	AIA Group Ltd.	19,858
67	ASM Pacific Technology Ltd.	982
41	Bank of East Asia Ltd. (The)	180
464	CK Asset Holdings Ltd.	3,817
703	CK Hutchison Holdings Ltd.	8,927
220	CK Infrastructure Holdings Ltd.	1,911
483	CLP Holdings Ltd.	4,916
586	Galaxy Entertainment Group Ltd.	3,996
59	Hang Lung Properties Ltd.	136
220	Hang Seng Bank Ltd.	5,205
385	Henderson Land Development Co. Ltd.	2,514
556	HKT Trust & HKT Ltd.	679
2,121	Hong Kong & China Gas Co. Ltd.	4,021
240	Hong Kong Exchanges & Clearing Ltd.	6,690
243	Hongkong Land Holdings Ltd.	1,763
2,431	Hutchison Port Holdings Trust	1,045
195	I-CABLE Communications Ltd. (a)	6
21	Jardine Matheson Holdings Ltd.	1,313
342	Kerry Properties Ltd.	1,539
1,756	Li & Fung Ltd.	885
394	Link REIT	3,313
220	MTR Corp. Ltd.	1,275
673	New World Development Co. Ltd.	1,003
410	NWS Holdings Ltd.	830
293	Power Assets Holdings Ltd.	2,536
691	Sands China Ltd.	3,259
1,172	Sino Land Co. Ltd.	2,020

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — continued
381	Sun Hung Kai Properties Ltd.	6,233
204	Swire Pacific Ltd., Class A	2,011
99	Techtronic Industries Co. Ltd.	578
1,040	WH Group Ltd., Reg. S (e)	1,053
381	Wharf Holdings Ltd. (The)	3,470
352	Wheelock & Co. Ltd.	2,452
249	Yue Yuen Industrial Holdings Ltd.	954

		101,370

	Ireland — 0.3%
258	CRH plc	9,728
141	James Hardie Industries plc, CDI	2,152
114	Ryanair Holdings plc, ADR (a)	12,814

		24,694

	Israel — 0.0% (g)
155	Teva Pharmaceutical Industries Ltd., ADR	2,136

	Italy — 0.8%
452	Atlantia SpA	14,723
3,826	Enel SpA	23,724
160	Eni SpA	2,619
644	Intesa Sanpaolo SpA	2,165
1,640	Snam SpA	8,376
740	UniCredit SpA (a)	14,136

		65,743

	Japan — 8.8%
57	AEON Financial Service Co. Ltd.	1,229
80	Aeon Mall Co. Ltd.	1,432
227	Ajinomoto Co., Inc.	4,565
61	Alfresa Holdings Corp.	1,156
245	Amada Holdings Co. Ltd.	3,049
23	ANA Holdings, Inc.	880
166	Asahi Group Holdings Ltd.	7,575
347	Asahi Kasei Corp.	4,202
181	Astellas Pharma, Inc.	2,412
123	Bandai Namco Holdings, Inc.	4,212
217	Bridgestone Corp.	10,381
192	Canon, Inc.	7,198
11	Central Japan Railway Co.	1,944
29	Chugai Pharmaceutical Co. Ltd.	1,364
49	Coca-Cola Bottlers Japan, Inc.	1,704
765	Concordia Financial Group Ltd.	4,049
34	Dai Nippon Printing Co. Ltd.	803
338	Daicel Corp.	4,214
336	Dai-ichi Life Holdings, Inc.	6,425
292	Daiichi Sankyo Co. Ltd.	6,700

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Japan — continued
84		Daikin Industries Ltd.	9,272
20		Daito Trust Construction Co. Ltd.	3,514
223		Daiwa House Industry Co. Ltd.	8,177
—	(h)	Daiwa House REIT Investment Corp.	755
120		DeNA Co. Ltd.	2,824
61		Denso Corp.	3,332
66		East Japan Railway Co.	6,381
173		Electric Power Development Co. Ltd.	4,365
32		FANUC Corp.	7,529
8		Fast Retailing Co. Ltd.	2,710
160		Fuji Electric Co. Ltd.	1,159
160		FUJIFILM Holdings Corp.	6,553
601		Fujitsu Ltd.	4,683
54		Hakuhodo DY Holdings, Inc.	751
49		Hankyu Hanshin Holdings, Inc.	1,899
25		Hisamitsu Pharmaceutical Co., Inc.	1,393
21		Hitachi High-Technologies Corp.	891
1,545		Hitachi Ltd.	12,303
492		Honda Motor Co. Ltd.	15,415
66		Hoya Corp.	3,575
318		Hulic Co. Ltd.	3,277
481		ITOCHU Corp.	8,417
280		J Front Retailing Co. Ltd.	4,151
123		Japan Airlines Co. Ltd.	4,200
40		Japan Exchange Group, Inc.	721
77		Japan Post Bank Co. Ltd.	978
—	(h)	Japan Prime Realty Investment Corp.	624
—	(h)	Japan Real Estate Investment Corp.	1,491
1		Japan Retail Fund Investment Corp.	1,184
339		Japan Tobacco, Inc.	11,221
92		JFE Holdings, Inc.	1,969
21		JGC Corp.	351
54		JTEKT Corp.	891
1,380		JXTG Holdings, Inc.	7,127
267		Kansai Electric Power Co., Inc. (The)	3,650
83		Kao Corp.	5,010
134		Kawasaki Heavy Industries Ltd.	4,689
323		KDDI Corp.	8,608
34		Keikyu Corp.	693
29		Keyence Corp.	15,879
21		Kintetsu Group Holdings Co. Ltd.	823
259		Kirin Holdings Co. Ltd.	6,205
192		Komatsu Ltd.	6,261
11		Kose Corp.	1,386
43		Kubota Corp.	805

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — continued
13		Kyocera Corp.	896
248		Kyowa Hakko Kirin Co. Ltd.	4,574
80		Kyushu Electric Power Co., Inc.	914
155		M3, Inc.	4,608
45		Mabuchi Motor Co. Ltd.	2,372
195		Marubeni Corp.	1,304
264		Marui Group Co. Ltd.	4,037
334		Mazda Motor Corp.	4,817
809		Mebuki Financial Group, Inc.	3,375
352		Mitsubishi Chemical Holdings Corp.	3,674
478		Mitsubishi Corp.	11,184
609		Mitsubishi Electric Corp.	10,417
88		Mitsubishi Estate Co. Ltd.	1,596
103		Mitsubishi Tanabe Pharma Corp.	2,267
3,152		Mitsubishi UFJ Financial Group, Inc.	21,379
253		Mitsubishi UFJ Lease & Finance Co. Ltd.	1,335
326		Mitsui & Co. Ltd.	4,869
166		Mitsui Chemicals, Inc.	5,116
32		Mitsui Fudosan Co. Ltd.	735
3,169		Mizuho Financial Group, Inc.	5,757
38		MS&AD Insurance Group Holdings, Inc.	1,284
45		Murata Manufacturing Co. Ltd.	7,119
192		NGK Insulators Ltd.	3,798
197		NGK Spark Plug Co. Ltd.	4,500
86		NH Foods Ltd.	2,474
83		Nidec Corp.	10,984
26		Nintendo Co. Ltd.	10,009
—	(h)	Nippon Building Fund, Inc.	1,547
—	(h)	Nippon Prologis REIT, Inc.	540
265		Nippon Steel & Sumitomo Metal Corp.	6,346
227		Nippon Telegraph & Telephone Corp.	10,951
140		Nippon Yusen KK	2,963
641		Nissan Motor Co. Ltd.	6,231
19		Nisshin Seifun Group, Inc.	330
26		Nitori Holdings Co. Ltd.	3,750
54		Nitto Denko Corp.	5,049
495		Nomura Holdings, Inc.	2,832
1		Nomura Real Estate Master Fund, Inc.	925
57		Nomura Research Institute Ltd.	2,425
118		NSK Ltd.	1,692
359		NTT DOCOMO, Inc.	8,682
134		Obayashi Corp.	1,760
92		Olympus Corp.	3,409
246		Ono Pharmaceutical Co. Ltd.	5,636
84		Oriental Land Co. Ltd.	6,687

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Japan — continued
506	ORIX Corp.	8,703
64	Otsuka Corp.	4,363
163	Otsuka Holdings Co. Ltd.	6,788
561	Panasonic Corp.	8,463
215	Rakuten, Inc.	2,295
126	Recruit Holdings Co. Ltd.	3,084
215	Resona Holdings, Inc.	1,159
65	Rohm Co. Ltd.	6,013
6	Ryohin Keikaku Co. Ltd.	1,682
61	Santen Pharmaceutical Co. Ltd.	961
200	Seibu Holdings, Inc.	3,579
263	Sekisui House Ltd.	4,920
200	Seven & i Holdings Co. Ltd.	8,069
53	Shimadzu Corp.	1,110
11	Shimano, Inc.	1,464
346	Shimizu Corp.	4,073
77	Shin-Etsu Chemical Co. Ltd.	8,152
40	Shionogi & Co. Ltd.	2,159
32	Shiseido Co. Ltd.	1,299
343	Shizuoka Bank Ltd. (The)	3,338
14	SMC Corp.	5,471
209	SoftBank Group Corp.	18,504
60	Sompo Holdings, Inc.	2,416
349	Sony Corp.	14,600
27	Stanley Electric Co. Ltd.	993
72	Start Today Co. Ltd.	1,958
32	Subaru Corp.	1,088
533	Sumitomo Chemical Co. Ltd.	3,746
345	Sumitomo Electric Industries Ltd.	5,865
126	Sumitomo Metal Mining Co. Ltd.	4,963
386	Sumitomo Mitsui Financial Group, Inc.	15,468
143	Sumitomo Mitsui Trust Holdings, Inc.	5,644
172	Sumitomo Realty & Development Co. Ltd.	5,761
20	Sundrug Co. Ltd.	870
77	Suntory Beverage & Food Ltd.	3,557
11	Suzuken Co. Ltd.	386
144	Suzuki Motor Corp.	7,898
160	T&D Holdings, Inc.	2,498
120	Takeda Pharmaceutical Co. Ltd.	6,772
109	THK Co. Ltd.	3,965
61	Tohoku Electric Power Co., Inc.	794
195	Tokio Marine Holdings, Inc.	8,384
282	Tokyo Electric Power Co. Holdings, Inc. (a)	1,159
46	Tokyo Electron Ltd.	8,064
69	Tokyo Gas Co. Ltd.	1,711

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
301	Tokyo Tatemono Co. Ltd.	4,224
347	Tokyu Corp.	5,242
134	Toppan Printing Co. Ltd.	1,363
523	Toray Industries, Inc.	5,297
49	Toyota Industries Corp.	2,998
573	Toyota Motor Corp.	35,535
27	Toyota Tsusho Corp.	978
7	Trend Micro, Inc.	349
1	United Urban Investment Corp.	774
49	West Japan Railway Co.	3,434
192	Yahoo Japan Corp.	859
217	Yamada Denki Co. Ltd.	1,154
77	Yamato Holdings Co. Ltd.	1,581

		758,732

	Jersey — 0.0% (g)
49	Randgold Resources Ltd.	4,812

	Luxembourg — 0.1%
367	ArcelorMittal (a)	10,523

	Macau — 0.0% (g)
316	Wynn Macau Ltd.	812

	Netherlands — 2.3%
150	ASML Holding NV	27,082
140	ASR Nederland NV	5,733
120	Heineken Holding NV	11,145
39	Heineken NV	3,784
1,537	ING Groep NV	28,398
894	Koninklijke Ahold Delhaize NV	16,820
2,580	Koninklijke KPN NV	8,879
100	Koninklijke Philips NV	4,060
260	NN Group NV	10,880
1,393	Royal Dutch Shell plc, Class A	43,865
918	Royal Dutch Shell plc, Class B	29,561
131	Wolters Kluwer NV	6,427

		196,634

	New Zealand — 0.1%
346	Auckland International Airport Ltd.	1,475
239	Contact Energy Ltd.	942
262	Fletcher Building Ltd.	1,323
130	Ryman Healthcare Ltd.	827
662	Spark New Zealand Ltd.	1,669

		6,236

	Norway — 0.1%
942	Norsk Hydro ASA	7,286

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Singapore — 0.4%
556	Ascendas REIT	1,119
911	CapitaLand Ltd.	2,452
379	CapitaLand Mall Trust	562
390	ComfortDelGro Corp. Ltd.	578
491	DBS Group Holdings Ltd.	8,201
771	Genting Singapore plc	690
17	Jardine Cycle & Carriage Ltd.	483
449	Keppel Corp. Ltd.	2,473
852	Oversea-Chinese Banking Corp. Ltd.	7,441
79	Singapore Exchange Ltd.	447
153	Singapore Press Holdings Ltd.	304
1,756	Singapore Telecommunications Ltd.	4,833
272	United Overseas Bank Ltd.	4,919
659	Wilmar International Ltd.	1,639

		36,141

	Spain — 1.4%
23	Aena SME SA, Reg. S (e)	4,142
317	Banco Bilbao Vizcaya Argentaria SA	2,772
4,441	Banco Santander SA	30,107
3,059	Iberdrola SA	24,717
490	Industria de Diseno Textil SA	18,314
579	Red Electrica Corp. SA	12,813
688	Repsol SA	12,896
1,547	Telefonica SA	16,224

		121,985

	Sweden — 0.6%
517	Assa Abloy AB, Class B	10,893
748	Sandvik AB	13,654
978	Skandinaviska Enskilda Banken AB, Class A	12,049
1,121	Svenska Handelsbanken AB, Class A	16,069

		52,665

	Switzerland — 2.8%
410	ABB Ltd. (Registered)	10,709
125	Adecco Group AG (Registered) (a)	9,878
26	Cie Financiere Richemont SA (Registered)	2,412
1,010	Credit Suisse Group AG (Registered) (a)	15,914
183	Ferguson plc	12,782
657	Glencore plc	3,171
307	LafargeHolcim Ltd. (Registered) (a)	17,347
37	Lonza Group AG (Registered) (a)	9,961
749	Nestle SA (Registered)	63,062
507	Novartis AG (Registered)	41,843
183	Roche Holding AG	42,278
485	UBS Group AG (Registered) (a)	8,247

SHARES	SECURITY DESCRIPTION	VALUE($)

	Switzerland — continued
27	Zurich Insurance Group AG	8,224

		245,828

	United Kingdom — 5.7%
793	3i Group plc	10,123
191	AstraZeneca plc	12,926
1,548	Aviva plc	10,386
515	BAE Systems plc	4,060
852	Barratt Developments plc	7,405
2,539	BP plc	17,224
590	British American Tobacco plc	38,103
1,912	BT Group plc	6,586
584	Burberry Group plc	14,754
563	Compass Group plc	12,369
903	Diageo plc	30,852
1,028	GlaxoSmithKline plc	18,450
4,011	HSBC Holdings plc	39,172
157	Imperial Brands plc	6,387
135	InterContinental Hotels Group plc	7,483
147	Johnson Matthey plc	6,591
1,159	Legal & General Group plc	4,109
89	Liberty Global plc, Class C (a)	2,667
14,558	Lloyds Banking Group plc	13,196
237	London Stock Exchange Group plc	11,843
1,277	Prudential plc	31,346
99	Reckitt Benckiser Group plc	8,847
402	RELX plc	9,241
110	Rio Tinto Ltd.	5,859
446	Rio Tinto plc	21,093
906	Sage Group plc (The)	8,964
1,517	Standard Chartered plc	15,105
4,085	Taylor Wimpey plc	10,826
678	Unilever NV, CVA	39,396
167	Unilever plc	9,482
11,442	Vodafone Group plc	32,728
273	Whitbread plc	13,393
797	WPP plc	14,082

		495,048

	United States — 58.7%
31	3M Co.	7,106
469	Abbott Laboratories	25,455
71	AbbVie, Inc.	6,374
312	Accenture plc, Class A	44,474
48	Activision Blizzard, Inc.	3,150
259	Adobe Systems, Inc. (a)	45,297
175	Agilent Technologies, Inc.	11,880

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
47	Albemarle Corp.	6,613
160	Alcoa Corp.	7,640
75	Alexion Pharmaceuticals, Inc. (a)	9,007
234	Allegion plc	19,537
140	Allergan plc	24,743
71	Alphabet, Inc., Class A (a)	73,789
88	Alphabet, Inc., Class C (a)	89,206
184	Altria Group, Inc.	11,804
106	Amazon.com, Inc. (a)	117,530
184	American Electric Power Co., Inc.	13,718
274	American Express Co.	26,190
406	American International Group, Inc.	26,230
62	Ameriprise Financial, Inc.	9,682
35	AmerisourceBergen Corp.	2,724
30	Amgen, Inc.	5,257
177	Anadarko Petroleum Corp.	8,717
352	Analog Devices, Inc.	32,094
33	Antero Resources Corp. (a)	641
58	Anthem, Inc.	12,030
1,232	Apple, Inc.	208,325
40	Aramark	1,728
21	Arrow Electronics, Inc. (a)	1,726
258	Arthur J Gallagher & Co.	16,342
907	AT&T, Inc.	30,516
23	AutoZone, Inc. (a)	13,276
85	AvalonBay Communities, Inc.	15,393
30	Avery Dennison Corp.	3,150
77	Ball Corp.	3,325
3,095	Bank of America Corp.	84,762
405	Bank of New York Mellon Corp. (The)	20,845
97	Becton Dickinson and Co.	20,153
272	Berkshire Hathaway, Inc., Class B (a)	50,862
89	Best Buy Co., Inc.	4,981
78	Biogen, Inc. (a)	24,251
35	BioMarin Pharmaceutical, Inc. (a)	2,899
38	BlackRock, Inc.	17,675
43	Boeing Co. (The)	11,191
933	Boston Scientific Corp. (a)	26,253
20	Brighthouse Financial, Inc. (a)	1,256
552	Bristol-Myers Squibb Co.	34,029
69	Brixmor Property Group, Inc.	1,202
185	Broadcom Ltd.	48,927
27	Broadridge Financial Solutions, Inc.	2,323
73	CA, Inc.	2,371
63	Cadence Design Systems, Inc. (a)	2,736

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
17	Camden Property Trust	1,538
292	Capital One Financial Corp.	26,907
44	Caterpillar, Inc.	5,966
69	CBRE Group, Inc., Class A (a)	2,719
30	CDK Global, Inc.	1,915
33	CDW Corp.	2,325
181	Celanese Corp., Series A	18,912
320	Celgene Corp. (a)	32,313
38	Centene Corp. (a)	3,600
726	Charles Schwab Corp. (The)	32,565
88	Charter Communications, Inc., Class A (a)	29,425
417	Chevron Corp.	48,345
180	Chubb Ltd.	27,177
154	Cigna Corp.	30,449
20	Cintas Corp.	2,991
586	Cisco Systems, Inc.	20,015
956	Citigroup, Inc.	70,282
380	Citizens Financial Group, Inc.	14,438
325	CMS Energy Corp.	15,710
453	Coca-Cola Co. (The)	20,831
133	Cognizant Technology Solutions Corp., Class A	10,045
64	Colgate-Palmolive Co.	4,506
1,534	Comcast Corp., Class A	55,265
103	Comerica, Inc.	8,059
184	Concho Resources, Inc. (a)	24,657
121	Constellation Brands, Inc., Class A	26,501
23	Continental Resources, Inc. (a)	924
11	Cooper Cos., Inc. (The)	2,552
8	Core Laboratories NV	771
213	Corning, Inc.	6,684
160	Costco Wholesale Corp.	25,768
173	Crown Holdings, Inc. (a)	10,422
139	Danaher Corp.	12,793
201	Deere & Co.	26,751
121	Delphi Automotive plc	12,036
278	Delta Air Lines, Inc.	13,906
185	Diamondback Energy, Inc. (a)	19,867
22	Dick’s Sporting Goods, Inc.	529
66	Digital Realty Trust, Inc.	7,805
246	DISH Network Corp., Class A (a)	11,951
194	Dollar Tree, Inc. (a)	17,711
866	DowDuPont, Inc.	62,620
309	DR Horton, Inc.	13,675
278	Duke Energy Corp.	24,532
88	Duke Realty Corp.	2,511

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
66	DXC Technology Co.	6,002
62	E*TRADE Financial Corp. (a)	2,694
270	Eastman Chemical Co.	24,555
344	Eaton Corp. plc	27,546
152	Edison International	12,188
413	Eli Lilly & Co.	33,878
362	EOG Resources, Inc.	36,159
110	EQT Corp.	6,858
27	Equinix, Inc.	12,694
199	Equity Residential	13,373
16	Essex Property Trust, Inc.	4,086
20	Everest Re Group Ltd.	4,673
217	Exelon Corp.	8,721
88	Extra Space Storage, Inc.	7,180
698	Exxon Mobil Corp.	58,157
14	F5 Networks, Inc. (a)	1,701
643	Facebook, Inc., Class A (a)	115,789
55	Federal Realty Investment Trust	6,602
57	FedEx Corp.	12,759
176	Fidelity National Information Services, Inc.	16,353
62	First Data Corp., Class A (a)	1,104
25	FLIR Systems, Inc.	1,149
32	Foot Locker, Inc.	960
1,042	Ford Motor Co.	12,784
68	Fortive Corp.	4,884
142	General Dynamics Corp.	28,870
1,705	General Electric Co.	34,381
359	Gilead Sciences, Inc.	26,938
33	Global Payments, Inc.	3,391
56	Goldman Sachs Group, Inc. (The)	13,617
190	Halliburton Co.	8,129
392	Hartford Financial Services Group, Inc. (The)	21,584
323	HCP, Inc.	8,333
66	HD Supply Holdings, Inc. (a)	2,342
210	Hilton Worldwide Holdings, Inc.	15,170
41	Hologic, Inc. (a)	1,570
378	Home Depot, Inc. (The)	62,643
331	Honeywell International, Inc.	47,663
962	HP, Inc.	20,734
23	Humana, Inc.	5,822
10	Huntington Ingalls Industries, Inc.	2,249
10	IDEXX Laboratories, Inc. (a)	1,590
56	Illumina, Inc. (a)	11,526
21	Incyte Corp. (a)	2,327
330	Ingersoll-Rand plc	29,241

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
14	Ingredion, Inc.	1,815
426	Intel Corp.	19,386
396	Intercontinental Exchange, Inc.	26,171
196	International Business Machines Corp.	30,159
71	Intuit, Inc.	10,792
473	Johnson & Johnson	65,990
9	Jones Lang LaSalle, Inc.	1,125
823	KeyCorp	15,021
142	Kimberly-Clark Corp.	16,019
439	Kinder Morgan, Inc.	7,945
221	Kraft Heinz Co. (The)	17,074
24	Laboratory Corp. of America Holdings (a)	3,671
25	Lear Corp.	4,395
25	Liberty Broadband Corp., Class C (a)	2,157
25	Liberty Media Corp.-Liberty SiriusXM, Class A (a)	1,055
31	Liberty Property Trust	1,316
49	Lincoln National Corp.	3,725
428	Lowe’s Cos., Inc.	34,204
16	ManpowerGroup, Inc.	2,014
302	Marathon Petroleum Corp.	18,059
3	Martin Marietta Materials, Inc.	603
329	Masco Corp.	13,110
63	Mastercard, Inc., Class A	9,309
60	Maxim Integrated Products, Inc.	3,152
117	McDonald’s Corp.	19,494
82	McKesson Corp.	11,310
157	Medtronic plc	12,628
604	Merck & Co., Inc.	33,288
469	MetLife, Inc.	25,114
241	Microchip Technology, Inc.	22,824
122	Micron Technology, Inc. (a)	5,385
1,928	Microsoft Corp.	160,336
23	Mid-America Apartment Communities, Inc.	2,355
20	Mohawk Industries, Inc. (a)	5,227
273	Molson Coors Brewing Co., Class B	22,082
753	Mondelez International, Inc., Class A	31,214
786	Morgan Stanley	39,306
117	Mylan NV (a)	4,171
31	National Retail Properties, Inc.	1,242
148	Newell Brands, Inc.	6,046
47	Newfield Exploration Co. (a)	1,433
53	Newmont Mining Corp.	1,932
242	NextEra Energy, Inc.	37,464
241	NIKE, Inc., Class B	13,228
461	NiSource, Inc.	12,167

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
204	Norfolk Southern Corp.	26,751
107	Northrop Grumman Corp.	31,660
55	Nuance Communications, Inc. (a)	811
145	NVIDIA Corp.	29,905
372	Occidental Petroleum Corp.	24,017
553	Oracle Corp.	28,152
74	O’Reilly Automotive, Inc. (a)	15,631
131	PACCAR, Inc.	9,415
17	Palo Alto Networks, Inc. (a)	2,547
31	Parker-Hannifin Corp.	5,581
55	Parsley Energy, Inc., Class A (a)	1,452
151	PayPal Holdings, Inc. (a)	10,956
484	PepsiCo, Inc.	53,334
1,815	Pfizer, Inc.	63,641
180	PG&E Corp.	10,395
553	Philip Morris International, Inc.	57,845
171	Pioneer Natural Resources Co.	25,627
26	Plains GP Holdings LP, Class A	532
131	PNC Financial Services Group, Inc. (The)	17,911
16	Priceline Group, Inc. (The) (a)	29,960
335	Procter & Gamble Co. (The)	28,939
124	Prologis, Inc.	7,991
94	Prudential Financial, Inc.	10,433
71	Public Storage	14,638
174	PulteGroup, Inc.	5,255
36	PVH Corp.	4,549
30	Raymond James Financial, Inc.	2,537
55	Realty Income Corp.	2,962
20	Red Hat, Inc. (a)	2,409
14	Reinsurance Group of America, Inc.	2,135
28	Robert Half International, Inc.	1,458
30	Rockwell Automation, Inc.	5,974
7	Rockwell Collins, Inc.	935
221	Ross Stores, Inc.	14,044
156	Royal Caribbean Cruises Ltd.	19,300
35	Sabre Corp.	676
27	SBA Communications Corp. (a)	4,250
39	ServiceNow, Inc. (a)	4,869
6	Sherwin-Williams Co. (The)	2,177
330	Shire plc	16,261
1,333	Sirius XM Holdings, Inc.	7,253
73	Snap-on, Inc.	11,546
8	Spectrum Brands Holdings, Inc.	827
191	Stanley Black & Decker, Inc.	30,906
143	Starbucks Corp.	7,838

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
261	State Street Corp.	23,996
359	SunTrust Banks, Inc.	21,632
26	SVB Financial Group (a)	5,804
33	Synopsys, Inc. (a)	2,859
53	TD Ameritrade Holding Corp.	2,647
224	TE Connectivity Ltd.	20,410
8	Teleflex, Inc.	2,012
17	Tesla, Inc. (a)	5,785
496	Texas Instruments, Inc.	47,912
126	Thermo Fisher Scientific, Inc.	24,363
56	Time Warner, Inc.	5,527
368	TJX Cos., Inc. (The)	25,665
234	T-Mobile US, Inc. (a)	13,984
361	Toll Brothers, Inc.	16,617
581	Twenty-First Century Fox, Inc., Class A	15,192
93	Twenty-First Century Fox, Inc., Class B	2,379
375	Union Pacific Corp.	43,403
18	United Rentals, Inc. (a)	2,479
146	United Technologies Corp.	17,483
10	United Therapeutics Corp. (a)	1,189
342	UnitedHealth Group, Inc.	71,901
51	Unum Group	2,663
54	US Bancorp	2,920
131	Valero Energy Corp.	10,317
224	Vantiv, Inc., Class A (a)	15,670
269	VEREIT, Inc.	2,124
22	VeriSign, Inc. (a)	2,367
635	Verizon Communications, Inc.	30,389
121	Vertex Pharmaceuticals, Inc. (a)	17,664
71	VF Corp.	4,939
632	Visa, Inc., Class A	69,488
100	Vornado Realty Trust	7,452
36	Voya Financial, Inc.	1,439
29	Vulcan Materials Co.	3,512
401	Walgreens Boots Alliance, Inc.	26,573
115	Wal-Mart Stores, Inc.	10,001
472	Walt Disney Co. (The)	46,133
32	Waste Management, Inc.	2,594
1,075	Wells Fargo & Co.	60,367
206	WestRock Co.	12,649
71	Weyerhaeuser Co.	2,560
141	Workday, Inc., Class A (a)	15,612
533	Xcel Energy, Inc.	26,397
48	Xerox Corp.	1,469
72	Yum Brands, Inc.	5,366

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
120	Zimmer Biomet Holdings, Inc.	14,575

		5,084,895

	Total Common Stocks (Cost $6,682,145)	8,531,369

Short-Term Investment — 1.2%
	Investment Company — 1.2%
105,120	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b) (l) (Cost $105,120)	105,120

	Total Investments — 99.7% (Cost $6,787,265)	8,636,489
	Other Assets in Excess of Liabilities — 0.3%	26,971

	NET ASSETS — 100.0%	$8,663,460

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	9.2%
Oil, Gas & Consumable Fuels	6.0
Pharmaceuticals	5.9
Insurance	4.1
Software	4.0
Internet Software & Services	3.3
Capital Markets	3.2
Semiconductors & Semiconductor Equipment	3.1
IT Services	2.9
Technology Hardware, Storage & Peripherals	2.8
Chemicals	2.8
Beverages	2.6
Electric Utilities	2.5
Media	2.3
Specialty Retail	2.3
Machinery	2.1
Health Care Providers & Services	1.9
Equity Real Estate Investment Trusts (REITs)	1.8
Biotechnology	1.8
Internet & Direct Marketing Retail	1.8
Hotels, Restaurants & Leisure	1.7
Automobiles	1.7
Diversified Telecommunication Services	1.6
Industrial Conglomerates	1.6
Health Care Equipment & Supplies	1.5
Aerospace & Defense	1.5
Food Products	1.5
Tobacco	1.5
Metals & Mining	1.4
Road & Rail	1.3
Food & Staples Retailing	1.3
Textiles, Apparel & Luxury Goods	1.2
Electrical Equipment	1.1
Household Durables	1.1
Wireless Telecommunication Services	1.0
Others (each less than 1.0%)	11.4
Short-Term Investment	1.2

Futures contracts outstanding as of October 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	1,450	12/2017	EUR	62,195	3,513

					3,513

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.4%
		Austria — 1.8%
1		Erste Group Bank AG (a)	63

		Canada — 1.1%
—	(h)	Canadian Pacific Railway Ltd.	39

		China — 8.0%
—	(h)	Baidu, Inc., ADR (a)	35
36		China Unicom Hong Kong Ltd. (a)	51
—	(h)	CNOOC Ltd., ADR	59
1		JD.com, Inc., ADR (a)	55
10		Ping An Insurance Group Co. of China Ltd., Class H	84

			284

		France — 5.9%
1		Airbus SE	62
2		AXA SA	55
1		Schneider Electric SE (a)	94

			211

		Germany — 2.2%
—	(h)	Linde AG (a)	79

		Hong Kong — 2.2%
11		AIA Group Ltd.	80

		India — 2.1%
1		HDFC Bank Ltd., ADR	74

		Italy — 1.0%
2		UniCredit SpA (a)	35

		Japan — 8.0%
—	(h)	FANUC Corp.	93
4		Inpex Corp.	43
3		Komatsu Ltd.	82
5		Renesas Electronics Corp. (a)	65

			283

		Luxembourg — 1.1%
1		ArcelorMittal (a)	39

		Netherlands — 2.0%
4		Altice NV, Class A (a)	70

		Singapore — 2.0%
4		DBS Group Holdings Ltd.	72

		South Africa — 2.3%
—	(h)	Naspers Ltd., Class N	81

		Switzerland — 4.6%
1		LafargeHolcim Ltd. (Registered) (a)	71
1		Novartis AG (Registered)	92

			163

SHARES		SECURITY DESCRIPTION	VALUE($)

		United Kingdom — 7.1%
1		British American Tobacco plc	74
19		BT Group plc	67
39		Vodafone Group plc	110

			251

		United States — 47.0%
1		Activision Blizzard, Inc.	51
—	(h)	Allergan plc	42
—	(h)	Alphabet, Inc., Class C (a)	178
—	(h)	Amazon.com, Inc. (a)	82
1		Apple, Inc.	101
1		BioMarin Pharmaceutical, Inc. (a)	53
—	(h)	Broadcom Ltd.	49
—	(h)	Celgene Corp. (a)	36
2		Citigroup, Inc.	119
3		Comcast Corp., Class A	107
1		EQT Corp.	48
—	(h)	Facebook, Inc., Class A (a)	88
—	(h)	First Republic Bank	44
1		Globant SA (a)	25
1		Molson Coors Brewing Co., Class B	57
1		Occidental Petroleum Corp.	82
1		Oracle Corp.	74
1		Pioneer Natural Resources Co.	110
1		Shire plc, ADR	87
2		Synchrony Financial	64
3		Twenty-First Century Fox, Inc., Class A	77
—	(h)	UnitedHealth Group, Inc.	94

			1,668

		Total Common Stocks (Cost $3,281)	3,492

		Total Investments — 98.4% (Cost $3,281)	3,492
		Other Assets in Excess of Liabilities — 1.6%	57

		NET ASSETS — 100.0%	$3,549

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	11.7%
Oil, Gas & Consumable Fuels	9.8
Media	9.6
Internet Software & Services	8.6
Insurance	6.3
Biotechnology	5.0
Machinery	5.0
Software	4.3
Internet & Direct Marketing Retail	3.9
Pharmaceuticals	3.8
Diversified Telecommunication Services	3.4
Semiconductors & Semiconductor Equipment	3.3
Wireless Telecommunication Services	3.2
Technology Hardware, Storage & Peripherals	2.9
Electrical Equipment	2.7
Health Care Providers & Services	2.7
Chemicals	2.3
Tobacco	2.1
Construction Materials	2.0
Consumer Finance	1.8
Aerospace & Defense	1.8
Beverages	1.6
Road & Rail	1.1
Metals & Mining	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.4%
	Australia — 1.2%
1,574	BHP Billiton Ltd.	32,414
768	BHP Billiton plc	13,914

		46,328

	Belgium — 1.2%
400	Anheuser-Busch InBev SA/NV	49,104

	China — 3.5%
147	Baidu, Inc., ADR (a)	35,976
5,578	China Overseas Land & Investment Ltd.	18,112
30,300	CNOOC Ltd.	41,372
5,238	Ping An Insurance Group Co. of China Ltd., Class H	46,031

		141,491

	Denmark — 1.2%
924	Novo Nordisk A/S, Class B	46,008

	France — 13.3%
842	Accor SA	41,992
1,805	AXA SA	54,491
922	BNP Paribas SA	71,938
226	Essilor International SA	28,642
305	Imerys SA	27,732
175	LVMH Moet Hennessy Louis Vuitton SE	52,310
2,804	Orange SA	46,057
329	Pernod Ricard SA	49,390
543	Safran SA	57,145
535	Sanofi	50,645
602	Schneider Electric SE (a)	52,853

		533,195

	Germany — 9.9%
298	Allianz SE (Registered)	69,570
446	Bayer AG (Registered)	58,027
246	Continental AG	62,482
374	Fresenius Medical Care AG & Co. KGaA	36,223
252	Henkel AG & Co. KGaA (Preference)	35,416
267	Linde AG (a)	57,453
689	SAP SE	78,720

		397,891

	Hong Kong — 4.5%
8,359	AIA Group Ltd.	62,986
5,219	CK Asset Holdings Ltd.	42,952
3,967	CK Hutchison Holdings Ltd.	50,388
5,110	Sands China Ltd.	24,105

		180,431

SHARES	SECURITY DESCRIPTION	VALUE($)
	India — 1.1%
489	HDFC Bank Ltd., ADR	45,171

	Indonesia — 0.6%
40,823	Astra International Tbk. PT	24,080

	Japan — 20.1%
358	Daikin Industries Ltd.	39,541
240	FANUC Corp.	56,141
1,838	Honda Motor Co. Ltd.	57,594
3,680	Inpex Corp.	39,397
1,224	Japan Tobacco, Inc.	40,508
1,490	KDDI Corp.	39,700
78	Keyence Corp.	43,530
1,674	Komatsu Ltd.	54,699
3,182	Kubota Corp.	59,869
999	Makita Corp.	41,846
1,362	Mitsui Fudosan Co. Ltd.	31,790
391	Nidec Corp.	52,036
301	Nitto Denko Corp.	27,999
572	Shin-Etsu Chemical Co. Ltd.	60,271
141	SMC Corp.	53,979
1,666	Sumitomo Mitsui Financial Group, Inc.	66,733
220	Tokyo Electron Ltd.	38,720

		804,353

	Macau — 0.6%
10,009	Wynn Macau Ltd.	25,697

	Netherlands — 6.3%
377	Akzo Nobel NV	34,048
326	ASML Holding NV	58,897
3,565	ING Groep NV	65,879
2,989	Royal Dutch Shell plc, Class A	94,093

		252,917

	Singapore — 1.2%
2,921	DBS Group Holdings Ltd.	48,778

	South Africa — 1.0%
155	Naspers Ltd., Class N	37,840

	South Korea — 2.7%
95	Hyundai Mobis Co. Ltd.	22,511
70	Samsung Electronics Co. Ltd., GDR (e)	85,791

		108,302

	Spain — 1.5%
6,812	Banco Bilbao Vizcaya Argentaria SA	59,570

	Sweden — 1.5%
1,349	Atlas Copco AB, Class A	59,141

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Switzerland — 10.5%
1,260	ABB Ltd. (Registered)	32,902
595	Cie Financiere Richemont SA (Registered)	54,880
10,563	Glencore plc (a)	50,947
835	LafargeHolcim Ltd. (Registered) (a)	47,132
930	Novartis AG (Registered)	76,741
191	Roche Holding AG	44,170
3,755	UBS Group AG (Registered) (a)	63,879
167	Zurich Insurance Group AG	51,080

		421,731

	Taiwan — 1.1%
1020	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	43,194

	United Kingdom — 15.7%
1,022	British American Tobacco plc	66,008
1,814	Burberry Group plc	45,806
4,681	Meggitt plc	32,224
862	Persimmon plc	32,080
3,411	Prudential plc	83,721
1,655	RELX NV	37,375
703	Rio Tinto Ltd.	37,435
543	Rio Tinto plc	25,655
4,669	Standard Chartered plc (a)	46,504
975	TechnipFMC plc (a)	26,518
865	Travis Perkins plc	17,470
1,551	Unilever plc	87,913
19,740	Vodafone Group plc	56,462
1,810	WPP plc	31,999

		627,170

	United States — 0.7%
600	Shire plc	29,568

	Total Common Stocks (Cost $3,006,098)	3,981,960

Short-Term Investment — 0.6%
	Investment Company — 0.6%
24,698	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b) (l) (Cost $24,698)	24,698

	Total Investments — 100.0% (Cost $3,030,796)	4,006,658
	Other Assets in Excess of Liabilities — 0.0% (g)	433

	NET ASSETS — 100.0%	$4,007,091

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	10.1%
Insurance	9.2
Machinery	8.1
Pharmaceuticals	6.9
Chemicals	4.5
Oil, Gas & Consumable Fuels	4.4
Metals & Mining	4.0
Textiles, Apparel & Luxury Goods	3.8
Semiconductors & Semiconductor Equipment	3.5
Electrical Equipment	3.4
Tobacco	2.7
Beverages	2.5
Wireless Telecommunication Services	2.4
Real Estate Management & Development	2.3
Hotels, Restaurants & Leisure	2.3
Aerospace & Defense	2.2
Personal Products	2.2
Technology Hardware, Storage & Peripherals	2.1
Auto Components	2.1
Automobiles	2.0
Software	2.0
Construction Materials	1.9
Media	1.7
Capital Markets	1.6
Industrial Conglomerates	1.3
Diversified Telecommunication Services	1.1
Electronic Equipment, Instruments & Components	1.1
Building Products	1.0
Others (each less than 1.0%)	7.0
Short-Term Investment	0.6

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

JPMorgan International Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.7%
	Australia — 0.9%
200	Transurban Group	1,862

	Austria — 0.8%
29	BAWAG Group AG, Reg. S (a) (e)	1,518

	Belgium — 0.9%
14	Anheuser-Busch InBev SA/NV	1,758

	Canada — 1.0%
43	TransCanada Corp.	2,020

	China — 1.6%
2,343	CNOOC Ltd.	3,199

	Czech Republic — 0.6%
379	Moneta Money Bank A/S, Reg. S (e)	1,294

	Denmark — 1.8%
95	Danske Bank A/S	3,627

	Finland — 3.1%
35	Cargotec OYJ, Class B	2,088
139	UPM-Kymmene OYJ	4,172

		6,260

	France — 9.7%
20	Airbus SE	2,089
26	Amundi SA, Reg. S (e)	2,186
26	Cie Generale des Etablissements Michelin	3,705
40	Sanofi	3,755
17	Thales SA	1,771
7	Unibail-Rodamco SE	1,780
43	Vinci SA	4,195

		19,481

	Germany — 10.1%
18	Allianz SE (Registered)	4,117
23	BASF SE	2,539
11	Continental AG	2,924
48	Daimler AG (Registered)	3,980
22	Deutsche Boerse AG	2,281
45	Deutsche Wohnen SE	1,911
17	Siemens AG (Registered)	2,509

		20,261

	Hong Kong — 1.0%
406	Sands China Ltd.	1,917

	Ireland — 0.9%
313	Allied Irish Banks plc	1,863

	Italy — 2.6%
61	Atlantia SpA	2,001

SHARES	SECURITY DESCRIPTION	VALUE($)
	Italy — continued
527	Enel SpA	3,270

		5,271

	Japan — 10.5%
90	Bridgestone Corp.	4,299
104	Daiwa House Industry Co. Ltd.	3,816
40	Japan Airlines Co. Ltd.	1,376
55	Japan Tobacco, Inc.	1,830
128	Mitsubishi Corp.	3,007
621	Mitsubishi UFJ Financial Group, Inc., ADR	4,214
52	Nippon Telegraph & Telephone Corp.	2,524

		21,066

	Netherlands — 7.7%
21	ASML Holding NV	3,710
210	ING Groep NV	3,880
194	Koninklijke Ahold Delhaize NV	3,652
99	NN Group NV	4,160

		15,402

	New Zealand — 1.1%
879	Spark New Zealand Ltd.	2,216

	Norway — 2.8%
172	DNB ASA	3,329
283	Norsk Hydro ASA	2,190

		5,519

	Russia — 3.2%
63	LUKOIL PJSC, ADR	3,349
195	Severstal PJSC, Reg. S, GDR	2,970

		6,319

	Singapore — 1.0%
121	DBS Group Holdings Ltd.	2,016

	South Korea — 2.2%
2	Samsung Electronics Co. Ltd.	4,316

	Spain — 2.0%
509	Iberdrola SA	4,110

	Switzerland — 8.9%
59	Ferguson plc	4,132
431	Glencore plc (a)	2,077
37	LafargeHolcim Ltd. (Registered) (a)	2,065
44	Novartis AG (Registered)	3,618
42	Swiss Re AG	3,929
6	Zurich Insurance Group AG	1,946

		17,767

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan International Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Taiwan — 1.3%
63	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,673

	United Kingdom — 22.0%
156	3i Group plc	1,986
69	Berkeley Group Holdings plc	3,406
79	British American Tobacco plc	5,135
58	Diageo plc	1,977
640	Direct Line Insurance Group plc	3,159
196	GlaxoSmithKline plc	3,524
118	HSBC Holdings plc, ADR	5,756
62	Imperial Brands plc	2,524
628	ITV plc	1,373
31	Persimmon plc	1,144
73	Prudential plc	1,803
84	Rio Tinto plc	3,951
219	RSA Insurance Group plc	1,833
181	Sage Group plc (The)	1,792
33	Unilever NV, CVA	1,910
964	Vodafone Group plc	2,759

		44,032

	United States — 1.0%
31	Carnival plc	2,034

	Total Common Stocks (Cost $168,991)	197,801

Short-Term Investment — 1.1%
	Investment Company — 1.1%
2,218	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b) (l) (Cost $2,218)	2,218

	Total Investments — 99.8% (Cost $171,209)	200,019
	Other Assets in Excess of Liabilities — 0.2%	437

	NET ASSETS — 100.0%	$200,456

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	13.7%
Insurance	10.5
Metals & Mining	5.6
Auto Components	5.5
Pharmaceuticals	5.4
Tobacco	4.7
Oil, Gas & Consumable Fuels	4.3
Electric Utilities	3.7
Trading Companies & Distributors	3.6
Capital Markets	3.2
Semiconductors & Semiconductor Equipment	3.2
Real Estate Management & Development	2.9
Diversified Telecommunication Services	2.4
Household Durables	2.3
Technology Hardware, Storage & Peripherals	2.2
Construction & Engineering	2.1
Paper & Forest Products	2.1
Automobiles	2.0
Hotels, Restaurants & Leisure	2.0
Transportation Infrastructure	1.9
Aerospace & Defense	1.9
Beverages	1.9
Food & Staples Retailing	1.8
Wireless Telecommunication Services	1.4
Chemicals	1.3
Industrial Conglomerates	1.2
Machinery	1.0
Construction Materials	1.0
Personal Products	0.9
Others (each less than 1.0%)	3.2
Short-Term Investment	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

Forward foreign currency exchange contracts outstanding as of October 31, 2017:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
GBP	11	USD	14	BNP Paribas	11/20/2017	— (h)
GBP	1,307	USD	1,736	National Australia Bank Ltd.	11/20/2017	1
USD	823	AUD	1,051	Deutsche Bank AG	11/20/2017	19
USD	484	JPY	54,306	Credit Suisse International	11/20/2017	6
Total unrealized appreciation						26
AUD	10,801	USD	8,482	Australia & New Zealand Banking Group Ltd.	11/20/2017	(217)
JPY	908,874	USD	8,116	National Australia Bank Ltd.	11/20/2017	(116)
USD	17,041	GBP	12,839	Standard Chartered Bank	11/20/2017	(21)
Total unrealized depreciation						(354)
Net unrealized depreciation						(328)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 92.3%
	Australia — 4.6%
381	AMP Ltd.	1,453
2,156	Australia & New Zealand Banking Group Ltd.	49,483
449	BGP Holdings Beneficial (a) (bb)	—	(h)
1,776	BHP Billiton Ltd.	36,559
384	Commonwealth Bank of Australia	22,819
128	CSL Ltd.	13,656
2,778	Dexus	20,800
4,245	Goodman Group	27,220
364	Macquarie Group Ltd.	27,497
641	Wesfarmers Ltd.	20,541
423	Westpac Banking Corp.	10,714

		230,742

	Austria — 0.6%
741	Erste Group Bank AG (a)	31,790

	Belgium — 1.1%
470	Anheuser-Busch InBev SA/NV	57,688

	Denmark — 1.3%
208	Chr Hansen Holding A/S	18,175
896	Novo Nordisk A/S, Class B	44,624

		62,799

	Finland — 1.8%
314	Cargotec OYJ, Class B	18,549
5,132	Nokia OYJ	25,237
2,271	Outokumpu OYJ	21,464
374	Wartsila OYJ Abp	24,092

		89,342

	France — 10.9%
477	Air Liquide SA	60,765
552	Airbus SE	56,659
1,687	AXA SA	50,935
711	BNP Paribas SA	55,488
189	Capgemini SE	22,955
261	Pernod Ricard SA	39,129
395	Renault SA	39,134
562	Sanofi	53,255
606	Schneider Electric SE (a)	53,223
189	Sodexo SA	24,069
1,149	TOTAL SA	64,053
1,255	Vivendi SA	31,165

		550,830

	Germany — 10.0%
119	adidas AG	26,527
36	Allianz SE (Registered)	8,511

SHARES	SECURITY DESCRIPTION	VALUE($)

	Germany — continued
63	BASF SE	6,926
435	Bayer AG (Registered)	56,523
579	Brenntag AG	32,863
658	Daimler AG (Registered)	54,938
284	Deutsche Boerse AG	29,439
876	Deutsche Post AG (Registered)	40,154
1,703	Deutsche Telekom AG (Registered)	30,839
108	HeidelbergCement AG	11,023
269	Henkel AG & Co. KGaA (Preference)	37,749
1,168	Infineon Technologies AG	32,309
108	Linde AG (a)	23,374
567	SAP SE	64,774
338	Siemens AG (Registered)	48,522

		504,471

	Hong Kong — 2.1%
4,836	AIA Group Ltd.	36,445
1,745	CK Asset Holdings Ltd.	14,362
2,675	CK Hutchison Holdings Ltd.	33,973
99	Hang Seng Bank Ltd.	2,353
254	I-CABLE Communications Ltd. (a)	8
2,269	Wharf Holdings Ltd. (The)	20,669

		107,810

	Ireland — 0.5%
224	Ryanair Holdings plc, ADR (a)	25,131

	Israel — 0.2%
822	Teva Pharmaceutical Industries Ltd., ADR	11,340

	Italy — 2.8%
1,576	Assicurazioni Generali SpA	28,676
717	Atlantia SpA	23,366
7,115	Enel SpA	44,126
20,045	Telecom Italia SpA (a)	17,344
1,401	UniCredit SpA (a)	26,783

		140,295

	Japan — 21.0%
795	Bridgestone Corp.	37,973
154	Central Japan Railway Co.	27,937
302	Daikin Industries Ltd.	33,406
1,079	DMG Mori Co. Ltd.	21,767
360	East Japan Railway Co.	34,922
288	Electric Power Development Co. Ltd.	7,251
3,372	Fujitsu Ltd.	26,278
3,487	Hitachi Ltd.	27,768
1,057	Honda Motor Co. Ltd.	33,136
669	Japan Airlines Co. Ltd.	22,898

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Japan — continued
941		Japan Tobacco, Inc.	31,134
4,588		JXTG Holdings, Inc.	23,691
548		KDDI Corp.	14,603
24		Keyence Corp.	13,103
1,048		Kyowa Hakko Kirin Co. Ltd.	19,341
817		Kyushu Electric Power Co., Inc.	9,313
597		Mabuchi Motor Co. Ltd.	31,322
1,637		Marui Group Co. Ltd.	25,060
858		Mazda Motor Corp.	12,379
777		Medipal Holdings Corp.	14,424
1,287		Mitsubishi Corp.	30,137
7,957		Mitsubishi UFJ Financial Group, Inc.	53,974
1,133		Mitsui Fudosan Co. Ltd.	26,444
524		MS&AD Insurance Group Holdings, Inc.	17,788
1,154		NGK Spark Plug Co. Ltd.	26,342
239		Nidec Corp.	31,823
889		Nippon Telegraph & Telephone Corp.	42,986
—	(h)	Nitori Holdings Co. Ltd.	12
302		Otsuka Corp.	20,553
562		Otsuka Holdings Co. Ltd.	23,456
2,602		Panasonic Corp.	39,289
1,579		Renesas Electronics Corp. (a)	20,416
1,208		Sekisui House Ltd.	22,593
886		Seven & i Holdings Co. Ltd.	35,698
348		Sony Corp.	14,541
966		Sumitomo Mitsui Financial Group, Inc.	38,705
330		Suntory Beverage & Food Ltd.	15,170
495		Tokyo Gas Co. Ltd.	12,352
2,430		Toray Industries, Inc.	24,597
1,147		Toyota Motor Corp.	71,132
1,122		Yamato Holdings Co. Ltd.	22,932

			1,058,646

		Luxembourg — 0.6%
1,026		ArcelorMittal (a)	29,394

		Netherlands — 5.1%
184		ASML Holding NV	33,163
273		Heineken NV	26,578
2,723		ING Groep NV	50,322
653		Koninklijke Philips NV	26,613
304		NN Group NV	12,727
1,437		Royal Dutch Shell plc, Class A	45,225
1,955		Royal Dutch Shell plc, Class B	62,955

			257,583

SHARES	SECURITY DESCRIPTION	VALUE($)

	Norway — 0.4%
2,450	Norsk Hydro ASA	18,955

	Singapore — 0.9%
2,638	DBS Group Holdings Ltd.	44,055

	Spain — 2.4%
3,793	Banco Santander SA	25,711
5,291	Bankia SA	25,251
4,333	Iberdrola SA	35,012
732	Repsol SA	13,709
1,817	Telefonica SA	19,050

		118,733

	Sweden — 0.7%
2,446	Svenska Handelsbanken AB, Class A	35,064

	Switzerland — 9.1%
378	Cie Financiere Richemont SA (Registered)	34,833
1,364	Credit Suisse Group AG (Registered) (a)	21,501
550	Ferguson plc	38,448
671	LafargeHolcim Ltd. (Registered) (a)	37,859
1,247	Nestle SA (Registered)	104,922
590	Novartis AG (Registered)	48,675
312	Roche Holding AG	72,191
298	Swiss Re AG	28,000
2,083	UBS Group AG (Registered) (a)	35,444
117	Zurich Insurance Group AG	35,656

		457,529

	United Kingdom — 15.4%
1,926	3i Group plc	24,583
327	Associated British Foods plc	14,465
565	AstraZeneca plc	38,228
3,837	Aviva plc	25,739
2,161	Barratt Developments plc	18,790
5,865	BP plc	39,783
1,129	British American Tobacco plc	72,964
1,245	Burberry Group plc	31,439
10,172	Centrica plc	22,941
3,340	Dixons Carphone plc	7,694
2,122	GlaxoSmithKline plc	38,083
7,505	HSBC Holdings plc	73,285
600	InterContinental Hotels Group plc	33,241
9,435	ITV plc	20,624
24,981	Lloyds Banking Group plc	22,644
1,956	Prudential plc	48,010
79	Reckitt Benckiser Group plc	7,070
864	Rio Tinto Ltd.	46,031
186	Rio Tinto plc	8,791

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	United Kingdom — continued
3,581	Standard Chartered plc (a)	35,670
6,609	Taylor Wimpey plc	17,515
539	TechnipFMC plc (a)	14,663
480	Unilever NV, CVA	27,898
18,789	Vodafone Group plc	53,744
200	Whitbread plc	9,816
1,218	WPP plc	21,533

		775,244

	United States — 0.8%
843	Shire plc	41,536

	Total Common Stocks (Cost $4,330,440)	4,648,977

PRINCIPAL AMOUNT($)
Corporate Bond — 0.0% (g)
	Materials — 0.0% (g)
	Metals & Mining — 0.0% (g)
BRL 11	Vale SA, Series A6, 0.00% (d) (x) (y) (aa) (bb) (Cost $—)	—	(h)

SHARES
Short-Term Investment — 4.8%
	Investment Company — 4.8%
242,928	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b) (l) (Cost $242,928)	242,928

	Total Investments — 97.1% (Cost $4,573,368)	4,891,905
	Other Assets in Excess of Liabilities — 2.9%	146,797

	NET ASSETS — 100.0%	$5,038,702

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	12.3%
Pharmaceuticals	8.3
Insurance	6.0
Oil, Gas & Consumable Fuels	5.1
Automobiles	4.3
Metals & Mining	3.3
Diversified Telecommunication Services	2.9
Beverages	2.8
Capital Markets	2.8
Chemicals	2.7
Food Products	2.4
Electrical Equipment	2.4
Household Durables	2.3
Tobacco	2.1
Trading Companies & Distributors	2.1
Textiles, Apparel & Luxury Goods	1.9
Electric Utilities	1.8
Semiconductors & Semiconductor Equipment	1.8
Industrial Conglomerates	1.7
IT Services	1.4
Wireless Telecommunication Services	1.4
Hotels, Restaurants & Leisure	1.4
Software	1.3
Machinery	1.3
Auto Components	1.3
Air Freight & Logistics	1.3
Road & Rail	1.3
Real Estate Management & Development	1.3
Aerospace & Defense	1.2
Food & Staples Retailing	1.1
Biotechnology	1.1
Construction Materials	1.0
Airlines	1.0
Equity Real Estate Investment Trusts (REITs)	1.0
Others (each less than 1.0%)	7.6
Short-Term Investment	5.0

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

Futures contracts outstanding as of October 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Hang Seng Index	193	11/2017	HKD	34,904	(425)
EURO STOXX 50 Index	2,756	12/2017	EUR	118,214	3,414
FTSE 100 Index	795	12/2017	GBP	78,872	426
TOPIX Index	769	12/2017	JPY	120,224	5,210

					8,625

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stock — 95.3%
	Canada — 2.8%
101	Alimentation Couche-Tard, Inc., Class B	4,736
67	Canadian National Railway Co.	5,392

		10,128

	China — 10.4%
22	Baidu, Inc., ADR (a)	5,324
3,588	China Unicom Hong Kong Ltd. (a)	5,091
5,195	CNOOC Ltd.	7,092
127	JD.com, Inc., ADR (a)	4,757
1,680	Ping An Insurance Group Co. of China Ltd., Class H	14,764

		37,028

	Denmark — 1.4%
100	Novo Nordisk A/S, Class B	4,964

	Finland — 1.7%
92	Wartsila OYJ Abp	5,902

	France — 2.0%
69	Safran SA	7,239

	Germany — 10.7%
73	Bayer AG (Registered)	9,497
41	Continental AG	10,364
101	Delivery Hero AG, Reg. S (a) (e)	4,294
47	Linde AG (a)	10,163
79	Zalando SE, Reg. S (a) (e)	3,998

		38,316

	Hong Kong — 6.7%
1,407	AIA Group Ltd.	10,602
790	CK Asset Holdings Ltd.	6,498
539	CK Hutchison Holdings Ltd.	6,846

		23,946

	India — 2.6%
102	HDFC Bank Ltd., ADR	9,400

	Indonesia — 2.0%
4,634	Bank Central Asia Tbk. PT	7,138

	Italy — 1.9%
351	UniCredit SpA (a)	6,710

	Japan — 11.7%
31	FANUC Corp.	7,225
237	Komatsu Ltd.	7,734
346	Kubota Corp.	6,516
433	ORIX Corp.	7,436
154	Recruit Holdings Co. Ltd.	3,776
88	Shin-Etsu Chemical Co. Ltd.	9,302

		41,989

SHARES	SECURITY DESCRIPTION	VALUE($)

	Netherlands — 8.8%
426	Altice NV, Class A (a)	8,030
47	ASML Holding NV	8,490
392	ING Groep NV	7,252
182	NN Group NV	7,638

		31,410

	South Africa — 2.0%
29	Naspers Ltd., Class N	7,058

	South Korea — 4.8%
47	Hyundai Motor Co.	6,827
8	Samsung Electronics Co. Ltd., GDR (e)	10,449

		17,276

	Spain — 2.2%
895	Banco Bilbao Vizcaya Argentaria SA	7,830

	Switzerland — 8.0%
60	Cie Financiere Richemont SA (Registered)	5,499
1,572	Glencore plc (a)	7,582
147	LafargeHolcim Ltd. (Registered) (a)	8,277
433	UBS Group AG (Registered) (a)	7,364

		28,722

	United Kingdom — 15.6%
140	British American Tobacco plc	9,029
2,933	ITV plc	6,412
724	Meggitt plc	4,986
237	RELX NV	5,361
147	Rio Tinto plc	6,926
359	Smith & Nephew plc	6,779
200	TechnipFMC plc (a)	5,431
188	Unilever NV, CVA	10,945

		55,869

	Total Common Stocks (Cost $300,460)	340,925

Short-Term Investment — 4.1%
	Investment Company — 4.1%
14,714	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b) (l) (Cost $14,714)	14,714

	Total Investments — 99.4% (Cost $315,174)	355,639
	Other Assets in Excess of Liabilities — 0.6%	1,990

	NET ASSETS — 100.0%	$357,629

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	10.8%
Insurance	9.3
Machinery	7.7
Media	6.1
Chemicals	5.5
Metals & Mining	4.1
Pharmaceuticals	4.1
Aerospace & Defense	3.4
Personal Products	3.1
Technology Hardware, Storage & Peripherals	2.9
Auto Components	2.9
Internet Software & Services	2.7
Professional Services	2.6
Tobacco	2.5
Internet & Direct Marketing Retail	2.5
Semiconductors & Semiconductor Equipment	2.4
Construction Materials	2.3
Diversified Financial Services	2.1
Capital Markets	2.1
Oil, Gas & Consumable Fuels	2.0
Industrial Conglomerates	1.9
Automobiles	1.9
Health Care Equipment & Supplies	1.9
Real Estate Management & Development	1.8
Textiles, Apparel & Luxury Goods	1.6
Energy Equipment & Services	1.5
Road & Rail	1.5
Diversified Telecommunication Services	1.4
Food & Staples Retailing	1.3
Short-Term Investment	4.1

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stock — 98.5%
	Australia — 3.3%
835	Australia & New Zealand Banking Group Ltd.	19,153
1,135	Goodman Group	7,275

		26,428

	Austria — 1.3%
238	Erste Group Bank AG (a)	10,196

	Belgium — 2.3%
106	Anheuser-Busch InBev SA/NV	12,986
64	KBC Group NV	5,323

		18,309

	Canada — 1.4%
233	TransCanada Corp.	11,081

	China — 0.9%
5,170	CNOOC Ltd.	7,059

	Finland — 1.3%
1,053	Outokumpu OYJ	9,957

	France — 15.8%
126	Air Liquide SA	16,001
109	Airbus SE	11,224
595	AXA SA	17,971
217	BNP Paribas SA	16,949
113	Renault SA	11,170
130	Sanofi	12,281
142	Schneider Electric SE (a)	12,508
487	TOTAL SA	27,123

		125,227

	Germany — 7.6%
52	Bayer AG (Registered)	6,804
107	Brenntag AG	6,095
164	Daimler AG (Registered)	13,728
77	Deutsche Boerse AG	7,963
32	HeidelbergCement AG	3,242
218	Infineon Technologies AG	6,043
117	Siemens AG (Registered)	16,764

		60,639

	Ireland — 0.9%
63	Ryanair Holdings plc, ADR (a)	7,036

	Israel — 0.7%
408	Teva Pharmaceutical Industries Ltd., ADR	5,631

	Italy — 3.6%
2,524	Enel SpA	15,656
2,229	Intesa Sanpaolo SpA	7,494

SHARES	SECURITY DESCRIPTION	VALUE($)
	Italy — continued
5,867	Telecom Italia SpA (a)	5,077

		28,227

	Japan — 22.4%
266	Bridgestone Corp.	12,721
88	Daikin Industries Ltd.	9,714
319	DMG Mori Co. Ltd.	6,431
508	Honda Motor Co. Ltd.	15,916
232	Japan Airlines Co. Ltd.	7,941
324	Japan Tobacco, Inc.	10,728
176	Mabuchi Motor Co. Ltd.	9,220
443	Mitsubishi Corp.	10,383
3,217	Mitsubishi UFJ Financial Group, Inc.	21,822
241	Mitsui Fudosan Co. Ltd.	5,630
409	NGK Spark Plug Co. Ltd.	9,329
291	Nippon Telegraph & Telephone Corp.	14,050
135	Otsuka Corp.	9,169
400	Renesas Electronics Corp. (a)	5,175
327	Sumitomo Electric Industries Ltd.	5,559
164	Sumitomo Mitsui Financial Group, Inc.	6,574
208	Sumitomo Mitsui Trust Holdings, Inc.	8,202
68	Toyota Motor Corp.	4,236
244	Yamato Holdings Co. Ltd.	4,983

		177,783

	Luxembourg — 1.4%
391	ArcelorMittal (a)	11,191

	Netherlands — 7.5%
814	ING Groep NV	15,038
227	NN Group NV	9,491
1,114	Royal Dutch Shell plc, Class A	35,057

		59,586

	Norway — 1.0%
1,001	Norsk Hydro ASA	7,744

	Singapore — 1.4%
662	DBS Group Holdings Ltd.	11,051

	South Korea — 1.0%
3	Samsung Electronics Co. Ltd.	7,703

	Spain — 3.0%
367	Banco Santander SA	2,488
1,845	Bankia SA	8,804
1,515	Iberdrola SA	12,245

		23,537

	Sweden — 0.9%
519	Svenska Handelsbanken AB, Class A	7,436

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stock — continued
	Switzerland — 8.3%
798	Credit Suisse Group AG (Registered) (a)	12,571
114	Ferguson plc	7,953
93	LafargeHolcim Ltd. (Registered) (a)	5,261
132	Novartis AG (Registered)	10,876
31	Roche Holding AG	7,232
90	Swiss Re AG	8,425
46	Zurich Insurance Group AG	13,893

		66,211

	United Kingdom — 11.1%
699	Barratt Developments plc	6,079
1,152	HSBC Holdings plc	11,254
87	InterContinental Hotels Group plc	4,823
3,232	ITV plc	7,066
541	Prudential plc	13,281
229	Rio Tinto plc	10,818
1,301	Standard Chartered plc (a)	12,958
231	TechnipFMC plc (a)	6,279
5,422	Vodafone Group plc	15,510

		88,068

	United States — 1.4%
227	Shire plc	11,188

	Total Common Stocks (Cost $708,994)	781,288

Short-Term Investment — 1.0%
	Investment Company — 1.0%
8,228	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b) (l) (Cost $8,228)	8,228

	Total Investments — 99.5% (Cost $717,222)	789,516
	Other Assets in Excess of Liabilities — 0.5%	4,271

	NET ASSETS — 100.0%	$793,787

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	20.9%
Oil, Gas & Consumable Fuels	10.2
Insurance	8.0
Automobiles	5.7
Pharmaceuticals	5.4
Metals & Mining	5.0
Electric Utilities	3.5
Auto Components	3.5
Trading Companies & Distributors	3.1
Electrical Equipment	2.8
Capital Markets	2.6
Diversified Telecommunication Services	2.4
Industrial Conglomerates	2.1
Chemicals	2.0
Wireless Telecommunication Services	2.0
Airlines	1.9
Beverages	1.7
Aerospace & Defense	1.4
Semiconductors & Semiconductor Equipment	1.4
Biotechnology	1.4
Tobacco	1.4
Building Products	1.2
IT Services	1.2
Construction Materials	1.1
Technology Hardware, Storage & Peripherals	1.0
Others (each less than 1.0%)	6.1
Short-Term Investment	1.0

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

Forward foreign currency exchange contracts outstanding as of October 31, 2017:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
GBP	1,810	CHF	2,245	Citibank, NA#	11/22/2017	151
GBP	10,489	USD	13,538	Merrill Lynch International	11/22/2017	401
GBP	4,451	USD	5,740	National Australia Bank Ltd.	11/22/2017	175
GBP	2,792	USD	3,706	State Street Corp.	11/22/2017	4
HKD	159,139	USD	20,390	HSBC Bank, NA	11/22/2017	13
USD	2,334	AUD	2,944	Australia & New Zealand Banking Group Ltd.	11/22/2017	81
USD	12,142	CAD	15,286	Union Bank of Switzerland AG	11/22/2017	291
USD	1,563	CHF	1,524	Credit Suisse International	11/22/2017	33
USD	78	CHF	76	Merrill Lynch International	11/22/2017	1
USD	14,300	CHF	13,750	National Australia Bank Ltd.	11/22/2017	499
USD	1,649	EUR	1,395	BNP Paribas	11/22/2017	22
USD	78,541	EUR	66,578	Citibank, NA	11/22/2017	904
USD	11,802	EUR	10,018	Credit Suisse International	11/22/2017	119
USD	10,890	EUR	9,174	National Australia Bank Ltd.	11/22/2017	193
USD	5,487	JPY	618,910	Merrill Lynch International	11/22/2017	39
USD	9,464	JPY	1,031,420	National Australia Bank Ltd.	11/22/2017	385
USD	6,956	NOK	54,963	Deutsche Bank AG	11/22/2017	223
USD	2,567	SEK	20,614	Citibank, NA	11/22/2017	102
USD	2,351	SEK	19,094	Credit Suisse International	11/22/2017	68
Total unrealized appreciation						3,704
AUD	2,965	USD	2,344	Australia & New Zealand Banking Group Ltd.	11/22/2017	(75)
AUD	2,107	USD	1,669	National Australia Bank Ltd.	11/22/2017	(56)
AUD	30,192	USD	23,859	Standard Chartered Bank	11/22/2017	(757)
CAD	1,368	USD	1,088	National Australia Bank Ltd.	11/22/2017	(28)
CHF	1,937	USD	2,017	Australia & New Zealand Banking Group Ltd.	11/22/2017	(73)
CHF	2,235	USD	2,294	Deutsche Bank AG	11/22/2017	(50)
CHF	11,817	USD	12,291	HSBC Bank, NA	11/22/2017	(431)
CHF	1,608	USD	1,653	TD Bank Financial Group	11/22/2017	(40)
DKK	40,063	USD	6,357	Merrill Lynch International	11/22/2017	(78)
EUR	7,303	USD	8,602	Citibank, NA	11/22/2017	(86)
EUR	1,381	USD	1,634	Deutsche Bank AG	11/22/2017	(23)
EUR	20,870	USD	24,740	National Australia Bank Ltd.	11/22/2017	(402)
EUR	2,929	USD	3,446	Union Bank of Switzerland AG	11/22/2017	(31)
JPY	941,260	USD	8,478	National Australia Bank Ltd.	11/22/2017	(192)
JPY	107,300	USD	988	Standard Chartered Bank	11/22/2017	(44)
JPY	838,521	USD	7,694	State Street Corp.	11/22/2017	(313)
NOK	31,588	EUR	3,379	HSBC Bank, NA#	11/22/2017	(71)
NOK	12,931	USD	1,632	Union Bank of Switzerland AG	11/22/2017	(48)
SEK	141,823	USD	17,556	Citibank, NA	11/22/2017	(597)
USD	3,095	GBP	2,353	National Australia Bank Ltd.	11/22/2017	(32)
USD	3,889	GBP	3,006	Royal Bank of Canada	11/22/2017	(106)
USD	3,114	GBP	2,344	Standard Chartered Bank	11/22/2017	(1)
Total unrealized depreciation						(3,534)
Net unrealized appreciation						170

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at October 31, 2017 of the currency being sold, and the value at October 31, 2017 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.8%
	Australia — 6.4%
1,199	AGL Energy Ltd.	23,208
1,361	Aristocrat Leisure Ltd.	24,612
514	BlueScope Steel Ltd.	5,056
160	CIMIC Group Ltd.	5,926
1,148	Computershare Ltd.	13,722
99	Flight Centre Travel Group Ltd.	3,540
2,114	Fortescue Metals Group Ltd.	7,517
384	Macquarie Group Ltd.	28,971
2,675	Metcash Ltd.	5,526
263	Monadelphous Group Ltd.	3,417
865	Orica Ltd.	13,860
5,266	Qantas Airways Ltd.	24,852
1,665	Regis Resources Ltd.	4,947
9,113	South32 Ltd.	23,804
5,199	Whitehaven Coal Ltd. (a)	14,860

		203,818

	Austria — 1.2%
249	Erste Group Bank AG (a)	10,681
433	OMV AG	25,986

		36,667

	Belgium — 1.4%
336	KBC Group NV	27,914
376	Proximus SADP	12,476
20	Solvay SA	3,013

		43,403

	China — 0.9%
5,740	BOC Hong Kong Holdings Ltd.	27,352

	Denmark — 4.0%
740	Danske Bank A/S	28,225
120	Dfds A/S	6,959
223	Jyske Bank A/S (Registered)	12,620
586	Novo Nordisk A/S, Class B	29,196
100	Royal Unibrew A/S	5,747
31	Schouw & Co. AB	3,274
254	Sydbank A/S	9,899
116	Topdanmark A/S (a)	4,774
283	Vestas Wind Systems A/S	24,996

		125,690

	Finland — 0.4%
421	UPM-Kymmene OYJ	12,636

	France — 10.1%
801	Air France-KLM (a)	12,540
103	Arkema SA	13,012

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — continued
173	Atos SE	26,827
364	BNP Paribas SA	28,440
223	Capgemini SE	27,149
201	Cie Generale des Etablissements Michelin	29,145
638	Credit Agricole SA	11,138
99	Eurazeo SA	9,203
412	Faurecia	29,980
1,517	Natixis SA	11,899
971	Peugeot SA	23,049
458	Sanofi	43,370
238	Schneider Electric SE (a)	20,939
34	Sopra Steria Group	6,340
73	TOTAL SA	4,095
217	Vinci SA	21,270

		318,396

	Germany — 6.6%
201	Allianz SE (Registered)	46,839
214	Aurubis AG	17,535
310	Covestro AG, Reg. S (e)	29,787
595	Deutsche Lufthansa AG (Registered)	19,112
92	HOCHTIEF AG	16,237
522	Infineon Technologies AG	14,439
563	Innogy SE, Reg. S (e)	26,192
184	Jenoptik AG	6,207
218	RWE AG (a)	5,479
1,010	Uniper SE	28,380

		210,207

	Hong Kong — 1.4%
1,349	CK Asset Holdings Ltd.	11,102
482	Hongkong Land Holdings Ltd.	3,525
1,424	Luk Fook Holdings International Ltd.	6,024
12,957	WH Group Ltd., Reg. S (e)	13,130
10,958	Xinyi Glass Holdings Ltd.	10,619

		44,400

	Israel — 0.7%
199	Check Point Software Technologies Ltd. (a)	23,399

	Italy — 1.1%
5,448	Enel SpA	33,785

	Japan — 23.1%
306	Aeon Mall Co. Ltd.	5,475
269	Aisin Seiki Co. Ltd.	13,919
294	Asahi Glass Co. Ltd.	11,522
412	Bridgestone Corp.	19,658
567	Brother Industries Ltd.	13,792

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Japan — continued
91	Central Japan Railway Co.	16,457
1,876	Fuji Electric Co. Ltd.	13,592
2,699	Hitachi Ltd.	21,493
1,045	ITOCHU Corp.	18,310
1,431	Kajima Corp.	14,842
947	Kansai Electric Power Co., Inc. (The)	12,972
605	KDDI Corp.	16,129
730	Kirin Holdings Co. Ltd.	17,523
188	Koito Manufacturing Co. Ltd.	12,593
667	Kuraray Co. Ltd.	13,134
1,194	Marubeni Corp.	8,005
176	Matsumotokiyoshi Holdings Co. Ltd.	12,650
78	Meitec Corp.	3,805
1,230	Mitsubishi Chemical Holdings Corp.	12,844
636	Mitsubishi Corp.	14,901
872	Mitsubishi Electric Corp.	14,921
4,055	Mitsubishi UFJ Financial Group, Inc.	27,504
850	Mitsubishi UFJ Lease & Finance Co. Ltd.	4,483
496	Mitsui Chemicals, Inc.	15,295
426	MS&AD Insurance Group Holdings, Inc.	14,482
249	Nichias Corp.	3,242
1,031	Nippon Light Metal Holdings Co. Ltd.	3,034
506	Nippon Suisan Kaisha Ltd.	3,098
304	Nippon Telegraph & Telephone Corp.	14,717
179	Nishimatsu Construction Co. Ltd.	5,407
777	NTT DOCOMO, Inc.	18,806
1,218	Obayashi Corp.	15,941
174	Open House Co. Ltd.	6,719
1,011	ORIX Corp.	17,385
1,592	Penta-Ocean Construction Co. Ltd.	10,534
767	Prima Meat Packers Ltd.	5,012
157	SCREEN Holdings Co. Ltd.	12,290
596	Sekisui Chemical Co. Ltd.	12,032
1,221	Shimizu Corp.	14,371
205	Shionogi & Co. Ltd.	11,037
22	SoftBank Group Corp.	1,923
373	Sompo Holdings, Inc.	14,973
558	Sony Corp.	23,352
275	Subaru Corp.	9,508
502	Sumitomo Bakelite Co. Ltd.	4,082
2,012	Sumitomo Chemical Co. Ltd.	14,140
614	Sumitomo Corp.	8,884
468	Sumitomo Mitsui Financial Group, Inc.	18,737
708	Sumitomo Rubber Industries Ltd.	13,438
238	Taiheiyo Cement Corp.	9,497

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
319	Taisei Corp.	17,658
169	Takasago Thermal Engineering Co. Ltd.	2,983
107	Tokyo Electron Ltd.	18,753
805	Tokyo Tatemono Co. Ltd.	11,297
247	Toyota Boshoku Corp.	4,964
426	Toyota Motor Corp.	26,423
172	TS Tech Co. Ltd.	6,156
48	Ulvac, Inc.	3,386
469	Yamaha Motor Co. Ltd.	14,067

		728,147

	Luxembourg — 0.9%
960	ArcelorMittal (a)	27,489

	Netherlands — 5.2%
871	ABN AMRO Group NV, Reg. S, CVA (e)	26,896
537	ASR Nederland NV	22,012
174	Euronext NV, Reg. S (e)	10,349
260	EXOR NV	16,665
2,064	ING Groep NV	38,133
580	Philips Lighting NV, Reg. S (e)	21,971
901	Royal Dutch Shell plc, Class B	29,001

		165,027

	Norway — 0.8%
726	DNB ASA	14,016
609	Marine Harvest ASA (a)	11,895

		25,911

	Singapore — 2.1%
1,772	DBS Group Holdings Ltd.	29,588
3,420	Oversea-Chinese Banking Corp. Ltd.	29,866
556	Venture Corp. Ltd.	7,951

		67,405

	South Africa — 0.7%
889	Mondi plc	21,508

	Spain — 2.0%
304	ACS Actividades de Construccion y Servicios SA	11,981
126	Aena SME SA, Reg. S (e)	23,206
237	Amadeus IT Group SA	16,079
602	Repsol SA	11,277

		62,543

	Sweden — 3.5%
599	Electrolux AB, Series B	21,169
248	Hemfosa Fastigheter AB	3,010
641	Peab AB	6,225
1,132	Sandvik AB	20,655

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Sweden – continued
2,055	Skandinaviska Enskilda Banken AB, Class A	25,325
979	Swedbank AB, Class A	24,298
229	Swedish Match AB	8,618

		109,300

	Switzerland — 10.5%
1,250	ABB Ltd. (Registered)	32,640
326	Adecco Group AG (Registered) (a)	25,889
150	Baloise Holding AG (Registered)	23,657
482	Coca-Cola HBC AG (a)	16,278
18	Flughafen Zurich AG (Registered)	3,948
3	Forbo Holding AG (Registered)	4,161
10	Georg Fischer AG (Registered)	12,837
438	Logitech International SA (Registered)	15,655
626	Nestle SA (Registered)	52,704
739	Novartis AG (Registered)	60,964
190	Roche Holding AG	43,919
4	Sika AG	26,505
35	Swiss Life Holding AG (Registered) (a)	12,181

		331,338

	United Kingdom — 14.0%
1,949	3i Group plc	24,874
2,927	Barratt Developments plc	25,446
1,183	Beazley plc	7,938
243	Berkeley Group Holdings plc	12,054
365	BP plc	2,479
121	British American Tobacco plc	7,826
482	Burberry Group plc	12,184
179	Diageo plc	6,116
229	Dialog Semiconductor plc (a)	11,430
500	GlaxoSmithKline plc	8,973
1,608	HSBC Holdings plc	15,704
957	Ibstock plc, Reg. S (e)	3,154
2,729	International Consolidated Airlines Group SA	23,047
7,486	Legal & General Group plc	26,544
40,634	Lloyds Banking Group plc	36,832
105	Next plc	6,882
1,184	Pagegroup plc	7,356
756	Persimmon plc	28,134
693	Playtech plc	9,058
654	Polypipe Group plc	3,585
959	Prudential plc	23,529
2,953	Redrow plc	25,528
607	Rio Tinto plc	28,691

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — continued
365	Savills plc	4,518
255	Schroders plc	11,828
787	Subsea 7 SA	13,270
963	Unilever NV, CVA	55,960

		442,940

	United States — 0.8%
372	Carnival plc	24,545

	Total Common Stocks (Cost $2,698,155)	3,085,906

Short-Term Investment — 1.7%
	Investment Company — 1.7%
53,390	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b) (l) (Cost $53,390)	53,390

	Total Investments — 99.5% (Cost $2,751,545)	3,139,296
	Other Assets in Excess of Liabilities — 0.5%	16,313

	NET ASSETS — 100.0%	$3,155,609

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	14.1%
Pharmaceuticals	6.3
Insurance	6.3
Household Durables	4.8
Chemicals	4.6
Construction & Engineering	4.6
Auto Components	4.5
Electrical Equipment	4.1
Metals & Mining	3.8
IT Services	2.9
Food Products	2.8
Capital Markets	2.8
Oil, Gas & Consumable Fuels	2.8
Airlines	2.5
Automobiles	2.3
Semiconductors & Semiconductor Equipment	1.9

INDUSTRY	PERCENTAGE
Personal Products	1.8
Multi-Utilities	1.7
Hotels, Restaurants & Leisure	1.7
Trading Companies & Distributors	1.6
Diversified Financial Services	1.5
Electric Utilities	1.5
Beverages	1.5
Real Estate Management & Development	1.5
Professional Services	1.2
Wireless Telecommunication Services	1.2
Electronic Equipment, Instruments & Components	1.1
Paper & Forest Products	1.1
Machinery	1.1
Software	1.0
Others (each less than 1.0%)	7.7
Short-Term Investment	1.7

Futures contracts outstanding as of October 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	281	12/2017	EUR	12,053	268
FTSE 100 Index	90	12/2017	GBP	8,929	(48)
TOPIX Index	58	12/2017	JPY	9,068	320

					540

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

J.P. Morgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

ADR	— American Depositary Receipt
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CDI	— CHESS Depository Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
MSCI	— Morgan Stanley Capital International
NOK	— Norwegian Krone
NVDR	— Non-Voting Depositary Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SEK	— Swedish Krona
TOPIX	— Tokyo Stock Price Index
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(l)	— The rate shown is the current yield as of October 31, 2017.
(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2017.

(y)	— Security is an interest bearing note with preferred security characteristics.
(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2017.
(bb)	— Security has been valued using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2017

(Amounts in thousands, except per share amounts)

	Emerging Economies Fund		Emerging Markets Equity Fund		Global Research Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,952,430		$4,331,897		$8,531,369
Investments in affiliates, at value	84,272		128,728		105,120
Cash	2,017		196		50
Foreign currency, at value	2,880		2,784		3,950
Deposits at broker for futures contracts	1,463		—		4,690
Due from custodian	—		567		—
Receivables:
Investment securities sold	3,120		—		77,430
Fund shares sold	609		5,822		3,830
Dividends from non-affiliates	2,346		1,481		11,152
Dividends from affiliates	51		107		77
Tax reclaims	11		—		6,952
Variation margin on futures contracts	307		—		580

Total Assets	2,049,506		4,471,582		8,745,200

LIABILITIES:
Payables:
Investment securities purchased	8,026		7,257		77,554
Fund shares redeemed	616		12,801		1,670
Accrued liabilities:
Investment advisory fees	1,281		2,477		412
Administration fees	24		—		10
Distribution fees	39		142		—
Service fees	50		237		1,779
Custodian and accounting fees	347		605		167
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—
Deferred India capital gains tax	1,314		—		—
Audit fees	68		67		59
Registration fees	2		—		—
Other	44		108		89

Total Liabilities	11,811		23,694		81,740

Net Assets	$2,037,695		$4,447,888		$8,663,460

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Emerging Economies Fund	Emerging Markets Equity Fund	Global Research Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$1,679,231	$3,249,646	$6,867,114
Accumulated undistributed (distributions in excess of) net investment income	34,533	21,775	120,190
Accumulated net realized gains (losses)	(83,696)	(123,509)	(176,493)
Net unrealized appreciation (depreciation)	407,627	1,299,976	1,852,649

Total Net Assets	$2,037,695	$4,447,888	$8,663,460

Net Assets:
Class A	$179,772	$525,451	$—
Class C	2,782	48,497	—
Class I (formerly Select Class)	63,965	629,451	8,663,460
Class L (formerly Institutional Class)	—	430,860	—
Class R2	—	21	—
Class R3	—	21	—
Class R4	—	21	—
Class R5	417	217	—
Class R6	1,790,759	2,813,349	—

Total	$2,037,695	$4,447,888	$8,663,460

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	12,203	19,049	—
Class C	191	1,809	—
Class I (formerly Select Class)	4,283	22,253	391,019
Class L (formerly Institutional Class)	—	15,125	—
Class R2	—	1	—
Class R3	—	1	—
Class R4	—	1	—
Class R5	28	7	—
Class R6	120,396	98,863	—

Net Asset Value (a):
Class A — Redemption price per share	$14.73	$27.58	$—
Class C — Offering price per share (b)	14.60	26.80	—
Class I (formerly Select Class) — Offering and redemption price per share	14.93	28.29	22.16
Class L (formerly Institutional Class) — Offering and redemption price per share	—	28.49	—
Class R2 — Offering and redemption price per share	—	27.57	—
Class R3 — Offering and redemption price per share	—	27.59	—
Class R4 — Offering and redemption price per share	—	28.28	—
Class R5 — Offering and redemption price per share	15.07	28.47	—
Class R6 — Offering and redemption price per share	14.87	28.46	—
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.55	$29.11	$—

Cost of investments in non-affiliates	$1,543,887	$3,031,915	$6,682,145
Cost of investments in affiliates	84,272	128,728	105,120
Cost of foreign currency	2,901	2,775	3,970

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands, except per share amounts)

	Global Unconstrained Equity Fund		International Equity Fund		International Equity Income Fund
ASSETS:
Investments in non-affiliates, at value	$3,492		$3,981,960		$197,801
Investments in affiliates, at value	—		24,698		2,218
Cash	113		494		118
Foreign currency, at value	—		126		164
Receivables:
Investment securities sold	56		21,282		—
Fund shares sold	14		829		392
Dividends from non-affiliates	1		6,332		294
Dividends from affiliates	—	(a)	31		3
Tax reclaims	14		5,973		319
Unrealized appreciation on forward foreign currency exchange contracts	—		—		26

Total Assets	3,690		4,041,725		201,335

LIABILITIES:
Payables:
Investment securities purchased	33		11,614		—
Fund shares redeemed	3		20,175		229
Unrealized depreciation on forward foreign currency exchange contracts	—		—		354
Accrued liabilities:
Investment advisory fees	29		2,182		86
Administration fees	—		160		—
Distribution fees	—	(a)	78		27
Service fees	1		96		28
Custodian and accounting fees	14		153		23
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Audit fees	49		65		60
Registration fees	—	(a)	—		53
Other	12		111		19

Total Liabilities	141		34,634		879

Net Assets	$3,549		$4,007,091		$200,456

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Global Unconstrained Equity Fund	International Equity Fund	International Equity Income Fund
NET ASSETS:
Paid-in-Capital	$3,190	$3,032,761	$182,868
Accumulated undistributed (distributions in excess of) net investment income	14	53,694	(319)
Accumulated net realized gains (losses)	134	(55,302)	(10,580)
Net unrealized appreciation (depreciation)	211	975,938	28,487

Total Net Assets	$3,549	$4,007,091	$200,456

Net Assets:
Class A	$1,171	$302,130	$84,553
Class C	386	24,281	13,679
Class I (formerly Select Class)	1,827	139,715	86,550
Class R2	22	2,096	322
Class R5	21	21,891	1,297
Class R6	122	3,516,978	14,055

Total	$3,549	$4,007,091	$200,456

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	68	16,966	5,123
Class C	23	1,443	835
Class I (formerly Select Class)	105	7,724	5,229
Class R2	2	118	20
Class R5	1	1,208	78
Class R6	7	193,974	849

Net Asset Value (a):
Class A — Redemption price per share	$17.14	$17.81	$16.50
Class C — Offering price per share (b)	16.93	16.83	16.38
Class I (formerly Select Class) — Offering and redemption price per share	17.30	18.09	16.55
Class R2 — Offering and redemption price per share	17.24	17.70	16.47
Class R5 — Offering and redemption price per share	17.25	18.13	16.57
Class R6 — Offering and redemption price per share	17.24	18.13	16.55
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.09	$18.80	$17.41

Cost of investments in non-affiliates	$3,281	$3,006,098	$168,991
Cost of investments in affiliates	—	24,698	2,218
Cost of foreign currency	—	132	167

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands, except per share amounts)

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund		International Value Fund		Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$4,648,977		$340,925		$781,288		$3,085,906
Investments in affiliates, at value	242,928		14,714		8,228		53,390
Cash	174,079		34		158		50
Foreign currency, at value	46,048		5		558		1,022
Deposits at broker for futures contracts	15,549		—		—		1,617
Due from custodian	20,173		—		—		—
Receivables:
Investment securities sold	15,341		—		—		16,279
Fund shares sold	14,251		1,890		1,028		6,393
Dividends from non-affiliates	6,911		342		1,954		7,533
Dividends from affiliates	167		10		3		26
Tax reclaims	3,487		112		3,161		4,825
Variation margin on futures contracts	3,110		—		—		206
Unrealized appreciation on forward foreign currency exchange contracts	—		—		3,704		—
Other assets	32		—		—		—

Total Assets	5,191,053		358,032		800,082		3,177,247

LIABILITIES:
Payables:
Investment securities purchased	150,397		—		—		17,720
Fund shares redeemed	457		57		1,349		1,741
Unrealized depreciation on forward foreign currency exchange contracts	—		—		3,534		—
Accrued liabilities:
Investment advisory fees	300		182		395		1,580
Administration fees	1		12		54		212
Distribution fees	62		21		81		53
Service fees	989		32		241		55
Custodian and accounting fees	50		18		46		152
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)	—	(a)
Audit fees	67		59		59		61
Registration fees	—		8		48		13
Other	28		14		488		51

Total Liabilities	152,351		403		6,295		21,638

Net Assets	$5,038,702		$357,629		$793,787		$3,155,609

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	International Research Enhanced Equity Fund	International Unconstrained Equity Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid-in-Capital	$4,650,273	$317,884	$777,736	$2,714,157
Accumulated undistributed (distributions in excess of) net investment income	34,860	2,551	14,279	54,925
Accumulated net realized gains (losses)	26,370	(3,272)	(70,627)	(1,762)
Net unrealized appreciation (depreciation)	327,199	40,466	72,399	388,289

Total Net Assets	$5,038,702	$357,629	$793,787	$3,155,609

Net Assets:
Class A	$298,112	$67,684	$316,510	$232,530
Class C	—	14,534	20,997	1,773
Class I (formerly Select Class)	4,740,590	131,356	144,875	52,871
Class L (formerly Institutional Class)	—	—	201,672	—
Class R2	—	97	1,369	8,790
Class R5	—	90	62	—
Class R6	—	143,868	108,302	2,859,645

Total	$5,038,702	$357,629	$793,787	$3,155,609

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	15,894	3,202	22,193	10,467
Class C	—	695	1,524	79
Class I (formerly Select Class)	250,593	6,136	9,908	2,287
Class L (formerly Institutional Class)	—	—	13,861	—
Class R2	—	5	98	399
Class R5	—	4	4	—
Class R6	—	6,723	7,453	125,526

Net Asset Value (a):
Class A — Redemption price per share	$18.76	$21.14	$14.26	$22.22
Class C — Offering price per share (b)	—	20.90	13.78	22.40
Class I (formerly Select Class) — Offering and redemption price per share	18.92	21.41	14.62	23.12
Class L (formerly Institutional Class) — Offering and redemption price per share	—	—	14.55	—
Class R2 — Offering and redemption price per share	—	21.11	14.01	22.01
Class R5 — Offering and redemption price per share	—	21.39	14.51	—
Class R6 — Offering and redemption price per share	—	21.40	14.53	22.78
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.80	$22.31	$15.05	$23.45

Cost of investments in non-affiliates	$4,330,440	$300,460	$708,994	$2,698,155
Cost of investments in affiliates	242,928	14,714	8,228	53,390
Cost of foreign currency	46,029	5	562	1,019

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2017

(Amounts in thousands)

	Emerging Economies Fund	Emerging Markets Equity Fund		Global Research Enhanced Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1	$1		$10
Interest income from affiliates	20	27		11
Dividend income from non-affiliates	63,358	65,794		182,706
Dividend income from affiliates	223	419		495
Foreign taxes withheld	(5,357)	(4,005)		(7,959)

Total investment income	58,245	62,236		175,263

EXPENSES:
Investment advisory fees	16,093	30,891		15,459
Administration fees	1,546	2,967		6,312
Distribution fees:
Class A	386	1,131		—	(a)
Class C	20	300		—	(a)
Class R2 (b)	—	—	(a)	—	(a)
Class R3 (b)	—	—	(a)	—
Service fees:
Class A	386	1,131		—	(a)
Class C	7	100		—	(a)
Class I (formerly Select Class)	148	1,046		19,324
Class L (formerly Institutional Class)	—	497		—
Class R2 (b)	—	—	(a)	—	(a)
Class R3 (b)	—	—	(a)	—
Class R4 (b)	—	—	(a)	—
Class R5	1	—	(a)	—
Custodian and accounting fees	1,634	2,215		625
Interest expense to affiliates	20	5		20
Professional fees	178	159		197
Trustees’ and Chief Compliance Officer’s fees	31	35		11
Printing and mailing costs	63	301		227
Registration and filing fees	73	121		40
Transfer agency fees (See Note 2.I.)	28	125		56
Sub-transfer agency fees (See Note 2.I.)	61	562		158
Other	44	85		133

Total expenses	20,719	41,671		42,562

Less fees waived	(3,705)	(6,666)		(16,357)
Less expense reimbursements	(11)	(6)		—

Net expenses	17,003	34,999		26,205

Net investment income (loss)	41,242	27,237		149,058

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	158,591 (c)	(15,954)		147,265
Futures	56	—		686
Foreign currency transactions	(328)	(762)		252
Forward foreign currency exchange contracts	166	204		—

Net realized gain (loss)	158,485	(16,512)		148,203

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	302,535 (d)	907,423	(e)	1,302,083
Futures	846	—		3,513
Foreign currency translations	(25)	(16)		459

Change in net unrealized appreciation/depreciation	303,356	907,407		1,306,055

Net realized/unrealized gains (losses)	461,841	890,895		1,454,258

Change in net assets resulting from operations	$503,083	$918,132		$1,603,316

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective July 31, 2017, for Emerging Markets Equity Fund.
(c)	Net of India capital gains tax of approximately $(1,038,000) for Emerging Economies Fund.
(d)	Net of change in India capital gains tax of approximately $(655,000) for Emerging Economies Fund.
(e)	Net of change in India capital gains tax of approximately $4,628,000 for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Global Unconstrained Equity Fund		International Equity Fund	International Equity Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$— (a)	$— (a)
Interest income from affiliates	—	(a)	7	2
Dividend income from non-affiliates	40		102,608	7,429
Dividend income from affiliates	—	(a)	319	28
Foreign taxes withheld	(2)		(7,899)	(593)

Total investment income	38		95,035	6,866

EXPENSES:
Investment advisory fees	17		25,759	1,201
Administration fees	2		3,005	140
Distribution fees:
Class A	2		617	190
Class C	2		172	97
Class R2	—	(a)	8	2
Service fees:
Class A	2		617	190
Class C	1		57	32
Class I (formerly Select Class)	3		286	197
Class R2	—	(a)	4	1
Class R5	—	(a)	19	1
Custodian and accounting fees	45		571	77
Interest expense to affiliates	—	(a)	11	1
Professional fees	75		153	95
Trustees’ and Chief Compliance Officer’s fees	26		29	26
Printing and mailing costs	23		105	9
Registration and filing fees	76		64	124
Transfer agency fees (See Note 2.I.)	1		69	22
Sub-transfer agency fees (See Note 2.I.)	1		136	53
Other	7		81	10

Total expenses	283		31,763	2,468

Less fees waived	(22)		(2,799)	(551)
Less expense reimbursements	(246)		(11)	(6)

Net expenses	15		28,953	1,911

Net investment income (loss)	23		66,082	4,955

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	186		(9,800)	144
Foreign currency transactions	(1)		858	152
Forward foreign currency exchange contracts	—	(a)	(354)	(477)

Net realized gain (loss)	185		(9,296)	(181)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	212		803,534	24,501
Foreign currency translations	—	(a)	447	16
Forward foreign currency exchange contracts	—		—	(215)

Change in net unrealized appreciation/depreciation	212		803,981	24,302

Net realized/unrealized gains (losses)	397		794,685	24,121

Change in net assets resulting from operations	$420		$860,767	$29,076

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2017 (continued)

(Amounts in thousands)

	International Research Enhanced Equity Fund	International Unconstrained Equity Fund		International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$21	$—	(a)	$1	$4
Interest income from affiliates	8	2		4	2
Dividend income from non-affiliates	55,150	4,294		30,449	89,235
Dividend income from affiliates	545	65		74	258
Foreign taxes withheld	(3,913)	(313)		(3,151)	(6,775)

Total investment income	51,811	4,048		27,377	82,724

EXPENSES:
Investment advisory fees	3,823	1,358		5,474	17,512
Administration fees	1,559	158		746	2,384
Distribution fees:
Class A	223	78		798	478
Class C	90	52		169	15
Class R2	58	—	(a)	6	6
Service fees:
Class A	223	78		798	478
Class C	30	18		56	5
Class I (formerly Select Class)	4,496	120		361	111
Class L (formerly Institutional Class)	—	—		388	2
Class R2	29	—	(a)	3	3
Class R5	—	—	(a)	— (a)	—
Custodian and accounting fees	251	74		157	512
Interest expense to affiliates	8	—	(a)	13	16
Professional fees	154	86		175	171
Trustees’ and Chief Compliance Officer’s fees	29	26		26	30
Printing and mailing costs	115	10		282	79
Registration and filing fees	132	98		175	90
Transfer agency fees (See Note 2.I.)	90	15		47	32
Sub-transfer agency fees (See Note 2.I.)	219	10		272	19
Other	39	9		36	60

Total expenses	11,568	2,190		9,982	22,003

Less fees waived	(4,593)	(449)		(45)	(133)
Less expense reimbursements	(14)	(1)		(6)	(1)

Net expenses	6,961	1,740		9,931	21,869

Net investment income (loss)	44,850	2,308		17,446	60,855

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	30,981	1,823		72,078	158,921
Futures contracts	10,841	—		890	1,906
Foreign currency transactions	(6,521)	297		357	(703)
Forward foreign currency exchange contracts	71	(41)		(1,445)	548

Net realized gain (loss)	35,372	2,079		71,880	160,672

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	296,798	40,011		106,966	401,189
Futures contracts	7,927	—		—	540
Foreign currency translations	310	3		284	351
Forward foreign currency exchange contracts	—	—		609	—

Change in net unrealized appreciation/depreciation	305,035	40,014		107,859	402,080

Net realized/unrealized gains (losses)	340,407	42,093		179,739	562,752

Change in net assets resulting from operations	$385,257	$44,401		$197,185	$623,607

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$41,242	$24,658	$27,237	$20,045
Net realized gain (loss)	158,485	(59,529)	(16,512)	(68,841)
Change in net unrealized appreciation/depreciation	303,356	133,106	907,407	346,979

Change in net assets resulting from operations	503,083	98,235	918,132	298,183

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,900)	(378)	(1,930)	(1,590)
Class C
From net investment income	(14)	(1)	(12)	—
Class I (formerly Select Class)
From net investment income	(709)	(168)	(1,895)	(1,894)
Class L (formerly Institutional Class)
From net investment income	—	—	(3,193)	(2,796)
Class R5 (a)
From net investment income	(23)	—	— (b)	—
Class R6
From net investment income	(24,949)	(12,736)	(16,962)	(13,982)

Total distributions to shareholders	(27,595)	(13,283)	(23,992)	(20,262)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(217,505)	593,917	429,170	580,806

NET ASSETS:
Change in net assets	257,983	678,869	1,323,310	858,727
Beginning of period	1,779,712	1,100,843	3,124,578	2,265,851

End of period	$2,037,695	$1,779,712	$4,447,888	$3,124,578

Accumulated undistributed (distributions in excess of) net investment income	$34,533	$21,844	$21,775	$19,088

(a)	Commencement of offering of class of shares effective September 9, 2016, for Emerging Markets Equity Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Research Enhanced Index Fund		Global Unconstrained Equity Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017		Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$149,058	$152,165	$23		$334
Net realized gain (loss)	148,203	(222,262)	185		5,782
Change in net unrealized appreciation/depreciation	1,306,055	116,394	212		(108)

Change in net assets resulting from operations	1,603,316	46,297	420		6,008

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	— (a)	—		(443)
From net realized gains	—	—	—		(5,070)
Return of capital	—	—	—		(841)
Class C
From net investment income	— (a)	—	—		(4)
From net realized gains	—	—	—		(7)
Return of capital	—	—	—		(17)
Class I (formerly Select Class)
From net investment income	(155,975)	(138,054)	(3)		(78)
From net realized gains	—	—	—		(590)
Return of capital	—	—	—		(169)
Class R2
From net investment income	— (a)	— (a)	—		— (a)
From net realized gains	—	—	—		(1)
Return of capital	—	—	—		(1)
Class R5
From net investment income	—	—	—	(a)	— (a)
From net realized gains	—	—	—		— (a)
Return of capital	—	—	—		(1)
Class R6
From net investment income	—	—	—	(a)	— (a)
From net realized gains	—	—	—		— (a)
Return of capital	—	—	—		(1)

Total distributions to shareholders	(155,976)	(138,054)	(3)		(7,223)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	308,814	(416,215)	1,460		1,246

NET ASSETS:
Change in net assets	1,756,154	(507,972)	1,877		31
Beginning of period	6,907,306	7,415,278	1,672		1,641

End of period	$8,663,460	$6,907,306	$3,549		$1,672

Accumulated undistributed (distributions in excess of) net investment income	$120,190	$125,863	$14		$(5)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	International Equity Fund		International Equity Income Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$66,082	$64,099	$4,955	$3,443
Net realized gain (loss)	(9,296)	(22,289)	(181)	(9,171)
Change in net unrealized appreciation/depreciation	803,981	(25,645)	24,302	1,423

Change in net assets resulting from operations	860,767	16,165	29,076	(4,305)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(611)	(3,550)	(2,272)	(2,121)
From net realized gains	—	—	—	(1,055)
Class C
From net investment income	(22)	(328)	(346)	(297)
From net realized gains	—	—	—	(151)
Class I (formerly Select Class)
From net investment income	(394)	(2,129)	(2,676)	(1,237)
From net realized gains	—	—	—	(534)
Class R2
From net investment income	(2)	(21)	(11)	(4)
From net realized gains	—	—	—	(1)
Class R5
From net investment income	(165)	(1,103)	(47)	(14)
From net realized gains	—	—	—	— (a)
Class R6
From net investment income	(16,643)	(57,230)	(30)	(1)
From net realized gains	—	—	—	(1)

Total distributions to shareholders	(17,837)	(64,361)	(5,382)	(5,416)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(260,305)	550,039	42,607	33,459

NET ASSETS:
Change in net assets	582,625	501,843	66,301	23,738
Beginning of period	3,424,466	2,922,623	134,155	110,417

End of period	$4,007,091	$3,424,466	$200,456	$134,155

Accumulated undistributed (distributions in excess of) net investment income	$53,694	$4,945	$(319)	$248

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$44,850	$31,541	$2,308	$1,438
Net realized gain (loss)	35,372	(7,725)	2,079	(3,109)
Change in net unrealized appreciation/depreciation	305,035	(35,894)	40,014	2,169

Change in net assets resulting from operations	385,257	(12,078)	44,401	498

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,511)	(1,772)	(259)	(18)
From net realized gains	—	(738)	—	—
Class C
From net investment income	(227)	(316)	(67)	(3)
From net realized gains	—	(169)	—	—
Class I (formerly Select Class)
From net investment income	(32,213)	(19,237)	(257)	—
From net realized gains	—	(7,017)	—	—
Class R2
From net investment income	(254)	(80)	— (a)	—
From net realized gains	—	(35)	—	—
Class R5
From net investment income	—	—	— (a)	— (a)
Class R6
From net investment income	—	—	(1,980)	(253)

Total distributions to shareholders	(34,205)	(29,364)	(2,563)	(274)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,352,439	492,324	206,016	35,055

NET ASSETS:
Change in net assets	3,703,491	450,882	247,854	35,279
Beginning of period	1,335,211	884,329	109,775	74,496

End of period	$5,038,702	$1,335,211	$357,629	$109,775

Accumulated undistributed (distributions in excess of) net investment income	$34,860	$28,549	$2,551	$2,550

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	International Value Fund		Intrepid International Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,446	$42,906	$60,855	$63,699
Net realized gain (loss)	71,880	(34,758)	160,672	(12,289)
Change in net unrealized appreciation/depreciation	107,859	(142,738)	402,080	(67,747)

Change in net assets resulting from operations	197,185	(134,590)	623,607	(16,337)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(18,922)	(7,469)	(3,117)	(2,746)
Class C
From net investment income	(1,312)	(176)	(28)	(35)
Class I (formerly Select Class)
From net investment income	(8,933)	(2,865)	(1,014)	(365)
Class L (formerly Institutional Class)
From net investment income	(30,468)	(19,068)	—	(210)
Class R2
From net investment income	(59)	(18)	(9)	(3)
Class R5 (a)
From net investment income	(1)	—	—	—
Class R6
From net investment income	(1,834)	(61)	(66,113)	(39,523)

Total distributions to shareholders	(61,529)	(29,657)	(70,281)	(42,882)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(650,089)	(971,729)	(92,031)	671,617

NET ASSETS:
Change in net assets	(514,433)	(1,135,976)	461,295	612,398
Beginning of period	1,308,220	2,444,196	2,694,314	2,081,916

End of period	$793,787	$1,308,220	$3,155,609	$2,694,314

Accumulated undistributed (distributions in excess of) net investment income	$14,279	$57,698	$54,925	$60,413

(a)	Commencement of offering of class shares effective September 9, 2016, for International Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$52,611	$124,070	$183,624	$206,821
Distributions reinvested	1,900	378	1,872	1,541
Cost of shares redeemed	(60,941)	(24,840)	(181,184)	(105,922)

Change in net assets resulting from Class A capital transactions	$(6,430)	$99,608	$4,312	$102,440

Class C
Proceeds from shares issued	$631	$283	$17,118	$7,659
Distributions reinvested	14	1	12	—
Cost of shares redeemed	(984)	(1,482)	(17,463)	(15,484)

Change in net assets resulting from Class C capital transactions	$(339)	$(1,198)	$(333)	$(7,825)

Class I (formerly Select Class)
Proceeds from shares issued	$17,416	$21,815	$331,493	$115,950
Distributions reinvested	360	86	1,623	1,651
Cost of shares redeemed	(22,430)	(216,425)	(109,592)	(350,209)

Change in net assets resulting from Class I capital transactions	$(4,654)	$(194,524)	$223,524	$(232,608)

Class L (formerly Institutional Class)
Proceeds from shares issued	$—	$—	$402,572	$177,616
Distributions reinvested	—	—	2,482	1,936
Cost of shares redeemed	—	—	(496,701)	(138,231)

Change in net assets resulting from Class L capital transactions	$—	$—	$(91,647)	$41,321

Class R2 (a)
Proceeds from shares issued	$—	$—	$20	$—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$20	$—

Class R3 (a)
Proceeds from shares issued	$—	$—	$20	$—

Change in net assets resulting from Class R3 capital transactions	$—	$—	$20	$—

Class R4 (a)
Proceeds from shares issued	$—	$—	$20	$—

Change in net assets resulting from Class R4 capital transactions	$—	$—	$20	$—

Class R5 (b)
Proceeds from shares issued	$324	$79,836	$185	$20
Distributions reinvested	23	—	— (c)	—
Cost of shares redeemed	(1,787)	(158,991)	— (c)	—

Change in net assets resulting from Class R5 capital transactions	$(1,440)	$(79,155)	$185	$20

Class R6
Proceeds from shares issued	$124,871	$962,670	$672,770	$895,741
Distributions reinvested	24,949	12,736	16,658	13,982
Cost of shares redeemed	(354,462)	(206,220)	(396,359)	(232,265)

Change in net assets resulting from Class R6 capital transactions	$(204,642)	$769,186	$293,069	$677,458

Total change in net assets resulting from capital transactions	$(217,505)	$593,917	$429,170	$580,806

(a)	Commencement of offering of class of shares effective July 31, 2017, for Emerging Markets Equity Fund.
(b)	Commencement of offering of class of shares effective September 9, 2016, for Emerging Markets Equity Fund.
(c)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	4,043	11,197	7,615	10,198
Reinvested	173	36	93	84
Redeemed	(4,857)	(2,309)	(7,550)	(5,454)

Change in Class A Shares	(641)	8,924	158	4,828

Class C
Issued	49	28	702	402
Reinvested	1	— (a)	1	—
Redeemed	(74)	(145)	(762)	(822)

Change in Class C Shares	(24)	(117)	(59)	(420)

Class I (formerly Select Class)
Issued	1,347	2,004	13,114	5,865
Reinvested	33	8	79	88
Redeemed	(1,678)	(19,109)	(4,464)	(17,594)

Change in Class I Shares	(298)	(17,097)	8,729	(11,641)

Class L (formerly Institutional Class)
Issued	—	—	16,403	8,547
Reinvested	—	—	119	103
Redeemed	—	—	(18,771)	(6,992)

Change in Class L Shares	—	—	(2,249)	1,658

Class R2 (b)
Issued	—	—	1	—

Change in Class R2 Shares	—	—	1	—

Class R3 (b)
Issued	—	—	1	—

Change in Class R3 Shares	—	—	1	—

Class R4 (b)
Issued	—	—	1	—

Change in Class R4 Shares	—	—	1	—

Class R5 (c)
Issued	26	7,225	6	1
Reinvested	2	—	— (a)	—
Redeemed	(136)	(14,428)	— (a)	—

Change in Class R5 Shares	(108)	(7,203)	6	1

Class R6
Issued	9,667	87,032	25,331	42,972
Reinvested	2,258	1,219	804	745
Redeemed	(26,789)	(18,962)	(15,462)	(11,576)

Change in Class R6 Shares	(14,864)	69,289	10,673	32,141

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective July 31, 2017, for Emerging Markets Equity Fund.
(c)	Commencement of offering of class of shares effective September 9, 2016, for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Research Enhanced Index Fund			Global Unconstrained Equity Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2017		Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	(a)	$1,003		$121,461
Distributions reinvested	1	—	(a)	—		6,351
Cost of shares redeemed	(24)	—		(379)		(126,936)

Change in net assets resulting from Class A capital transactions	$(23)	$—	(a)	$624		$876

Class C
Proceeds from shares issued	$—	$—		$230		$50
Distributions reinvested	— (a)	—		—		26
Cost of shares redeemed	(23)	—		(101)		(146)

Change in net assets resulting from Class C capital transactions	$(23)	$—		$129		$(70)

Class I (formerly Select Class)
Proceeds from shares issued	$1,447,613	$1,314,724		$1,004		$15,051
Distributions reinvested	19,299	9,477		3		803
Cost of shares redeemed	(1,158,029)	(1,740,416)		(396)		(15,414)

Change in net assets resulting from Class I capital transactions	$308,883	$(416,215)		$611		$440

Class R2
Proceeds from shares issued	$—	$—		$—	(a)	$—	(a)
Distributions reinvested	— (a)	—	(a)	—		—
Cost of shares redeemed	(23)	—		—		—	(a)

Change in net assets resulting from Class R2 capital transactions	$(23)	$—	(a)	$—	(a)	$—	(a)

Class R5
Proceeds from shares issued	$—	$—		$—	(a)	$—	(a)
Cost of shares redeemed	—	—		—		—	(a)

Change in net assets resulting from Class R5 capital transactions	$—	$—		$—	(a)	$—	(a)

Class R6
Proceeds from shares issued	$—	$—		$96		$—
Cost of shares redeemed	—	—		—	(a)	—	(a)

Change in net assets resulting from Class R6 capital transactions	$—	$—		$96		$—	(a)

Total change in net assets resulting from capital transactions	$308,814	$(416,215)		$1,460		$1,246

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Global Research Enhanced Index Fund			Global Unconstrained Equity Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2017		Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	—	—		61		9,129
Reinvested	— (a)	—	(a)	—		478
Redeemed	(1)	—		(23)		(9,592)

Change in Class A Shares	(1)	—	(a)	38		15

Class C
Issued	—	—		15		3
Reinvested	— (a)	—		—		2
Redeemed	(1)	—		(7)		(10)

Change in Class C Shares	(1)	—		8		(5)

Class I (formerly Select Class)
Issued	71,810	74,956		59		1,096
Reinvested	1,023	538		—	(a)	60
Redeemed	(57,817)	(99,095)		(24)		(1,149)

Change in Class I Shares	15,016	(23,601)		35		7

Class R2
Issued	—	—		—	(a)	—
Reinvested	— (a)	—	(a)	—		—
Redeemed	(1)	—		—		—

Change in Class R2 Shares	(1)	—	(a)	—	(a)	—

Class R5
Issued	—	—		—	(a)	—

Change in Class R5 Shares	—	—		—	(a)	—

Class R6
Issued	—	—		6		—
Redeemed	—	—		—	(a)	—

Change in Class R6 Shares	—	—		6		—

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Fund		International Equity Income Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$115,322	$110,321	$39,144	$47,652
Distributions reinvested	605	3,515	2,269	3,171
Cost of shares redeemed	(86,838)	(113,970)	(33,881)	(45,371)

Change in net assets resulting from Class A capital transactions	$29,089	$(134)	$7,532	$5,452

Class C
Proceeds from shares issued	$6,163	$2,485	$5,012	$7,012
Distributions reinvested	19	272	343	445
Cost of shares redeemed	(9,245)	(7,667)	(5,201)	(3,519)

Change in net assets resulting from Class C capital transactions	$(3,063)	$(4,910)	$154	$3,938

Class I (formerly Select Class)
Proceeds from shares issued	$56,730	$32,905	$59,870	$54,317
Distributions reinvested	320	1,578	2,443	1,598
Cost of shares redeemed	(37,900)	(460,051)	(41,426)	(32,820)

Change in net assets resulting from Class I capital transactions	$19,150	$(425,568)	$20,887	$23,095

Class R2
Proceeds from shares issued	$672	$883	$295	$282
Distributions reinvested	1	10	11	5
Cost of shares redeemed	(396)	(596)	(356)	(12)

Change in net assets resulting from Class R2 capital transactions	$277	$297	$(50)	$275

Class R5
Proceeds from shares issued	$1,663	$6,787	$997	$696
Distributions reinvested	165	1,103	47	14
Cost of shares redeemed	(43,919)	(4,763)	(635)	(14)

Change in net assets resulting from Class R5 capital transactions	$(42,091)	$3,127	$409	$696

Class R6
Proceeds from shares issued	$393,780	$1,159,108	$14,231	$1
Distributions reinvested	16,643	57,229	30	2
Cost of shares redeemed	(674,090)	(239,110)	(586)	— (a)

Change in net assets resulting from Class R6 capital transactions	$(263,667)	$977,227	$13,675	$3

Total change in net assets resulting from capital transactions	$(260,305)	$550,039	$42,607	$33,459

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	International Equity Fund		International Equity Income Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	7,301	8,046	2,566	3,246
Reinvested	42	265	148	216
Redeemed	(5,607)	(8,294)	(2,230)	(3,069)

Change in Class A Shares	1,736	17	484	393

Class C
Issued	405	189	329	479
Reinvested	1	22	22	31
Redeemed	(610)	(584)	(338)	(243)

Change in Class C Shares	(204)	(373)	13	267

Class I (formerly Select Class)
Issued	3,517	2,347	3,939	3,700
Reinvested	22	117	158	108
Redeemed	(2,347)	(30,864)	(2,659)	(2,258)

Change in Class I Shares	1,192	(28,400)	1,438	1,550

Class R2
Issued	41	64	20	19
Reinvested	— (a)	1	1	—	(a)
Redeemed	(26)	(44)	(23)	(1)

Change in Class R2 Shares	15	21	(2)	18

Class R5
Issued	111	483	66	48
Reinvested	11	81	3	1
Redeemed	(2,981)	(338)	(40)	(1)

Change in Class R5 Shares	(2,859)	226	29	48

Class R6
Issued	25,401	82,405	882	—	(a)
Reinvested	1,123	4,227	2	—	(a)
Redeemed	(42,082)	(16,681)	(36)	—	(a)

Change in Class R6 Shares	(15,558)	69,951	848	—	(a)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$291,313	$9,158	$56,512	$11,592
Distributions reinvested	1,449	2,436	256	18
Cost of shares redeemed	(80,384)	(19,422)	(9,624)	(3,467)

Change in net assets resulting from Class A capital transactions	$212,378	$(7,828)	$47,144	$8,143

Class C
Proceeds from shares issued	$655	$998	$12,093	$2,759
Distributions reinvested	221	467	66	3
Cost of shares redeemed	(16,621)	(5,171)	(3,674)	(1,551)

Change in net assets resulting from Class C capital transactions	$(15,745)	$(3,706)	$8,485	$1,211

Class I (formerly Select Class)
Proceeds from shares issued	$3,428,331	$568,584	$133,949	$7,331
Distributions reinvested	31,067	25,196	199	—
Cost of shares redeemed	(291,221)	(96,905)	(23,313)	(57,428)

Change in net assets resulting from Class I capital transactions	$3,168,177	$496,875	$110,835	$(50,097)

Class R2
Proceeds from shares issued	$6,205	$8,693	$71	$—
Distributions reinvested	189	28	— (a)	—
Cost of shares redeemed	(18,765)	(1,738)	— (a)	—	(a)

Change in net assets resulting from Class R2 capital transactions	$(12,371)	$6,983	$71	$—	(a)

Class R5
Proceeds from shares issued	$—	$—	$69	$—
Distributions reinvested	—	—	— (a)	—	(a)
Cost of shares redeemed	—	—	(6)	—	(a)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$63	$—	(a)

Class R6
Proceeds from shares issued	$—	$—	$38,555	$75,541
Distributions reinvested	—	—	1,980	253
Cost of shares redeemed	—	—	(1,117)	4

Change in net assets resulting from Class R6 capital transactions	$—	$—	$39,418	$75,798

Total change in net assets resulting from capital transactions	$3,352,439	$492,324	$206,016	$35,055

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017		Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	15,780	600	2,894		688
Reinvested	93	157	15		1
Redeemed	(4,458)	(1,276)	(521)		(206)

Change in Class A Shares	11,415	(519)	2,388		483

Class C
Issued	40	67	610		167
Reinvested	15	32	4		— (a)
Redeemed	(963)	(353)	(191)		(92)

Change in Class C Shares	(908)	(254)	423		75

Class I (formerly Select Class)
Issued	186,476	37,181	6,707		438
Reinvested	1,983	1,614	12		—
Redeemed	(17,061)	(6,312)	(1,152)		(3,248)

Change in Class I Shares	171,398	32,483	5,567		(2,810)

Class R2
Issued	382	581	4		—
Reinvested	12	2	—	(a)	—
Redeemed	(1,067)	(115)	—	(a)	—

Change in Class R2 Shares	(673)	468	4		—

Class R5
Issued	—	—	3		—
Reinvested	—	—	—	(a)	— (a)
Redeemed	—	—	—	(a)	—

Change in Class R5 Shares	—	—	3		— (a)

Class R6
Issued	—	—	2,008		4,336
Reinvested	—	—	117		15
Redeemed	—	—	(53)		(1)

Change in Class R6 Shares	—	—	2,072		4,350

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$82,228	$205,683	$90,711	$102,499
Distributions reinvested	18,745	7,392	3,114	2,734
Cost of shares redeemed	(406,516)	(291,409)	(62,079)	(87,263)

Change in net assets resulting from Class A capital transactions	$(305,543)	$(78,334)	$31,746	$17,970

Class C
Proceeds from shares issued	$2,914	$5,220	$455	$651
Distributions reinvested	1,151	154	26	32
Cost of shares redeemed	(10,863)	(10,150)	(1,359)	(1,054)

Change in net assets resulting from Class C capital transactions	$(6,798)	$(4,776)	$(878)	$(371)

Class I (formerly Select Class)
Proceeds from shares issued	$29,799	$57,659	$39,085	$6,578
Distributions reinvested	4,900	1,701	451	221
Cost of shares redeemed	(69,741)	(119,752)	(11,981)	(8,803)

Change in net assets resulting from Class I capital transactions	$(35,042)	$(60,392)	$27,555	$(2,004)

Class L (formerly Institutional Class)
Proceeds from shares issued	$193,382	$320,955	$39	$3,104
Distributions reinvested	20,403	13,888	—	50
Cost of shares redeemed	(590,617)	(1,188,471)	(23,795)	(27,450)

Change in net assets resulting from Class L capital transactions	$(376,832)	$(853,628)	$(23,756)	$(24,296)

Class R2
Proceeds from shares issued	$368	$765	$8,299	$318
Distributions reinvested	24	8	4	3
Cost of shares redeemed	(402)	(1,410)	(321)	(41)

Change in net assets resulting from Class R2 capital transactions	$(10)	$(637)	$7,982	$280

Class R5 (a)
Proceeds from shares issued	$36	$20	$—	$—
Distributions reinvested	1	—	—	—
Cost of shares redeemed	(1)	—	—	—

Change in net assets resulting from Class R5 capital transactions	$36	$20	$—	$—

Class R6
Proceeds from shares issued	$106,682	$28,014	$257,105	$900,498
Distributions reinvested	1,834	61	66,113	39,523
Cost of shares redeemed	(34,416)	(2,057)	(457,898)	(259,983)

Change in net assets resulting from Class R6 capital transactions	$74,100	$26,018	$(134,680)	$680,038

Total change in net assets resulting from capital transactions	$(650,089)	$(971,729)	$(92,031)	$671,617

(a)	Commencement of offering of class shares effective September 9, 2016, for International Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	International Value Fund		Intrepid International Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	6,323	17,288	4,549	5,754
Reinvested	1,558	600	171	148
Redeemed	(32,574)	(24,382)	(3,165)	(4,883)

Change in Class A Shares	(24,693)	(6,494)	1,555	1,019

Class C
Issued	229	445	22	35
Reinvested	99	13	1	2
Redeemed	(863)	(874)	(67)	(57)

Change in Class C Shares	(535)	(416)	(44)	(20)

Class I (formerly Select Class)
Issued	2,244	4,708	1,985	354
Reinvested	399	135	24	12
Redeemed	(5,291)	(9,716)	(574)	(472)

Change in Class I Shares	(2,648)	(4,873)	1,435	(106)

Class L (formerly Institutional Class)
Issued	14,882	26,460	2	170
Reinvested	1,668	1,108	—	3
Redeemed	(44,537)	(97,097)	(1,238)	(1,551)

Change in Class L Shares	(27,987)	(69,529)	(1,236)	(1,378)

Class R2
Issued	30	65	386	18
Reinvested	2	1	— (a)	— (a)
Redeemed	(32)	(118)	(15)	(2)

Change in Class R2 Shares	— (a)	(52)	371	16

Class R5 (b)
Issued	2	2	—	—
Reinvested	— (a)	—	—	—
Redeemed	— (a)	—	—	—

Change in Class R5 Shares	2	2	—	—

Class R6
Issued	7,566	2,230	13,047	49,855
Reinvested	150	5	3,555	2,101
Redeemed	(2,501)	(174)	(22,597)	(13,945)

Change in Class R6 Shares	5,215	2,061	(5,995)	38,011

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class shares effective September 9, 2016, for International Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Emerging Economies Fund
Class A
Year Ended October 31, 2017	$11.55	$0.22		$3.11	$3.33	$(0.15)
Year Ended October 31, 2016	11.03	0.15		0.46	0.61	(0.09)
Year Ended October 31, 2015	13.13	0.13	(f)	(2.03)	(1.90)	(0.20)
Year Ended October 31, 2014	13.63	0.22		(0.57)	(0.35)	(0.15)
Year Ended October 31, 2013	12.88	0.19		0.67	0.86	(0.11)

Class C
Year Ended October 31, 2017	11.41	0.16		3.09	3.25	(0.06)
Year Ended October 31, 2016	10.86	0.09		0.46	0.55	— (g)
Year Ended October 31, 2015	12.92	0.10	(f)	(2.03)	(1.93)	(0.13)
Year Ended October 31, 2014	13.44	0.15		(0.57)	(0.42)	(0.10)
Year Ended October 31, 2013	12.72	0.13		0.66	0.79	(0.07)

Class I (formerly Select Class)
Year Ended October 31, 2017	11.68	0.26		3.15	3.41	(0.16)
Year Ended October 31, 2016	11.06	0.18		0.47	0.65	(0.03)
Year Ended October 31, 2015	13.17	0.18	(f)	(2.06)	(1.88)	(0.23)
Year Ended October 31, 2014	13.67	0.26		(0.58)	(0.32)	(0.18)
Year Ended October 31, 2013	12.91	0.21		0.70	0.91	(0.15)

Class R5
Year Ended October 31, 2017	11.78	0.26		3.20	3.46	(0.17)
Year Ended October 31, 2016	11.11	0.05		0.62	0.67	—
Year Ended October 31, 2015	13.22	0.20	(f)	(2.06)	(1.86)	(0.25)
Year Ended October 31, 2014	13.71	0.29		(0.58)	(0.29)	(0.20)
Year Ended October 31, 2013	12.94	0.25		0.68	0.93	(0.16)

Class R6
Year Ended October 31, 2017	11.64	0.29		3.12	3.41	(0.18)
Year Ended October 31, 2016	11.11	0.21		0.46	0.67	(0.14)
September 1, 2015 (h) through October 31, 2015	10.46	(0.02	)(f)	0.67	0.65	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$14.73	29.28%	$179,772	1.34%	1.72%		1.57%	62%
11.55	5.62	148,331	1.42	1.42		1.70	72
11.03	(14.60)	43,220	1.58	1.06	(f)	1.99	118
13.13	(2.56)	80,806	1.60	1.71		1.73	79
13.63	6.67	69,690	1.60	1.45		1.72	43

14.60	28.71	2,782	1.85	1.23		2.17	62
11.41	5.11	2,448	1.96	0.82		2.37	72
10.86	(15.02)	3,614	2.09	0.80	(f)	2.36	118
12.92	(3.12)	5,331	2.10	1.13		2.23	79
13.44	6.25	5,089	2.10	1.02		2.22	43

14.93	29.61	63,965	1.10	2.01		1.30	62
11.68	5.93	53,509	1.21	1.67		1.40	72
11.06	(14.45)	239,866	1.34	1.51	(f)	1.46	118
13.17	(2.35)	288,059	1.35	1.96		1.48	79
13.67	7.04	277,822	1.35	1.61		1.47	43

15.07	29.89	417	0.93	2.06		1.16	62
11.78	6.03	1,602	1.08	0.49		1.25	72
11.11	(14.20)	81,516	1.14	1.65	(f)	1.25	118
13.22	(2.12)	852,477	1.15	2.19		1.28	79
13.71	7.21	676,985	1.15	1.84		1.27	43

14.87	29.87	1,790,759	0.85	2.23		1.04	62
11.64	6.16	1,573,822	0.94	1.99		1.09	72
11.11	6.21	732,627	1.07	(0.92	)(f)	1.17	118

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Emerging Markets Equity Fund
Class A
Year Ended October 31, 2017	$21.79	$0.09		$5.80	$5.89	$(0.10)
Year Ended October 31, 2016	19.53	0.09		2.28	2.37	(0.11)
Year Ended October 31, 2015	23.72	0.12	(f)	(4.12)	(4.00)	(0.19)
Year Ended October 31, 2014	23.05	0.16	(f)	0.59	0.75	(0.08)
Year Ended October 31, 2013	22.01	0.10		1.02	1.12	(0.08)

Class C
Year Ended October 31, 2017	21.18	(0.04)		5.67	5.63	(0.01)
Year Ended October 31, 2016	18.96	(0.01)		2.23	2.22	—
Year Ended October 31, 2015	23.03	0.03	(f)	(4.02)	(3.99)	(0.08)
Year Ended October 31, 2014	22.41	0.05	(f)	0.57	0.62	—
Year Ended October 31, 2013	21.44	(0.01)		0.99	0.98	(0.01)

Class I (formerly Select Class)
Year Ended October 31, 2017	22.33	0.16		5.94	6.10	(0.14)
Year Ended October 31, 2016	19.98	0.13		2.35	2.48	(0.13)
Year Ended October 31, 2015	24.24	0.19	(f)	(4.21)	(4.02)	(0.24)
Year Ended October 31, 2014	23.47	0.18	(f)	0.64	0.82	(0.05)
Year Ended October 31, 2013	22.40	0.17		1.03	1.20	(0.13)

Class L (formerly Institutional Class)
Year Ended October 31, 2017	22.49	0.21		5.96	6.17	(0.17)
Year Ended October 31, 2016	20.15	0.17		2.35	2.52	(0.18)
Year Ended October 31, 2015	24.42	0.23	(f)	(4.26)	(4.03)	(0.24)
Year Ended October 31, 2014	23.73	0.17	(f)	0.70	0.87	(0.18)
Year Ended October 31, 2013	22.65	0.20		1.04	1.24	(0.16)

Class R2
July 31, 2017 (g) through October 31, 2017	26.40	(0.01)		1.18	1.17	—

Class R3
July 31, 2017 (g) through October 31, 2017	26.40	0.01		1.18	1.19	—

Class R4
July 31, 2017 (g) through October 31, 2017	27.05	0.02		1.21	1.23	—

Class R5
Year Ended October 31, 2017	22.49	0.15		6.01	6.16	(0.18)
September 9, 2016 (g) through October 31, 2016	22.40	0.01		0.08	0.09	—

Class R6
Year Ended October 31, 2017	22.46	0.21		5.98	6.19	(0.19)
Year Ended October 31, 2016	20.13	0.19		2.35	2.54	(0.21)
Year Ended October 31, 2015	24.44	0.22	(f)	(4.23)	(4.01)	(0.30)
December 23, 2013 (g) through October 31, 2014	22.47	0.38	(f)	1.59	1.97	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$27.58	27.22%	$525,451	1.35%	0.36%		1.58%	22%
21.79	12.25	411,713	1.44	0.44		1.76	23
19.53	(16.95)	274,710	1.61	0.57	(f)	1.88	35
23.72	3.26	350,555	1.70	0.72	(f)	1.81	33
23.05	5.08	327,090	1.76	0.46		1.79	34

26.80	26.58	48,497	1.85	(0.15)		2.09	22
21.18	11.71	39,568	1.95	(0.06)		2.26	23
18.96	(17.38)	43,387	2.10	0.13	(f)	2.33	35
23.03	2.77	56,732	2.20	0.22	(f)	2.31	33
22.41	4.56	56,119	2.26	(0.06)		2.29	34

28.29	27.54	629,451	1.10	0.62		1.30	22
22.33	12.51	301,959	1.20	0.66		1.43	23
19.98	(16.70)	502,729	1.35	0.88	(f)	1.48	35
24.24	3.51	583,501	1.45	0.78	(f)	1.56	33
23.47	5.34	1,900,639	1.51	0.74		1.54	34

28.49	27.72	430,860	0.95	0.84		1.14	22
22.49	12.71	390,647	1.04	0.84		1.22	23
20.15	(16.60)	316,635	1.21	1.05	(f)	1.31	35
24.42	3.72	411,449	1.30	0.72	(f)	1.40	33
23.73	5.47	1,123,600	1.36	0.88		1.39	34

27.57	4.43	21	1.60	(0.17)		1.80	22

27.59	4.51	21	1.35	0.08		1.55	22

28.28	4.55	21	1.10	0.33		1.30	22

28.47	27.72	217	0.95	0.58		3.36	22
22.49	0.40	20	0.90	0.28		1.08	23

28.46	27.87	2,813,349	0.85	0.85		1.01	22
22.46	12.83	1,980,671	0.94	0.96		1.08	23
20.13	(16.54)	1,128,390	1.10	0.99	(f)	1.16	35
24.44	8.77	1,130,050	1.20	1.85	(f)	1.33	33

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Research Enhanced Index Fund
Class I (formerly Select Class)
Year Ended October 31, 2017	$18.37	$0.39	$3.82	$4.21	$(0.42)	$—	$(0.42)
Year Ended October 31, 2016	18.56	0.39	(0.24)	0.15	(0.34)	—	(0.34)
Year Ended October 31, 2015	18.81	0.39	(0.12)	0.27	(0.27)	(0.25)	(0.52)
Year Ended October 31, 2014	17.37	0.39	1.33	1.72	(0.18)	(0.10)	(0.28)
February 28, 2013 (f) through October 31, 2013	15.00	0.19	2.18	2.37	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.
(h)	Ratios are disproportionate among classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$22.16	23.29%	$8,663,460	0.34%		1.93%		0.55%		33%
18.37	0.91	6,907,246	0.34		2.19		0.55		35
18.56	1.51	7,415,218	0.33		2.06		0.56		44
18.81	10.09	3,577,523	0.33		2.16		0.56		40
17.37	15.80	1,895,025	0.33	(g)	1.73	(g)	0.60	(g)(h)	25

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Global Unconstrained Equity Fund
Class A
Year Ended October 31, 2017	$14.12	$0.15	(c)	$2.87	$3.02	$—	$—	$—	$—
Year Ended October 31, 2016	16.12	0.27	(c)	(0.88)	(0.61)	(0.30)	(0.27)	(0.82)	(1.39)
Year Ended October 31, 2015	19.55	0.11	(c)	0.66	0.77	(0.31)	(3.89)	—	(4.20)
Year Ended October 31, 2014	20.11	0.23		1.17	1.40	(0.17)	(1.79)	—	(1.96)
Year Ended October 31, 2013	16.73	0.24		3.77	4.01	(0.22)	(0.41)	—	(0.63)

Class C
Year Ended October 31, 2017	14.02	0.07	(c)	2.84	2.91	—	—	—	—
Year Ended October 31, 2016	16.01	0.11	(c)	(0.79)	(0.68)	(0.22)	(0.27)	(0.82)	(1.31)
Year Ended October 31, 2015	19.43	0.04	(c)	0.64	0.68	(0.21)	(3.89)	—	(4.10)
Year Ended October 31, 2014	20.01	0.14		1.16	1.30	(0.09)	(1.79)	—	(1.88)
Year Ended October 31, 2013	16.65	0.16		3.76	3.92	(0.15)	(0.41)	—	(0.56)

Class I (formerly Select Class)
Year Ended October 31, 2017	14.23	0.20	(c)	2.91	3.11	(0.04)	—	—	(0.04)
Year Ended October 31, 2016	16.18	0.26	(c)	(0.83)	(0.57)	(0.29)	(0.27)	(0.82)	(1.38)
Year Ended October 31, 2015	19.60	0.19	(c)	0.64	0.83	(0.36)	(3.89)	—	(4.25)
Year Ended October 31, 2014	20.15	0.27		1.19	1.46	(0.22)	(1.79)	—	(2.01)
Year Ended October 31, 2013	16.76	0.29		3.77	4.06	(0.26)	(0.41)	—	(0.67)

Class R2
Year Ended October 31, 2017	14.24	0.11	(c)	2.89	3.00	—	—	—	—
Year Ended October 31, 2016	16.11	0.14	(c)	(0.79)	(0.65)	(0.13)	(0.27)	(0.82)	(1.22)
Year Ended October 31, 2015	19.49	0.08	(c)	0.65	0.73	(0.22)	(3.89)	—	(4.11)
Year Ended October 31, 2014	20.06	0.18		1.17	1.35	(0.13)	(1.79)	—	(1.92)
Year Ended October 31, 2013	16.69	0.20		3.77	3.97	(0.19)	(0.41)	—	(0.60)

Class R5
Year Ended October 31, 2017	14.24	0.22	(c)	2.89	3.11	(0.10)	—	—	(0.10)
Year Ended October 31, 2016	16.21	0.24	(c)	(0.80)	(0.56)	(0.32)	(0.27)	(0.82)	(1.41)
Year Ended October 31, 2015	19.65	0.21	(c)	0.64	0.85	(0.40)	(3.89)	—	(4.29)
Year Ended October 31, 2014	20.19	0.31		1.19	1.50	(0.25)	(1.79)	—	(2.04)
Year Ended October 31, 2013	16.79	0.32		3.79	4.11	(0.30)	(0.41)	—	(0.71)

Class R6
Year Ended October 31, 2017	14.23	0.23	(c)	2.88	3.11	(0.10)	—	—	(0.10)
Year Ended October 31, 2016	16.22	0.25	(c)	(0.80)	(0.55)	(0.35)	(0.27)	(0.82)	(1.44)
Year Ended October 31, 2015	19.66	0.21	(c)	0.66	0.87	(0.42)	(3.89)	—	(4.31)
Year Ended October 31, 2014	20.20	0.32		1.19	1.51	(0.26)	(1.79)	—	(2.05)
Year Ended October 31, 2013	16.80	0.33		3.78	4.11	(0.30)	(0.41)	—	(0.71)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate

$17.14	21.39%	$1,171	0.74%		0.93%		11.79%		105%
14.12	(3.53)	417	0.74		1.95		1.90		1,256
16.12	4.76	244	1.00		0.67		7.57		132
19.55	7.83	75	1.35		1.27		4.32		97
20.11	24.74	70	1.35	(d)	1.37	(d)	5.36	(d)	71

16.93	20.76	386	1.24		0.45		13.04		105
14.02	(4.02)	210	1.17		0.78		11.83		1,256
16.01	4.26	317	1.48		0.21		9.92		132
19.43	7.28	74	1.85		0.77		4.82		97
20.01	24.16	69	1.85	(d)	0.87	(d)	5.85	(d)	71

17.30	21.88	1,827	0.40		1.25		11.90		105
14.23	(3.23)	991	0.36		1.86		5.37		1,256
16.18	5.13	1,020	0.88		1.06		7.34		132
19.60	8.11	4,156	1.10		1.52		4.06		97
20.15	25.04	3,844	1.10	(d)	1.62	(d)	5.10	(d)	71

17.24	21.07	22	1.00		0.69		13.20		105
14.24	(3.79)	18	0.92		1.00		13.46		1,256
16.11	4.55	20	1.46		0.45		8.67		132
19.49	7.55	75	1.60		1.02		4.56		97
20.06	24.45	69	1.60	(d)	1.12	(d)	5.60	(d)	71

17.25	21.91	21	0.30		1.39		12.47		105
14.24	(3.12)	18	0.22		1.70		12.77		1,256
16.21	5.26	20	0.76		1.15		7.97		132
19.65	8.34	76	0.90		1.72		3.86		97
20.19	25.29	70	0.90	(d)	1.82	(d)	4.89	(d)	71

17.24	21.99	122	0.25		1.37		9.95		105
14.23	(3.10)	18	0.17		1.75		12.75		1,256
16.22	5.34	20	0.71		1.20		7.91		132
19.66	8.39	76	0.85		1.77		3.81		97
20.20	25.33	70	0.85	(d)	1.87	(d)	4.85	(d)	71

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Equity Fund
Class A
Year Ended October 31, 2017	$14.24	$0.22		$3.39	$3.61	$(0.04)
Year Ended October 31, 2016	14.75	0.22		(0.51)	(0.29)	(0.22)
Year Ended October 31, 2015	15.25	0.23		(0.50)	(0.27)	(0.23)
Year Ended October 31, 2014	15.92	0.37	(d)	(0.68)	(0.31)	(0.36)
Year Ended October 31, 2013	13.36	0.20		2.56	2.76	(0.20)

Class C
Year Ended October 31, 2017	13.50	0.12		3.22	3.34	(0.01)
Year Ended October 31, 2016	14.02	0.13		(0.47)	(0.34)	(0.18)
Year Ended October 31, 2015	14.52	0.15		(0.48)	(0.33)	(0.17)
Year Ended October 31, 2014	15.20	0.26	(d)	(0.64)	(0.38)	(0.30)
Year Ended October 31, 2013	12.78	0.12		2.45	2.57	(0.15)

Class I (formerly Select Class)
Year Ended October 31, 2017	14.45	0.26		3.44	3.70	(0.06)
Year Ended October 31, 2016	14.95	0.24		(0.48)	(0.24)	(0.26)
Year Ended October 31, 2015	15.45	0.29		(0.53)	(0.24)	(0.26)
Year Ended October 31, 2014	16.13	0.39	(d)	(0.67)	(0.28)	(0.40)
Year Ended October 31, 2013	13.52	0.23		2.61	2.84	(0.23)

Class R2
Year Ended October 31, 2017	14.17	0.17		3.38	3.55	(0.02)
Year Ended October 31, 2016	14.69	0.18		(0.50)	(0.32)	(0.20)
Year Ended October 31, 2015	15.19	0.20		(0.51)	(0.31)	(0.19)
Year Ended October 31, 2014	15.87	0.30	(d)	(0.65)	(0.35)	(0.33)
Year Ended October 31, 2013	13.31	0.11		2.61	2.72	(0.16)

Class R5
Year Ended October 31, 2017	14.47	0.21		3.52	3.73	(0.07)
Year Ended October 31, 2016	14.97	0.27		(0.49)	(0.22)	(0.28)
Year Ended October 31, 2015	15.46	0.29		(0.49)	(0.20)	(0.29)
Year Ended October 31, 2014	16.13	0.44	(d)	(0.69)	(0.25)	(0.42)
Year Ended October 31, 2013	13.52	0.27		2.60	2.87	(0.26)

Class R6
Year Ended October 31, 2017	14.46	0.29		3.46	3.75	(0.08)
Year Ended October 31, 2016	14.97	0.29		(0.51)	(0.22)	(0.29)
Year Ended October 31, 2015	15.46	0.32		(0.52)	(0.20)	(0.29)
Year Ended October 31, 2014	16.13	0.45	(d)	(0.69)	(0.24)	(0.43)
Year Ended October 31, 2013	13.52	0.28		2.59	2.87	(0.26)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.32, $0.21, $0.34, $0.25, $0.39 and $0.40 for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively, and the net investment income (loss) ratio would have been 2.01%, 1.40%, 2.08%, 1.59%, 2.40% and 2.48% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate

$17.81	25.43%	$302,130	1.23%	1.39%		1.35%	17%
14.24	(1.83)	216,932	1.31	1.62		1.49	11
14.75	(1.89)	224,370	1.31	1.50		1.59	13
15.25	(2.06)	186,242	1.31	2.34	(d)	1.45	6
15.92	20.85	188,590	1.30	1.33		1.47	8

16.83	24.79	24,281	1.74	0.83		1.88	17
13.50	(2.31)	22,235	1.81	0.97		2.06	11
14.02	(2.36)	28,313	1.81	1.02		2.05	13
14.52	(2.59)	26,299	1.81	1.73	(d)	1.95	6
15.20	20.25	23,655	1.80	0.83		1.97	8

18.09	25.69	139,715	0.99	1.59		1.10	17
14.45	(1.50)	94,362	1.06	1.69		1.24	11
14.95	(1.66)	522,402	1.06	1.84		1.19	13
15.45	(1.88)	494,344	1.06	2.41	(d)	1.20	6
16.13	21.23	434,316	1.05	1.51		1.22	8

17.70	25.12	2,096	1.49	1.07		1.71	17
14.17	(2.08)	1,461	1.56	1.28		1.95	11
14.69	(2.14)	1,203	1.56	1.28		1.92	13
15.19	(2.33)	1,405	1.56	1.92	(d)	1.70	6
15.87	20.58	1,230	1.55	0.78		1.72	8

18.13	25.88	21,891	0.84	1.36		0.93	17
14.47	(1.34)	58,836	0.86	1.93		1.02	11
14.97	(1.42)	57,500	0.86	1.88		1.06	13
15.46	(1.65)	95,749	0.86	2.73	(d)	1.00	6
16.13	21.42	106,963	0.85	1.79		1.02	8

18.13	26.04	3,516,978	0.74	1.84		0.81	17
14.46	(1.36)	3,030,640	0.81	2.05		0.91	11
14.97	(1.37)	2,088,835	0.80	2.03		0.91	13
15.46	(1.60)	1,681,788	0.81	2.81	(d)	0.95	6
16.13	21.47	1,248,489	0.80	1.85		0.97	8

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Income Fund
Class A
Year Ended October 31, 2017	$14.38	$0.42		$2.16	$2.58	$(0.46)	$—	$(0.46)
Year Ended October 31, 2016	15.66	0.45	(f)	(1.01)	(0.56)	(0.46)	(0.26)	(0.72)
Year Ended October 31, 2015	16.41	0.39	(f)	(0.33)	0.06	(0.65)	(0.16)	(0.81)
Year Ended October 31, 2014	16.67	0.91	(g)	(0.38)	0.53	(0.66)	(0.13)	(0.79)
Year Ended October 31, 2013	14.12	0.43		2.55	2.98	(0.41)	(0.02)	(0.43)

Class C
Year Ended October 31, 2017	14.30	0.34		2.15	2.49	(0.41)	—	(0.41)
Year Ended October 31, 2016	15.59	0.38	(f)	(1.01)	(0.63)	(0.40)	(0.26)	(0.66)
Year Ended October 31, 2015	16.36	0.39	(f)	(0.42)	(0.03)	(0.58)	(0.16)	(0.74)
Year Ended October 31, 2014	16.63	0.84	(g)	(0.40)	0.44	(0.58)	(0.13)	(0.71)
Year Ended October 31, 2013	14.11	0.34		2.55	2.89	(0.35)	(0.02)	(0.37)

Class I (formerly Select Class)
Year Ended October 31, 2017	14.41	0.50		2.14	2.64	(0.50)	—	(0.50)
Year Ended October 31, 2016	15.70	0.46	(f)	(0.98)	(0.52)	(0.51)	(0.26)	(0.77)
Year Ended October 31, 2015	16.45	0.49	(f)	(0.37)	0.12	(0.71)	(0.16)	(0.87)
Year Ended October 31, 2014	16.71	0.96	(g)	(0.40)	0.56	(0.69)	(0.13)	(0.82)
Year Ended October 31, 2013	14.14	0.47		2.55	3.02	(0.43)	(0.02)	(0.45)

Class R2
Year Ended October 31, 2017	14.36	0.41		2.13	2.54	(0.43)	—	(0.43)
Year Ended October 31, 2016	15.65	0.39	(f)	(0.98)	(0.59)	(0.44)	(0.26)	(0.70)
Year Ended October 31, 2015	16.41	0.61	(f)	(0.60)	0.01	(0.61)	(0.16)	(0.77)
Year Ended October 31, 2014	16.67	0.87	(g)	(0.39)	0.48	(0.61)	(0.13)	(0.74)
Year Ended October 31, 2013	14.12	0.40		2.54	2.94	(0.37)	(0.02)	(0.39)

Class R5
Year Ended October 31, 2017	14.42	0.55		2.12	2.67	(0.52)	—	(0.52)
Year Ended October 31, 2016	15.70	0.49	(f)	(0.98)	(0.49)	(0.53)	(0.26)	(0.79)
Year Ended October 31, 2015	16.46	0.76	(f)	(0.63)	0.13	(0.73)	(0.16)	(0.89)
Year Ended October 31, 2014	16.72	0.99	(g)	(0.39)	0.60	(0.73)	(0.13)	(0.86)
Year Ended October 31, 2013	14.15	0.51		2.54	3.05	(0.46)	(0.02)	(0.48)

Class R6
Year Ended October 31, 2017	14.41	0.16		2.50	2.66	(0.52)	—	(0.52)
Year Ended October 31, 2016	15.69	0.51	(f)	(0.99)	(0.48)	(0.54)	(0.26)	(0.80)
January 30, 2015(h) through October 31, 2015	15.82	0.69	(f)	(0.41)	0.28	(0.41)	—	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.66, $0.59, $0.71, $0.62 and $0.74 for Class A, Class C, Class I, Class R2 and Class R5, respectively, and the net investment income (loss) ratio would have been 3.94%, 3.53%, 4.25%, 3.74% and 4.44% for Class A, Class C, Class I, Class R2 and Class R5, respectively
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$16.50	18.24%	$84,553	1.25%	2.70%		1.52%	64%
14.38	(3.60)	66,722	1.24	3.06	(f)	1.57	162
15.66	0.29	66,499	1.25	2.42	(f)	1.67	238
16.41	3.18	74,652	1.25	5.44	(g)	1.67	138
16.67	21.40	49,118	1.24	2.77		1.82	63

16.38	17.64	13,679	1.74	2.24		2.04	64
14.30	(4.09)	11,754	1.75	2.59	(f)	2.12	162
15.59	(0.23)	8,649	1.75	2.45	(f)	2.20	238
16.36	2.67	3,530	1.75	5.03	(g)	2.17	138
16.63	20.74	1,957	1.74	2.16		2.32	63

16.55	18.65	86,550	0.90	3.21		1.27	64
14.41	(3.31)	54,642	0.89	3.13	(f)	1.31	162
15.70	0.66	35,177	0.91	3.00	(f)	1.41	238
16.45	3.39	34,719	1.00	5.75	(g)	1.42	138
16.71	21.73	55,485	0.99	3.04		1.59	63

16.47	17.99	322	1.49	2.65		1.97	64
14.36	(3.84)	316	1.49	2.66	(f)	2.39	162
15.65	(0.01)	52	1.50	3.74	(f)	1.89	238
16.41	2.90	574	1.50	5.24	(g)	1.92	138
16.67	21.12	558	1.49	2.60		2.11	63

16.57	18.81	1,297	0.80	3.52		1.11	64
14.42	(3.14)	700	0.79	3.33	(f)	1.29	162
15.70	0.71	19	0.80	4.59	(f)	1.16	238
16.46	3.60	587	0.80	5.94	(g)	1.22	138
16.72	21.94	566	0.79	3.31		1.41	63

16.55	18.81	14,055	0.74	0.99		1.22	64
14.41	(3.09)	21	0.75	3.48	(f)	3.06	162
15.69	1.66	21	0.75	5.70	(f)	1.15	238

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Research Enhanced Equity Fund
Class A
Year Ended October 31, 2017	$15.54	$0.34		$3.23	$3.57	$(0.35)	$—	$(0.35)
Year Ended October 31, 2016	16.54	0.40	(d)	(0.89)	(0.49)	(0.36)	(0.15)	(0.51)
Year Ended October 31, 2015	20.38	0.43		(0.60)	(0.17)	(0.40)	(3.27)	(3.67)
Year Ended October 31, 2014	21.20	0.47		(0.56)	(0.09)	(0.39)	(0.34)	(0.73)
Year Ended October 31, 2013	17.24	0.38		4.00	4.38	(0.42)	—	(0.42)

Class I (formerly Select Class)
Year Ended October 31, 2017	15.68	0.41		3.23	3.64	(0.40)	—	(0.40)
Year Ended October 31, 2016	16.70	0.46	(d)	(0.92)	(0.46)	(0.41)	(0.15)	(0.56)
Year Ended October 31, 2015	20.54	0.48		(0.60)	(0.12)	(0.45)	(3.27)	(3.72)
Year Ended October 31, 2014	21.36	0.52		(0.56)	(0.04)	(0.44)	(0.34)	(0.78)
Year Ended October 31, 2013	17.36	0.40		4.06	4.46	(0.46)	—	(0.46)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(e)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate

$18.76	23.41%	$298,112	0.59%	1.98%		0.90%	33%
15.54	(2.94)	69,626	0.60	2.60	(d)	1.02	24
16.54	(0.29)	82,667	0.60	2.51		0.99	39
20.38	(0.40)	96,325	0.59	2.23		1.10	63
21.20	25.84	108,193	0.75	2.04		1.35	51

18.92	23.71	4,740,590	0.34	2.37		0.58	33
15.68	(2.72)	1,241,856	0.34	2.98	(d)	0.59	24
16.70	0.00 (e)	779,908	0.35	2.79		0.60	39
20.54	(0.16)	562,180	0.34	2.45		0.84	63
21.36	26.18	464,273	0.53	2.10		1.09	51

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Unconstrained Equity Fund
Class A
Year Ended October 31, 2017	$17.24	0.16	(c)	$4.09	$4.25	$(0.35)	$—	$(0.35)
Year Ended October 31, 2016	17.61	0.22	(c)(d)	(0.55)	(0.33)	(0.04)	—	(0.04)
Year Ended October 31, 2015	18.59	0.09	(c)(d)	0.39	0.48	(0.17)	(1.29)	(1.46)
Year Ended October 31, 2014	20.59	0.13	(e)	(0.65)	(0.52)	(0.17)	(1.31)	(1.48)
Year Ended October 31, 2013	17.28	0.15		3.62	3.77	(0.11)	(0.35)	(0.46)

Class C
Year Ended October 31, 2017	17.04	0.05	(c)	4.06	4.11	(0.25)	—	(0.25)
Year Ended October 31, 2016	17.45	0.13	(c)(d)	(0.53)	(0.40)	(0.01)	—	(0.01)
Year Ended October 31, 2015	18.44	(0.02	)(c)(d)	0.39	0.37	(0.07)	(1.29)	(1.36)
Year Ended October 31, 2014	20.47	0.09	(e)	(0.69)	(0.60)	(0.12)	(1.31)	(1.43)
Year Ended October 31, 2013	17.20	0.07		3.59	3.66	(0.04)	(0.35)	(0.39)

Class I (formerly Select Class)
Year Ended October 31, 2017	17.45	0.23	(c)	4.13	4.36	(0.40)	—	(0.40)
Year Ended October 31, 2016	17.71	0.24	(c)(d)	(0.50)	(0.26)	—	—	—
Year Ended October 31, 2015	18.67	0.15	(c)(d)	0.38	0.53	(0.20)	(1.29)	(1.49)
Year Ended October 31, 2014	20.64	0.21	(e)	(0.67)	(0.46)	(0.20)	(1.31)	(1.51)
Year Ended October 31, 2013	17.32	0.21		3.60	3.81	(0.14)	(0.35)	(0.49)

Class R2
Year Ended October 31, 2017	17.21	0.06	(c)	4.14	4.20	(0.30)	—	(0.30)
Year Ended October 31, 2016	17.57	0.15	(c)(d)	(0.51)	(0.36)	—	—	—
Year Ended October 31, 2015	18.55	0.03	(c)(d)	0.39	0.42	(0.11)	(1.29)	(1.40)
Year Ended October 31, 2014	20.53	0.12	(e)	(0.68)	(0.56)	(0.11)	(1.31)	(1.42)
Year Ended October 31, 2013	17.24	0.12		3.59	3.71	(0.07)	(0.35)	(0.42)

Class R5
Year Ended October 31, 2017	17.44	0.20	(c)	4.17	4.37	(0.42)	—	(0.42)
Year Ended October 31, 2016	17.75	0.27	(c)(d)	(0.52)	(0.25)	(0.06)	—	(0.06)
Year Ended October 31, 2015	18.72	0.16	(c)(d)	0.39	0.55	(0.23)	(1.29)	(1.52)
Year Ended October 31, 2014	20.69	0.24	(e)	(0.67)	(0.43)	(0.23)	(1.31)	(1.54)
Year Ended October 31, 2013	17.35	0.25		3.61	3.86	(0.17)	(0.35)	(0.52)

Class R6
Year Ended October 31, 2017	17.45	0.26	(c)	4.12	4.38	(0.43)	—	(0.43)
Year Ended October 31, 2016	17.76	0.29	(c)(d)	(0.52)	(0.23)	(0.08)	—	(0.08)
Year Ended October 31, 2015	18.73	(0.01	)(c)(d)	0.57	0.56	(0.24)	(1.29)	(1.53)
Year Ended October 31, 2014	20.70	0.25	(e)	(0.67)	(0.42)	(0.24)	(1.31)	(1.55)
Year Ended October 31, 2013	17.36	0.26		3.61	3.87	(0.18)	(0.35)	(0.53)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(e)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.10, $0.06, $0.17, $0.08, $0.20 and $0.22 for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively and the net investment income (loss) ratio would have been 0.80%, 0.37%, 0.99%, 0.48%, 1.18% and 1.23% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate

$21.14	25.16%	$67,684	1.24%		0.83%		1.46%		38%
17.24	(1.86)	14,034	1.24		1.28	(d)	1.61		51
17.61	3.04	5,824	1.24		0.49	(d)	2.31		42
18.59	(2.47)	351	1.32		0.98	(e)	5.09		63
20.59	22.23	83	1.32	(f)	0.89	(f)	7.99	(f)	65

20.90	24.51	14,534	1.74		0.27		2.00		38
17.04	(2.28)	4,626	1.74		0.75	(d)	2.14		51
17.45	2.39	3,439	1.74		(0.12	)(d)	2.79		42
18.44	(2.91)	137	1.82		0.55	(e)	6.19		63
20.47	21.61	76	1.82	(f)	0.40	(f)	8.35	(f)	65

21.41	25.60	131,356	0.89		1.14		1.19		38
17.45	(1.47)	9,929	0.89		1.41	(d)	1.35		51
17.71	3.29	59,858	0.89		0.83	(d)	1.84		42
18.67	(2.18)	3,868	1.07		1.17	(e)	5.55		63
20.64	22.49	3,925	1.07	(f)	1.17	(f)	7.52	(f)	65

21.11	24.85	97	1.49		0.31		2.79		38
17.21	(2.05)	20	1.49		0.87	(d)	4.37		51
17.57	2.67	20	1.51		0.19	(d)	5.11		42
18.55	(2.68)	68	1.57		0.66	(e)	6.05		63
20.53	21.92	70	1.57	(f)	0.67	(f)	8.01	(f)	65

21.39	25.67	90	0.79		1.01		2.44		38
17.44	(1.38)	20	0.80		1.57	(d)	3.59		51
17.75	3.43	20	0.81		0.89	(d)	4.43		42
18.72	(1.99)	70	0.87		1.36	(e)	5.34		63
20.69	22.76	71	0.87	(f)	1.37	(f)	7.31	(f)	65

21.40	25.72	143,868	0.74		1.37		0.95		38
17.45	(1.29)	81,146	0.74		1.70	(d)	1.02		51
17.76	3.48	5,335	0.74		(0.05	)(d)	2.87		42
18.73	(1.95)	70	0.82		1.41	(e)	5.29		63
20.70	22.80	71	0.82	(f)	1.42	(f)	7.26	(f)	65

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Value Fund
Class A
Year Ended October 31, 2017	$12.23	$0.22		$2.50	$2.72	$(0.69)
Year Ended October 31, 2016	13.02	0.23		(0.88)	(0.65)	(0.14)
Year Ended October 31, 2015	14.14	0.18	(f)	(0.83)	(0.65)	(0.47)
Year Ended October 31, 2014	15.02	0.47	(f)(g)	(1.07)	(0.60)	(0.28)
Year Ended October 31, 2013	12.18	0.22		2.91	3.13	(0.29)

Class C
Year Ended October 31, 2017	11.88	0.15		2.42	2.57	(0.67)
Year Ended October 31, 2016	12.65	0.17		(0.87)	(0.70)	(0.07)
Year Ended October 31, 2015	13.72	0.10	(f)	(0.78)	(0.68)	(0.39)
Year Ended October 31, 2014	14.61	0.38	(f)(g)	(1.05)	(0.67)	(0.22)
Year Ended October 31, 2013	11.84	0.16		2.83	2.99	(0.22)

Class I (formerly Select Class)
Year Ended October 31, 2017	12.57	0.28		2.55	2.83	(0.78)
Year Ended October 31, 2016	13.37	0.28		(0.91)	(0.63)	(0.17)
Year Ended October 31, 2015	14.48	0.23	(f)	(0.84)	(0.61)	(0.50)
Year Ended October 31, 2014	15.19	0.45	(f)(g)	(1.04)	(0.59)	(0.12)
Year Ended October 31, 2013	12.31	0.27		2.93	3.20	(0.32)

Class L (formerly Institutional Class)
Year Ended October 31, 2017	12.50	0.27		2.57	2.84	(0.79)
Year Ended October 31, 2016	13.29	0.31		(0.93)	(0.62)	(0.17)
Year Ended October 31, 2015	14.41	0.23	(f)	(0.83)	(0.60)	(0.52)
Year Ended October 31, 2014	15.29	0.53	(f)(g)	(1.09)	(0.56)	(0.32)
Year Ended October 31, 2013	12.38	0.29		2.95	3.24	(0.33)

Class R2
Year Ended October 31, 2017	12.04	0.19		2.46	2.65	(0.68)
Year Ended October 31, 2016	12.83	0.19		(0.87)	(0.68)	(0.11)
Year Ended October 31, 2015	13.93	0.14	(f)	(0.81)	(0.67)	(0.43)
Year Ended October 31, 2014	14.78	0.42	(f)(g)	(1.05)	(0.63)	(0.22)
Year Ended October 31, 2013	11.99	0.18		2.88	3.06	(0.27)

Class R5
Year Ended October 31, 2017	12.51	0.23		2.59	2.82	(0.82)
September 9, 2016 (h) through October 31, 2016	12.55	0.03		(0.07)	(0.04)	—

Class R6
Year Ended October 31, 2017	12.51	0.31		2.53	2.84	(0.82)
Year Ended October 31, 2016	13.31	0.37		(0.96)	(0.59)	(0.21)
Year Ended October 31, 2015	14.42	0.18	(f)	(0.76)	(0.58)	(0.53)
Year Ended October 31, 2014	15.29	0.54	(f)(g)	(1.09)	(0.55)	(0.32)
Year Ended October 31, 2013	12.38	0.30		2.96	3.26	(0.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.39, $0.30, $0.37, $0.45, $0.34 and $0.46 for Class A, Class C, Class I, Class L, Class R2 and Class R6, respectively and the net investment income (loss) ratio would have been 2.67%, 2.13%, 2.44%, 2.99%, 2.39% and 3.06% for Class A, Class C, Class I, Class L, Class R2 and Class R6, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$14.26	23.30%	$316,510	1.35%	1.71%		1.35%	31%
12.23	(5.01)	573,449	1.35	1.91		1.43	61
13.02	(4.63)	695,251	1.35	1.31	(f)	1.45	74
14.14	(4.09)	491,010	1.33	3.19	(f)(g)	1.36	59
15.02	26.13	221,077	1.33	1.66		1.35	66

13.78	22.67	20,997	1.85	1.21		1.87	31
11.88	(5.54)	24,453	1.85	1.43		1.91	61
12.65	(5.01)	31,296	1.85	0.79	(f)	1.90	74
13.72	(4.64)	31,176	1.83	2.65	(f)(g)	1.86	59
14.61	25.58	22,682	1.83	1.19		1.85	66

14.62	23.66	144,875	1.04	2.07		1.04	31
12.57	(4.74)	157,867	1.01	2.28		1.02	61
13.37	(4.28)	233,045	1.03	1.62	(f)	1.03	74
14.48	(3.90)	300,712	1.08	2.96	(f)(g)	1.10	59
15.19	26.46	1,634,392	1.09	1.99		1.10	66

14.55	23.88	201,672	0.87	2.03		0.88	31
12.50	(4.63)	523,251	0.90	2.53		0.91	61
13.29	(4.23)	1,480,321	0.95	1.63	(f)	0.99	74
14.41	(3.75)	2,932,420	0.93	3.51	(f)(g)	0.96	59
15.29	26.72	1,087,334	0.94	2.08		0.95	66

14.01	23.02	1,369	1.58	1.52		1.73	31
12.04	(5.28)	1,182	1.59	1.65		1.91	61
12.83	(4.84)	1,929	1.60	1.01	(f)	2.01	74
13.93	(4.33)	1,768	1.58	2.91	(f)(g)	1.61	59
14.78	25.91	1,249	1.59	1.39		1.60	66

14.51	23.81	62	0.93	1.69		4.00	31
12.51	(0.32)	20	0.79	1.52		0.79	61

14.53	23.99	108,302	0.80	2.28		0.82	31
12.51	(4.45)	27,998	0.72	3.00		0.73	61
13.31	(4.04)	2,354	0.73	1.32	(f)	0.73	74
14.42	(3.64)	30,992	0.83	3.58	(f)(g)	0.84	59
15.29	26.84	107,313	0.84	2.12		0.85	66

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid International Fund
Class A
Year Ended October 31, 2017	$18.44	$0.33		$3.83	$4.16	$(0.38)
Year Ended October 31, 2016	19.36	0.40	(f)	(0.99)	(0.59)	(0.33)
Year Ended October 31, 2015	19.49	0.34	(f)	(0.26)	0.08	(0.21)
Year Ended October 31, 2014	19.79	0.39	(f)	(0.45)	(0.06)	(0.24)
Year Ended October 31, 2013	15.90	0.25		3.88	4.13	(0.24)

Class C
Year Ended October 31, 2017	18.57	0.22		3.87	4.09	(0.26)
Year Ended October 31, 2016	19.52	0.28	(f)	(0.97)	(0.69)	(0.26)
Year Ended October 31, 2015	19.63	0.23	(f)	(0.24)	(0.01)	(0.10)
Year Ended October 31, 2014	19.92	0.36	(f)	(0.52)	(0.16)	(0.13)
Year Ended October 31, 2013	16.00	0.17		3.90	4.07	(0.15)

Class I (formerly Select Class)
Year Ended October 31, 2017	19.20	0.42		3.97	4.39	(0.47)
Year Ended October 31, 2016	20.13	0.46	(f)	(1.01)	(0.55)	(0.38)
Year Ended October 31, 2015	20.22	0.42	(f)	(0.26)	0.16	(0.25)
Year Ended October 31, 2014	20.51	0.51	(f)	(0.53)	(0.02)	(0.27)
Year Ended October 31, 2013	16.46	0.31		4.01	4.32	(0.27)

Class R2
Year Ended October 31, 2017	18.29	0.01		4.07	4.08	(0.36)
Year Ended October 31, 2016	19.21	0.36	(f)	(1.01)	(0.65)	(0.27)
Year Ended October 31, 2015	19.31	0.38	(f)	(0.34)	0.04	(0.14)
Year Ended October 31, 2014	19.61	0.40	(f)	(0.53)	(0.13)	(0.17)
Year Ended October 31, 2013	15.74	0.20		3.86	4.06	(0.19)

Class R6
Year Ended October 31, 2017	18.91	0.43		3.92	4.35	(0.48)
Year Ended October 31, 2016	19.84	0.49	(f)	(1.01)	(0.52)	(0.41)
May 29, 2015(g) through October 31, 2015	21.08	0.12	(f)	(1.36)	(1.24)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$22.22	22.98%	$232,530	1.21%	1.66%		1.22%	82%
18.44	(3.07)	164,327	1.25	2.21	(f)	1.29	38
19.36	0.45	152,834	1.29	1.75	(f)	1.49	33
19.49	(0.33)	101,114	1.39	1.96	(f)	1.46	48
19.79	26.25	60,135	1.47	1.42		1.54	49

22.40	22.30	1,773	1.75	1.07		1.81	82
18.57	(3.56)	2,287	1.75	1.52	(f)	1.87	38
19.52	(0.05)	2,789	1.78	1.17	(f)	1.91	33
19.63	(0.84)	1,318	1.89	1.79	(f)	1.96	48
19.92	25.60	1,131	1.98	0.94		2.04	49

23.12	23.39	52,871	0.90	1.99		0.99	82
19.20	(2.73)	16,363	0.90	2.44	(f)	1.08	38
20.13	0.80	19,292	0.97	2.04	(f)	1.12	33
20.22	(0.13)	15,963	1.14	2.47	(f)	1.21	48
20.51	26.56	13,916	1.23	1.68		1.29	49

22.01	22.70	8,790	1.49	0.07		1.54	82
18.29	(3.36)	503	1.50	2.02	(f)	1.75	38
19.21	0.24	227	1.52	1.91	(f)	1.69	33
19.31	(0.66)	98	1.64	2.03	(f)	1.71	48
19.61	26.02	98	1.72	1.16		1.79	49

22.78	23.59	2,859,645	0.71	2.12		0.71	82
18.91	(2.59)	2,487,086	0.71	2.65	(f)	0.72	38
19.84	(5.88)	1,854,941	0.73	1.47	(f)	0.74	33

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 10 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Economies Fund	Class A, Class C, Class I*, Class R5 and Class R6	JPM I	Diversified
Emerging Markets Equity Fund	Class A, Class C, Class I*, Class L**, Class R2***, Class R3***, Class R4***, Class R5 and Class R6	JPM I	Diversified
Global Research Enhanced Index Fund	Class A****, Class C****, Class I* and Class R2****	JPM I	Diversified
Global Unconstrained Equity Fund	Class A, Class C, Class I*, Class R2, Class R5 and Class R6	JPM I	Diversified
International Equity Fund	Class A, Class C, Class I*, Class R2, Class R5 and Class R6	JPM I	Diversified
International Equity Income Fund	Class A, Class C, Class I*, Class R2, Class R5 and Class R6	JPM I	Diversified
International Research Enhanced Equity Fund	Class A, Class C***** and Class I* and Class R2*****	JPM II	Diversified
International Unconstrained Equity Fund	Class A, Class C, Class I*, Class R2, Class R5 and Class R6	JPM I	Diversified
International Value Fund	Class A, Class C, Class I*, Class L**, Class R2, Class R5 and Class R6	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class I*, Class L******, Class R2 and Class R6	JPM I	Diversified

*	Effective April 3, 2017, Select Class was renamed Class I.
**	Effective December 1, 2016, Institutional Class was renamed Class L and is publicly offered on a limited basis.
***	Class R2, Class R3 and Class R4 commenced operations on July 31, 2017.
****	Effective August 11, 2017, Class A, Class C and Class R2 liquidated.
*****	Effective October 9, 2017, Class C and Class R2 liquidated.
******	Effective December 1, 2016, Institutional Class was renamed Class L and subsequently liquidated on December 8, 2016.

As of October 9, 2017, Class A shares of the International Research Enhanced Equity Fund were publicly offered on a limited basis.

As of October 31, 2017, Class R2 shares of the Global Unconstrained Equity Fund were not publicly offered for investment.

The investment objective of Emerging Economies Fund is to seek long-term capital growth.

The investment objective of Emerging Markets Equity Fund is to seek to provide high total return from a portfolio of equity securities from emerging markets issuers.

The investment objective of Global Research Enhanced Index Fund, Global Unconstrained Equity Fund, International Research Enhanced Equity Fund and International Unconstrained Equity Fund is to seek to provide long-term capital appreciation.

The investment objective of International Equity Fund is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of International Equity Income Fund is to seek to provide both current income and long-term capital appreciation.

The investment objective of International Value Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Intrepid International Fund is to seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017 sub-transfer agency and shareholder servicing fees were consolidated into a single service fee.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

(“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$13,796	$—		$—	$13,796
Brazil	180,892	—		—	180,892
China	90,737	373,712		—	464,449
Hong Kong	—	67,091		—	67,091
Hungary	—	30,590		—	30,590
India	—	51,783		—	51,783
Indonesia	—	24,992		—	24,992
Luxembourg	6,606	—		—	6,606
Malaysia	—	52,946		—	52,946
Mexico	6,302	—		—	6,302
Panama	25,459	—		—	25,459
Poland	3,926	37,703		—	41,629
Qatar	—	6,782		—	6,782
Russia	70,765	81,395		—	152,160
Singapore	—	11,895		—	11,895
South Africa	—	30,285		—	30,285
South Korea	24,343	329,871		—	354,214
Taiwan	22,801	211,008		—	233,809
Thailand	81,138	—		—	81,138
Turkey	—	97,803		—	97,803
United States	10,353	—		—	10,353
Vietnam	7,456	—		—	7,456

Total Common Stocks	544,574	1,407,856		—	1,952,430

Rights
Taiwan	—	—	(a)	—	—	(a)
Short-Term Investment
Investment Company	84,272	—		—	84,272

Total Investments in Securities	$628,846	$1,407,856		$—	$2,036,702

Appreciation in Other Financial Instruments
Futures Contracts	$564	$—		$—	$564

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$62,699	$—	$—	$62,699
Australia	—	23,282	—	23,282
Brazil	464,826	—	—	464,826
China	458,068	701,928	—	1,159,996
Egypt	29,860	—	—	29,860
Hong Kong	—	280,702	—	280,702
India	124,396	603,651	—	728,047
Indonesia	—	123,894	—	123,894
Mexico	98,749	—	—	98,749
Panama	49,888	—	—	49,888
Peru	64,888	—	—	64,888
Russia	—	184,138	—	184,138
South Africa	119,868	156,314	—	276,182
South Korea	28,202	211,229	—	239,431
Spain	—	25,917	—	25,917
Taiwan	188,279	151,840	—	340,119
Thailand	—	33,988	—	33,988
Turkey	—	14,648	—	14,648
United States	106,061	—	—	106,061

Total Common Stocks	1,795,784	2,511,531	—	4,307,315

Warrants
United States	—	24,582	—	24,582
Short-Term Investment
Investment Company	128,728	—	—	128,728

Total Investments in Securities	$1,924,512	$2,536,113	$—	$4,460,625

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

Global Research Enhanced Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$217,724	$—	$217,724
Austria	—	11,660	—	11,660
Belgium	—	42,825	—	42,825
Bermuda	6,740	—	—	6,740
Canada	285,263	—	—	285,263
China	—	5,150	—	5,150
Denmark	—	54,407	—	54,407
Finland	—	21,095	—	21,095
France	12,738	358,389	—	371,127
Germany	6,877	292,961	—	299,838
Hong Kong	679	100,691	—	101,370
Ireland	12,814	11,880	—	24,694
Israel	2,136	—	—	2,136
Italy	—	65,743	—	65,743
Japan	12,960	745,772	—	758,732
Jersey	—	4,812	—	4,812
Luxembourg	—	10,523	—	10,523
Macau	—	812	—	812
Netherlands	16,820	179,814	—	196,634
New Zealand	827	5,409	—	6,236
Norway	—	7,286	—	7,286
Singapore	—	36,141	—	36,141
Spain	—	121,985	—	121,985
Sweden	—	52,665	—	52,665
Switzerland	—	245,828	—	245,828
United Kingdom	2,667	492,381	—	495,048
United States	5,068,634	16,261	—	5,084,895

Total Common Stocks	5,429,155	3,102,214	—	8,531,369

Short-Term Investment
Investment Company	105,120	—	—	105,120

Total Investments in Securities	$5,534,275	$3,102,214	$—	$8,636,489

Appreciation in Other Financial Instruments
Futures Contracts	$—	$3,513	$—	$3,513

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

Global Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Austria	$—	$63	$—	$63
Canada	39	—	—	39
China	149	135	—	284
France	—	211	—	211
Germany	79	—	—	79
Hong Kong	—	80	—	80
India	74	—	—	74
Italy	—	35	—	35
Japan	—	283	—	283
Luxembourg	—	39	—	39
Netherlands	—	70	—	70
Singapore	—	72	—	72
South Africa	—	81	—	81
Switzerland	—	163	—	163
United Kingdom	—	251	—	251
United States	1,668	—	—	1,668

Total Investments in Securities	$2,009	$1,483	$—	$3,492

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$46,328	$—	$46,328
Belgium	—	49,104	—	49,104
China	35,976	105,515	—	141,491
Denmark	—	46,008	—	46,008
France	—	533,195	—	533,195
Germany	57,453	340,438	—	397,891
Hong Kong	—	180,431	—	180,431
India	45,171	—	—	45,171
Indonesia	—	24,080	—	24,080
Japan	—	804,353	—	804,353
Macau	—	25,697	—	25,697
Netherlands	—	252,917	—	252,917
Singapore	—	48,778	—	48,778
South Africa	—	37,840	—	37,840
South Korea	22,511	85,791	—	108,302
Spain	—	59,570	—	59,570
Sweden	—	59,141	—	59,141
Switzerland	—	421,731	—	421,731
Taiwan	43,194	—	—	43,194
United Kingdom	49,550	577,620	—	627,170
United States	—	29,568	—	29,568

Total Common Stocks	253,855	3,728,105	—	3,981,960

Short-Term Investment
Investment Company	24,698	—	—	24,698

Total Investments in Securities	$278,553	$3,728,105	$—	$4,006,658

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

International Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$1,862	$—	$1,862
Austria	1,518	—	—	1,518
Belgium	—	1,758	—	1,758
Canada	2,020	—	—	2,020
China	—	3,199	—	3,199
Czech Republic	1,294	—	—	1,294
Denmark	—	3,627	—	3,627
Finland	—	6,260	—	6,260
France	—	19,481	—	19,481
Germany	—	20,261	—	20,261
Hong Kong	—	1,917	—	1,917
Ireland	1,863	—	—	1,863
Italy	—	5,271	—	5,271
Japan	4,214	16,852	—	21,066
Netherlands	3,652	11,750	—	15,402
New Zealand	—	2,216	—	2,216
Norway	—	5,519	—	5,519
Russia	—	6,319	—	6,319
Singapore	—	2,016	—	2,016
South Korea	—	4,316	—	4,316
Spain	—	4,110	—	4,110
Switzerland	—	17,767	—	17,767
Taiwan	2,673	—	—	2,673
United Kingdom	10,306	33,726	—	44,032
United States	—	2,034	—	2,034

Total Common Stocks	27,540	170,261	—	197,801

Short-Term Investment
Investment Company	2,218	—	—	2,218

Total Investments in Securities	$29,758	$170,261	$—	$200,019

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$26	$—	$26

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(354)	$—	$(354)

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

International Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$230,742	$—	(b)	$230,742
Austria	—	31,790	—		31,790
Belgium	—	57,688	—		57,688
Denmark	—	62,799	—		62,799
Finland	24,092	65,250	—		89,342
France	39,134	511,696	—		550,830
Germany	23,374	481,097	—		504,471
Hong Kong	—	107,810	—		107,810
Ireland	25,131	—	—		25,131
Israel	11,340	—	—		11,340
Italy	—	140,295	—		140,295
Japan	—	1,058,646	—		1,058,646
Luxembourg	—	29,394	—		29,394
Netherlands	—	257,583	—		257,583
Norway	—	18,955	—		18,955
Singapore	—	44,055	—		44,055
Spain	—	118,733	—		118,733
Sweden	—	35,064	—		35,064
Switzerland	—	457,529	—		457,529
United Kingdom	—	775,244	—		775,244
United States	—	41,536	—		41,536

Total Common Stocks	123,071	4,525,906	—	(b)	4,648,977

Debt Securities
Corporate Bonds
Brazil	—	—	—	(b)	—	(b)
Short-Term Investment
Investment Company	242,928	—	—		242,928

Total Investments in Securities	$365,999	$4,525,906	$—	(b)	$4,891,905

Appreciation in Other Financial Instruments
Futures Contracts	$—	$9,050	$—		$9,050

Depreciation in Other Financial Instruments
Futures Contracts	$—	$(425)	$—		$(425)

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

International Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Canada	$10,128	$—	$—	$10,128
China	10,081	26,947	—	37,028
Denmark	—	4,964	—	4,964
Finland	5,902	—	—	5,902
France	—	7,239	—	7,239
Germany	14,457	23,859	—	38,316
Hong Kong	—	23,946	—	23,946
India	9,400	—	—	9,400
Indonesia	—	7,138	—	7,138
Italy	—	6,710	—	6,710
Japan	—	41,989	—	41,989
Netherlands	—	31,410	—	31,410
South Africa	—	7,058	—	7,058
South Korea	—	17,276	—	17,276
Spain	—	7,830	—	7,830
Switzerland	—	28,722	—	28,722
United Kingdom	—	55,869	—	55,869

Total Common Stocks	49,968	290,957	—	340,925

Short-Term Investment
Investment Company	14,714	—	—	14,714

Total Investments in Securities	$64,682	$290,957	$—	$355,639

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$26,428	$—	$26,428
Austria	—	10,196	—	10,196
Belgium	—	18,309	—	18,309
Canada	11,081	—	—	11,081
China	—	7,059	—	7,059
Finland	—	9,957	—	9,957
France	11,170	114,057	—	125,227
Germany	—	60,639	—	60,639
Ireland	7,036	—	—	7,036
Israel	5,631	—	—	5,631
Italy	—	28,227	—	28,227
Japan	—	177,783	—	177,783
Luxembourg	—	11,191	—	11,191
Netherlands	—	59,586	—	59,586
Norway	—	7,744	—	7,744
Singapore	—	11,051	—	11,051
South Korea	—	7,703	—	7,703
Spain	—	23,537	—	23,537
Sweden	—	7,436	—	7,436
Switzerland	—	66,211	—	66,211
United Kingdom	—	88,068	—	88,068
United States	—	11,188	—	11,188

Total Common Stocks	34,918	746,370	—	781,288

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

International Value Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investment
Investment Company	$8,228	$—	$—	$8,228

Total Investments in Securities	$43,146	$746,370	$—	$789,516

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$3,704	$—	$3,704

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(3,534)	$—	$(3,534)

Intrepid International Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$203,818	$—	$203,818
Austria	—	36,667	—	36,667
Belgium	—	43,403	—	43,403
China	—	27,352	—	27,352
Denmark	5,747	119,943	—	125,690
Finland	—	12,636	—	12,636
France	6,340	312,056	—	318,396
Germany	—	210,207	—	210,207
Hong Kong	9,549	34,851	—	44,400
Israel	23,399	—	—	23,399
Italy	—	33,785	—	33,785
Japan	—	728,147	—	728,147
Luxembourg	—	27,489	—	27,489
Netherlands	—	165,027	—	165,027
Norway	11,895	14,016	—	25,911
Singapore	—	67,405	—	67,405
South Africa	—	21,508	—	21,508
Spain	—	62,543	—	62,543
Sweden	—	109,300	—	109,300
Switzerland	—	331,338	—	331,338
United Kingdom	73,819	369,121	—	442,940
United States	—	24,545	—	24,545

Total Common Stocks	130,749	2,955,157	—	3,085,906

Short-Term Investment
Investment Company	53,390	—	—	53,390

Total Investments in Securities	$184,139	$2,955,157	$—	$3,139,296

Appreciation in Other Financial Instruments
Futures Contracts	$—	$588	$—	$588

Depreciation in Other Financial Instruments
Futures Contracts	$—	$(48)	$—	$(48)

(a)	Value is zero.
(b)	Amount rounds to less than 500.

For the Emerging Economies Fund, transfers from level 1 to level 2 in the amount of approximately $14,600,000 and from level 2 to level 1 in the amount of approximately $18,262,000 are due to the application and non-application of the fair value factors to certain securities during the year ended October 31, 2017.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

For the Emerging Markets Equity Fund, transfers from level 1 to level 2 in the amount of approximately $31,497,000 and from level 2 to level 1 in the amount of approximately $93,359,000 are due to the application and non-application of the fair value factors to certain securities during the year ended October 31, 2017.

For the International Equity Fund, transfers from level 1 to level 2 in the amount of approximately $60,798,000 and from level 2 to level 1 in the amount of approximately $55,082,000 are due to the application and non-application of the fair value factors to certain securities during the year ended October 31, 2017.

For the International Equity Income Fund, transfers from level 1 to level 2 in the amount of approximately $4,725,000 and from level 2 to level 1 in the amount of approximately $6,401,000 are due to the application and non-application of the fair value factors to certain securities during the year ended October 31, 2017.

For the International Value Fund, transfers from level 1 to level 2 in the amount of approximately $13,046,000 and from level 2 to level 1 in the amount of approximately $19,348,000 are due to the application and non-application of the fair value factors to certain securities during the year ended October 31, 2017.

For the Global Research Enhanced Index Fund, International Research Enhanced Equity Fund, International Unconstrained Equity Fund and Intrepid International Fund, there were no significant transfers among any levels during the year ended October 31, 2017.

For the Global Unconstrained Equity Fund there were no transfers among any levels during the year ended October 31, 2017.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of October 31, 2017, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A or Regulation S under the Securities Act.

C. Futures Contracts — Emerging Economies Fund, Global Research Enhanced Index Fund, International Research Enhanced Equity Fund, International Value Fund and Intrepid International Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the year ended October 31, 2017 (amounts in thousands):

	Emerging Economies Fund	Global Research Enhanced Index Fund		International Research Enhanced Equity Fund	International Value Fund	Intrepid International Fund
Futures Contracts:
Average Notional Balance Long	$10,876	$38,730	(a)	$72,726	$4,750	$13,417
Ending Notional Balance Long	35,581	62,195		352,214	—	30,050

(a)	For the period from March 1, 2017 to October 31, 2017.

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

D. Forward Foreign Currency Exchange Contracts — Emerging Economies Fund, Emerging Markets Equity Fund, Global Unconstrained Equity Fund, International Equity Fund, International Equity Income Fund, International Research Enhanced Equity Fund, International Unconstrained Equity Fund, International Value Fund and Intrepid International Fund may be exposed to foreign currency risks associated with some or all of their portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. Emerging Economies Fund, Emerging Markets Equity Fund, Global Unconstrained Equity Fund, International Equity Fund, International Equity Income Fund, International Research Enhanced Equity Fund, International Unconstrained Equity Fund, International Value Fund and Intrepid International Fund also bought forward currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the year ended October 31, 2017 (amounts in thousands):

	Emerging Economies Fund		Emerging Markets Equity Fund		Global Unconstrained Equity Fund		International Equity Fund		International Equity Income Fund	International Research Enhanced Equity Fund		International Unconstrained Equity Fund		International Value Fund	Intrepid International Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$3,175	(a)	$4,501	(b)	$5	(c)	$15,947	(d)	$2,411	$1,370	(d)	$141	(e)	$228,704	$13,347	(c)
Average Settlement Value Sold	—		—		—		—		2,319	—		—		200,813	—
Ending Settlement Value Purchased	—		—		—		—		18,348	—		—		177,910	—
Ending Settlement Value Sold	—		—		—		—		18,348	—		—		170,222	—

(a)	For the period from January 1, 2017 to January 31, 2017.
(b)	For the period from October 3, 2017 to October 10, 2017.
(c)	For the period from May 3, 2017 to May 9, 2017.
(d)	For the period from April 1, 2017 to April 30, 2017.
(e)	For the period from October 2, 2017 to October 10, 2017.

E. Summary of Derivatives Information

The following table presents the value of derivatives held as of October 31, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Emerging Economies Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$564

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the value of derivatives held as of October 31, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Research Enhanced Index Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$3,513

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

The following table presents the value of derivatives held as of October 31, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Equity Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$26

Gross Liabilities:
Foreign exchange contracts	Payables	$(354)

The following table presents the value of derivatives held as of October 31, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Research Enhanced Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$9,050

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(425)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the value of derivatives held as of October 31, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Value Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$3,704

Gross Liabilities:
Foreign exchange contracts	Payables	$(3,534)

The following table presents the value of derivatives held at October 31, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Intrepid International Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$588

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(48)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing,

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2017, by primary underlying risk exposure (amounts in thousands):

Emerging Economies Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$56	$—	$56
Foreign exchange contracts	—	166	166

	$56	$166	$222

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$846

Emerging Markets Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$204

Global Research Enhanced Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$686

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$3,513

Global Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$—	(a)

International Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(354)

International Equity Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(477)

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(215)

International Research Enhanced Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$10,841	$—	$10,841
Foreign exchange contracts	—	71	71

	$10,841	$71	$10,912

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$7,927

International Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(41)

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$890	$—	$890
Foreign exchange contracts	—	(1,445)	(1,445)

	$890	$(1,445)	$(555)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$609

Intrepid International Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$1,906	$—	$1,906
Foreign exchange contracts	—	548	548

	$1,906	$548	$2,454

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$540

(a)	Amount rounds to less than 500.

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

The Funds’ derivatives contracts held at October 31, 2017 are not accounted for as hedging instruments under GAAP.

F. Structured Instruments — Emerging Markets Equity Fund invested in structured instruments that have similar economic characteristics to equity securities. These instruments often seek to replicate the performance of an underlying reference asset such as an equity security or market (“reference asset”). The value of these instruments is generally derived from the price movements of the reference asset. If the Fund holds the structured instrument to maturity, the Fund will be entitled to receive payment from the instrument’s issuing entity based on the value of the reference asset with any necessary adjustments, and record a realized gain or loss. The instrument may receive dividends paid in connection with the reference asset, which are reported as Net realized gain (loss) on investment transactions on the Statements of Operations.

Structured instruments may be issued by banks, broker dealers or their affiliates or other entities and typically constitute unsecured contractual obligations of the issuing entity. In addition to credit risk, investments in structured instruments generally have the same risks associated with a direct investment in the reference asset. However, there can be no assurance that structured instruments will trade at the same price or have the same value as the reference asset. In addition, structured instruments may be subject to transfer restrictions and a liquid market may not exist for these instruments.

The lack of a liquid market may make it difficult to sell the structured instruments or accurately value them. Investments in structured instruments subject the Funds to counterparty risk.

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend. Certain Funds may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income on the Statement of Operations.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee.

The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended October 31, 2017 are as follows (amounts in thousands):

	Class A		Class C		Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6	Total
Emerging Economies Fund
Transfer agency fees	$10		$2		$4	n/a	n/a		n/a		n/a		$—	(a)	$12	$28
Sub-transfer agency fees	57		2		1	n/a	n/a		n/a		n/a		1		—	61
Emerging Markets Equity Fund
Transfer agency fees	62		9		18	$18	$—	(a)	$—	(a)	$—	(a)	1		17	125
Sub-transfer agency fees	278		24		117	143	—		—		—		—		—	562
Global Research Enhanced Index Fund
Transfer agency fees	—	(a)	—	(a)	56	n/a	—	(a)	n/a		n/a		n/a		n/a	56
Sub-transfer agency fees	—		—		158	n/a	—		n/a		n/a		n/a		n/a	158

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

	Class A		Class C		Class I		Class L		Class R2		Class R3	Class R4	Class R5		Class R6		Total
Global Unconstrained Equity Fund
Transfer agency fees	$—	(a)	$—	(a)	$1		n/a		$—	(a)	n/a	n/a	$—	(a)	$—	(a)	$1
Sub-transfer agency fees	1		—	(a)	—	(a)	n/a		—		n/a	n/a	—		—		1
International Equity Fund
Transfer agency fees	32		7		5		n/a		1		n/a	n/a	1		23		69
Sub-transfer agency fees	69		11		41		n/a		2		n/a	n/a	13		—		136
International Equity Income Fund
Transfer agency fees	4		4		8		n/a		1		n/a	n/a	—	(a)	5		22
Sub-transfer agency fees	23		5		25		n/a		—	(a)	n/a	n/a	—	(a)	—		53
International Research Enhanced Equity Fund
Transfer agency fees	38		3		15		n/a		34		n/a	n/a	n/a		n/a		90
Sub-transfer agency fees	37		8		167		n/a		7		n/a	n/a	n/a		n/a		219
International Unconstrained Equity Fund
Transfer agency fees	4		3		7		n/a		—	(a)	n/a	n/a	1		—		15
Sub-transfer agency fees	5		1		4		n/a		—		n/a	n/a	—		—		10
International Value Fund
Transfer agency fees	19		3		6		$5		1		n/a	n/a	1		12		47
Sub-transfer agency fees	235		17		18		—		2		n/a	n/a	—		—		272
Intrepid International Fund
Transfer agency fees	10		1		2		—		1		n/a	n/a	n/a		18		32
Sub-transfer agency fees	10		1		8		—	(a)	—	(a)	n/a	n/a	n/a		—		19

(a)	Amount rounds to less than 500.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. Certain Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statements of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has enacted rules imposing a tax on the indirect transfers of Indian shares. Based upon current guidance from the Indian tax authorities, management does not believe that such tax will be applicable to the Funds. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

L. Distributions to Shareholders — Distributions from net investment income if any, are generally declared and paid annually, except for International Equity Income Fund, which are declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Emerging Economies Fund	$(1,890)	$(958)	$2,848
Emerging Markets Equity Fund	(4,903)	(558)	5,461
Global Research Enhanced Index Fund	—	1,245	(1,245)
Global Unconstrained Equity Fund	—	(1)	1
International Equity Fund	—	504	(504)
International Equity Income Fund	—	(140)	140
International Research Enhanced Equity Fund	—	(4,334)	4,334
International Unconstrained Equity Fund	—	256	(256)
International Value Fund	(241,545)	664	240,881
Intrepid International Fund	(144,377)	3,938	140,439

The reclassifications for the Funds relate primarily to foreign currency gains or losses, expiration of capital loss carryforwards, India capital gains tax, return of capital distributions and investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Economies Fund	0.85%
Emerging Markets Equity Fund	0.85
Global Research Enhanced Index Fund	0.20
Global Unconstrained Equity Fund	0.70
International Equity Fund	0.70
International Equity Income Fund	0.70
International Research Enhanced Equity Fund	0.20
International Unconstrained Equity Fund	0.70
International Value Fund	0.60
Intrepid International Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2017, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class R4, Class R5, Class R6, Class I and Class L Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Emerging Economies Fund	0.25%	0.75%	n/a	n/a
Emerging Markets Equity Fund	0.25	0.75	0.50%	0.25%
Global Unconstrained Equity Fund	0.25	0.75	0.50	n/a
International Equity Fund	0.25	0.75	0.50	n/a

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

	Class A	Class C	Class R2	Class R3
International Equity Income Fund	0.25%	0.75%	0.50%	n/a
International Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
International Unconstrained Equity Fund	0.25	0.75	0.50	n/a
International Value Fund	0.25	0.75	0.50	n/a
Intrepid International Fund	0.25	0.75	0.50	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2017, JPMDS retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Emerging Economies Fund	$2	$—
Emerging Markets Equity Fund	95	—	(a)
Global Unconstrained Equity Fund	1	—
International Equity Fund	22	—	(a)
International Equity Income Fund	26	—	(a)
International Research Enhanced Equity Fund	4	—
International Unconstrained Equity Fund	45	—	(a)
International Value Fund	110	—	(a)
Intrepid International Fund	2	—	(a)

(a)	Amount rounds to less than 500.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge service fees. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A		Class C		Class I	Class L		Class R2		Class R3	Class R4	Class R5
Emerging Economies Fund	0.25%		0.25%		0.25%	n/a		n/a		n/a	n/a	0.10	%*
Emerging Markets Equity Fund	0.25		0.25		0.25	0.10%		0.25%		0.25%	0.25%	0.10	*
Global Research Enhanced Index Fund	0.25	**	0.25	**	0.25	n/a		0.25	**	n/a	n/a	n/a
Global Unconstrained Equity Fund	0.25		0.25		0.25	n/a		0.25		n/a	n/a	0.10	*
International Equity Fund	0.25		0.25		0.25	n/a		0.25		n/a	n/a	0.10	*
International Equity Income Fund	0.25		0.25		0.25	n/a		0.25		n/a	n/a	0.10	*
International Research Enhanced Equity Fund	0.25		0.25	***	0.25	n/a		0.25	***	n/a	n/a	n/a
International Unconstrained Equity Fund	0.25		0.25		0.25	n/a		0.25		n/a	n/a	0.10	*
International Value Fund	0.25		0.25		0.25	0.10		0.25		n/a	n/a	0.10	*
Intrepid International Fund	0.25		0.25		0.25	0.10	****	0.25		n/a	n/a	n/a

*	Prior to April 3, 2017, the service fee for Class R5 Shares was 0.05%.
**	Liquidated on August 11, 2017.
***	Liquidated on October 9, 2017.
****	Liquidated on December 8, 2016.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included as Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Emerging Economies Fund (1)	1.35%	1.85%	1.10%	n/a	n/a	n/a	n/a	0.95%	0.85%
Emerging Markets Equity Fund (2)	1.35	1.85	1.10	0.95%	1.60%	1.35%	1.10%	0.95	0.85
Global Research Enhanced Index Fund	n/a	n/a	0.34	n/a	n/a	n/a	n/a	n/a	n/a
Global Unconstrained Equity Fund (3), (4)	1.25	1.75	0.90	n/a	1.50	n/a	n/a	0.80	0.75
International Equity Fund (5)	1.24	1.74	0.99	n/a	1.49	n/a	n/a	0.84	0.74
International Equity Income Fund (6)	1.25	1.75	0.90	n/a	1.50	n/a	n/a	0.80	0.75
International Research Enhanced Equity Fund	0.60	n/a	0.35	n/a	n/a	n/a	n/a	n/a	n/a
International Unconstrained Equity Fund (7)	1.25	1.75	0.90	n/a	1.50	n/a	n/a	0.80	0.75
International Value Fund (8)	1.35	1.85	1.10	0.95	1.60	n/a	n/a	0.95	0.85
Intrepid International Fund (9)	1.25	1.75	0.90	n/a	1.50	n/a	n/a	n/a	0.75

(1)	Effective November 1, 2017, the contractual expense limitations for Emerging Economies Fund were lowered to 1.14%, 1.64%, 0.89%, 0.79% and 0.69% for Class A, Class C, Class I, Class R5 and Class R6, respectively, and are in effect until October 31, 2019.

(2)	Effective November 1, 2017, the contractual expense limitations for Emerging Markets Equity Fund were lowered to 1.24%, 1.74%, 0.99%, 1.54%, 1.29%, 1.04%, 0.89% and 0.79% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6, respectively, and are in effect until October 31, 2019.

(3)	Prior to May 31, 2017, the contractual expense limitations for Global Unconstrained Equity Fund were 0.75%, 1.25%, 0.40%, 1.00%, 0.30% and 0.25% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively.

(4)	Effective November 1, 2017, the contractual expense limitations for Global Unconstrained Equity Fund were lowered to 1.00%, 1.50%, 0.75%, 1.30%, 0.65% and 0.55% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively, and are in effect until October 31, 2019.

(5)	Effective November 1, 2017, the contractual expense limitations for International Equity Fund were lowered to 0.95%, 1.45%, 0.70%, 1.25%, 0.60% and 0.50% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively, and are in effect until October 31, 2019.

(6)	Effective November 1, 2017, the contractual expense limitations for International Equity Income Fund were lowered to 0.95%, 1.45%, 0.70%, 1.25%, 0.60% and 0.50% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively, and are in effect until October 31, 2019.

(7)	Effective November 1, 2017, the contractual expense limitations for International Unconstrained Equity Fund were lowered to 1.00%, 1.50%, 0.75%, 1.30%, 0.65% and 0.55% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively, and are in effect until October 31, 2019.

(8)	Effective November 1, 2017, the contractual expense limitations for International Value Fund were lowered to 1.00%, 1.50%, 0.75%, 1.30%, 0.65% and 0.55% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively, and are in effect until October 31, 2019.

(9)	Effective November 1, 2017, the contractual expense limitations for Intrepid International Fund were lowered to 1.00%, 1.50%, 0.75%, 1.30% and 0.55% for Class A, Class C, Class I, Class R2 and Class R6, respectively, and are in effect until October 31, 2019.

Except as noted above, the expense limitation agreements were in effect for the year ended October 31, 2017 and are in place until February 28, 2018.

For the year ended October 31, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Emerging Economies Fund	$2,181	$1,387	$77	$3,645	$11
Emerging Markets Equity Fund	3,640	2,264	649	6,553	6
Global Research Enhanced Index Fund	9,802	6,302	133	16,237	—
Global Unconstrained Equity Fund	5	2	3	10	246
International Equity Fund	1,525	1,007	169	2,701	11
International Equity Income Fund	301	131	111	543	6
International Research Enhanced Equity Fund	2,761	1,558	161	4,480	14
International Unconstrained Equity Fund	227	136	71	434	1
International Value Fund	—	—	19	19	6
Intrepid International Fund	3	2	41	46	1

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

Voluntary Waivers
Investment Advisory fees
Global Unconstrained Equity Fund	$12

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2017 were as follows (amounts in thousands):

Emerging Economies Fund	$60
Emerging Markets Equity Fund	113
Global Research Enhanced Index Fund	120
Global Unconstrained Equity Fund	—	(a)
International Equity Fund	98
International Equity Income Fund	8
International Research Enhanced Equity Fund	113
International Unconstrained Equity Fund	15
International Value Fund	26
Intrepid International Fund	87

(a)	Amount rounds to less than 500.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2017, Emerging Markets Equity Fund, Global Unconstrained Equity Fund, International Equity Income Fund, International Research Enhanced Equity Fund, International Unconstrained Equity Fund and International Value Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2017, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Emerging Markets Equity Fund	$1
Global Research Enhanced Index Fund	1
Global Unconstrained Equity Fund	—	(a)

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$1,143,659	$1,383,206
Emerging Markets Equity Fund	1,228,555	786,166
Global Research Enhanced Index Fund	2,742,996	2,529,931

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Global Unconstrained Equity Fund	$3,829	$2,382
International Equity Fund	609,088	795,772
International Equity Income Fund	147,992	105,928
International Research Enhanced Equity Fund	3,626,671	598,717
International Unconstrained Equity Fund	263,896	72,634
International Value Fund	274,921	971,554
Intrepid International Fund	2,341,557	2,445,460

During the year ended October 31, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$1,631,645	$454,939	$49,318	$405,621
Emerging Markets Equity Fund	3,168,327	1,353,479	61,181	1,292,298
Global Research Enhanced Index Fund	6,880,883	1,891,302	132,183	1,759,119
Global Unconstrained Equity Fund	3,296	298	102	196
International Equity Fund	3,040,734	1,030,689	64,765	965,924
International Equity Income Fund	172,882	30,181	3,044	27,137
International Research Enhanced Equity Fund	4,607,087	353,643	60,200	293,443
International Unconstrained Equity Fund	316,105	40,588	1,054	39,534
International Value Fund	724,149	111,583	46,046	65,537
Intrepid International Fund	2,761,963	425,926	48,053	377,873

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, mark-to-market of forward foreign currency contracts, mark-to-market of futures contracts and investments in PFICs.

The tax character of distributions paid during the year ended October 31, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Total Distributions Paid
Emerging Economies Fund	$27,595	$27,595
Emerging Markets Equity Fund	23,992	23,992
Global Research Enhanced Index Fund	155,976	155,976
Global Unconstrained Equity Fund	3	3
International Equity Fund	17,837	17,837
International Equity Income Fund	5,382	5,382
International Research Enhanced Equity Fund	34,205	34,205
International Unconstrained Equity Fund	2,563	2,563
International Value Fund	61,529	61,529
Intrepid International Fund	70,281	70,281

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Emerging Economies Fund	$13,283	$—	$—	$13,283
Emerging Markets Equity Fund	20,262	—	—	20,262
Global Research Enhanced Index Fund	138,054	—	—	138,054
Global Unconstrained Equity Fund	5,669	524	1,030	7,223
International Equity Fund	64,361	—	—	64,361
International Equity Income Fund	3,670	1,746	—	5,416

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

	Ordinary Income*	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
International Research Enhanced Equity Fund	$21,405	$7,959	$—	$29,364
International Unconstrained Equity Fund	274	—	—	274
International Value Fund	29,657	—	—	29,657
Intrepid International Fund	42,882	—	—	42,882

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

At October 31, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$34,661	$(80,320)	$404,141
Emerging Markets Equity Fund	21,827	115,827	1,292,292
Global Research Enhanced Index Fund	135,233	(97,823)	1,758,975
Global Unconstrained Equity Fund	142	31	196
International Equity Fund	60,072	(51,652)	966,000
International Equity Income Fund	320	(9,533)	26,814
International Research Enhanced Equity Fund	61,850	33,138	293,478
International Unconstrained Equity Fund	3,142	(2,922)	39,535
International Value Fund	16,348	(65,718)	65,472
Intrepid International Fund	63,609	—	377,870

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals, capital Loss carryovers, trustee deferred compensation, mark-to-market of forward foreign currency contracts and investments in PFICs.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2017, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains as follows (amounts in thousands):

	2018	2019	Total
Emerging Economies Fund	$—	$16,730	$16,730
International Equity Fund	4,532	3,312	7,844
International Value Fund	63,767	—	63,767

At October 31, 2017, the following Funds had post-enactment net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Economies Fund	$63,590	—
Emerging Markets Equity Fund	—	115,827
Global Research Enhanced Index Fund	52,602	45,221
International Equity Fund	—	43,808
International Equity Income Fund	9,533	—
International Unconstrained Equity Fund	1,615	1,307
International Value Fund	1,951	—

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

During the year ended October 31, 2017, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Emerging Economies Fund	$158,471
Emerging Markets Equity Fund	10,629
Global Research Enhanced Index Fund	138,657
International Equity Income Fund	718
International Research Enhanced Equity Fund	3,153
International Unconstrained Equity Fund	2,024
International Value Fund	69,190
Intrepid International Fund	152,894

During the year ended October 31, 2017, the following Funds had expired capital loss carryforwards as follows (amounts in thousands):

Emerging Economies Fund	$1,890
Emerging Markets Equity Fund	4,903
International Value Fund	241,545
Intrepid International Fund	144,376

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2017. Average borrowings from the Facility for the year ended October 31, 2017, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Economies Fund	$25,617	1.56%	16	$18
Emerging Markets Equity Fund	13,143	1.65	6	4
International Equity Fund	21,828	1.47	11	9
International Value Fund	16,262	1.25	18	10
Intrepid International Fund	38,825	1.49	8	13

In addition, effective August 16, 2016, the Trusts along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended. The Funds had no borrowings outstanding from the Credit Facility at October 31, 2017.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

Average borrowings from the Credit Facility for, or at any time during the year ended October 31, 2017, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Intrepid International Fund	$5,700	1.77%	4	$1

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

As of October 31, 2017, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of certain Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Emerging Economies Fund	10.3%	70.6%
Emerging Markets Equity Fund	—	39.4
International Equity Fund	—	70.3
International Research Enhanced Equity Fund	15.1	54.4
International Unconstrained Equity Fund	33.4	—
Intrepid International Fund	—	89.7

As of October 31, 2017, the following Funds had individual shareholder accounts and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Affiliated Shareholder Accounts and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Non-affiliated Shareholder Accounts and/or Non-affiliated Omnibus Accounts	% of the Fund
Global Research Enhanced Index Fund	2	92.5%	—	—%
Global Unconstrained Equity Fund	—	—	6	37.4
International Equity Income Fund	—	—	8	52.2
International Research Enhanced Equity Fund	2	13.6	—	—
International Value Fund	—	—	7	58.3

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2017, the following Funds had non-U.S. country allocations representing greater than 10% of total investments as follows:

	Brazil	China	France	Germany	India	Japan
Emerging Economies Fund	—%	22.8%	—%	—%	—%	—%
Emerging Markets Equity Fund	10.4	26.0	—	—	16.3	—
International Equity Fund	—	—	13.3	—	—	20.1
International Equity Income Fund	—	—	—	10.1	—	10.5
International Research Enhanced Equity Fund	—	—	11.3	10.3	—	21.6
International Unconstrained Equity Fund	—	10.4	—	10.8	—	11.8
International Value Fund	—	—	15.9	—	—	22.5
Intrepid International Fund		—	10.1	—		23.2

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Netherlands	South Korea	Switzerland	Taiwan	United Kingdom
Emerging Economies Fund	—%	17.4%	—%	11.5%	—%
International Equity Fund	—	—	10.5	—	15.7
International Equity Income Fund	—	—	—	—	22.0
International Research Enhanced Equity Fund	—	—	—	—	15.8
International Unconstrained Equity Fund	—	—	—	—	15.7
International Value Fund	—	—	—	—	11.2
Intrepid International Fund	—	—	10.5	—	14.1

As of October 31, 2017, a significant portion of each Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of October 31, 2017. The adoption had no effect on the Funds’ net assets or results of operations.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan Global Unconstrained Equity Fund, JPMorgan International Equity Fund, JPMorgan International Equity Income Fund, JPMorgan International Research Enhanced Equity Fund, JPMorgan International Unconstrained Equity Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan Global Unconstrained Equity Fund, JPMorgan International Equity Fund, JPMorgan International Equity Income Fund, JPMorgan International Unconstrained Equity Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund (each a separate fund of JPMorgan Trust I), and JPMorgan International Research Enhanced Equity Fund (a separate series of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 22, 2017

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	143	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	143	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	143	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	143	None

Raymond Kanner** (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	143	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	143	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	143	None

Marilyn McCoy*** (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	143	None

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	143	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	143	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo**** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	143	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	143	Trustee, Wabash College (2000-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	143	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (143 funds).

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP from 2006 to 2012.

Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Acting Treasurer and Principal Financial Officer (2017), formerly Assistant Treasurer (2011-2017)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2017, and continued to hold your shares at the end of the reporting period, October 31, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual*	$1,000.00	$1,166.30	$7.26	1.33%
Hypothetical*	1,000.00	1,018.50	6.77	1.33
Class C
Actual*	1,000.00	1,163.30	10.09	1.85
Hypothetical*	1,000.00	1,015.88	9.40	1.85
Class I (formerly Select Class)
Actual*	1,000.00	1,167.30	6.01	1.10
Hypothetical*	1,000.00	1,019.66	5.60	1.10
Class R5
Actual*	1,000.00	1,168.20	5.19	0.95
Hypothetical*	1,000.00	1,020.42	4.84	0.95
Class R6
Actual*	1,000.00	1,169.00	4.65	0.85
Hypothetical*	1,000.00	1,020.92	4.33	0.85

Emerging Markets Equity Fund
Class A
Actual*	1,000.00	1,157.90	7.34	1.35
Hypothetical*	1,000.00	1,018.40	6.87	1.35
Class C
Actual*	1,000.00	1,155.20	10.05	1.85
Hypothetical*	1,000.00	1,015.88	9.40	1.85
Class I (formerly Select Class)
Actual*	1,000.00	1,159.30	5.99	1.10
Hypothetical*	1,000.00	1,019.66	5.60	1.10
Class L (formerly Institutional Class)
Actual*	1,000.00	1,160.50	5.17	0.95
Hypothetical*	1,000.00	1,020.42	4.84	0.95

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Emerging Markets Equity Fund (continued)
Class R2
Actual**	$1,000.00	$1,044.30	$8.24	3.20%
Hypothetical*	1,000.00	1,009.07	16.20	3.20
Class R3
Actual**	1,000.00	1,045.10	6.96	2.70
Hypothetical*	1,000.00	1,011.59	13.69	2.70
Class R4
Actual**	1,000.00	1,045.50	5.67	2.20
Hypothetical*	1,000.00	1,014.12	11.17	2.20
Class R5
Actual*	1,000.00	1,160.10	5.17	0.95
Hypothetical*	1,000.00	1,020.42	4.84	0.95
Class R6
Actual*	1,000.00	1,161.20	4.63	0.85
Hypothetical*	1,000.00	1,020.92	4.33	0.85

Global Research Enhanced Index Fund
Class I (formerly Select Class)
Actual*	1,000.00	1,093.20	1.79	0.34
Hypothetical*	1,000.00	1,023.49	1.73	0.34

Global Unconstrained Equity Fund
Class A
Actual*	1,000.00	1,063.30	3.85	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Class C
Actual*	1,000.00	1,060.80	6.44	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class I (formerly Select Class)
Actual*	1,000.00	1,065.30	2.08	0.40
Hypothetical*	1,000.00	1,023.19	2.04	0.40
Class R2
Actual*	1,000.00	1,062.20	5.20	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00
Class R5
Actual*	1,000.00	1,066.10	1.56	0.30
Hypothetical*	1,000.00	1,023.69	1.53	0.30
Class R6
Actual*	1,000.00	1,066.20	1.30	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25

International Equity Fund
Class A
Actual*	1,000.00	1,130.80	6.61	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class C
Actual*	1,000.00	1,127.30	9.33	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class I (formerly Select Class)
Actual*	1,000.00	1,132.00	5.32	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class R2
Actual*	1,000.00	1,128.80	7.99	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R5
Actual*	1,000.00	1,133.10	4.52	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
International Equity Fund (continued)
Class R6
Actual*	$1,000.00	$1,133.10	$3.98	0.74%
Hypothetical*	1,000.00	1,021.48	3.77	0.74

International Equity Income Fund
Class A
Actual*	1,000.00	1,087.90	6.58	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	1,085.10	9.20	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Class I (formerly Select Class)
Actual*	1,000.00	1,089.90	4.74	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90
Class R2
Actual*	1,000.00	1,086.90	7.89	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class R5
Actual*	1,000.00	1,090.90	4.22	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Class R6
Actual*	1,000.00	1,090.60	3.90	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74

International Research Enhanced Equity Fund
Class A
Actual*	1,000.00	1,097.10	3.12	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Class I (formerly Select Class)
Actual*	1,000.00	1,098.10	1.80	0.34
Hypothetical*	1,000.00	1,023.49	1.73	0.34

International Unconstrained Equity Fund
Class A
Actual*	1,000.00	1,122.10	6.63	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,118.80	9.29	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class I (formerly Select Class)
Actual*	1,000.00	1,123.90	4.76	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89
Class R2
Actual*	1,000.00	1,120.50	7.96	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R5
Actual*	1,000.00	1,124.00	4.23	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R6
Actual*	1,000.00	1,124.50	3.96	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74

International Value Fund
Class A
Actual*	1,000.00	1,094.40	7.18	1.36
Hypothetical*	1,000.00	1,018.35	6.92	1.36

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
International Value Fund (continued)
Class C
Actual*	$1,000.00	$1,091.90	$9.81	1.86%
Hypothetical*	1,000.00	1,015.83	9.45	1.86
Class I (formerly Select Class)
Actual*	1,000.00	1,096.80	5.50	1.04
Hypothetical*	1,000.00	1,019.96	5.30	1.04
Class L (formerly Institutional Class)
Actual*	1,000.00	1,097.30	4.65	0.88
Hypothetical*	1,000.00	1,020.77	4.48	0.88
Class R2
Actual*	1,000.00	1,093.70	8.34	1.58
Hypothetical*	1,000.00	1,017.24	8.03	1.58
Class R5
Actual*	1,000.00	1,097.60	4.97	0.94
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class R6
Actual*	1,000.00	1,098.30	4.39	0.83
Hypothetical*	1,000.00	1,021.02	4.23	0.83

Intrepid International Fund
Class A
Actual*	1,000.00	1,106.60	6.48	1.22
Hypothetical*	1,000.00	1,019.06	6.21	1.22
Class C
Actual*	1,000.00	1,103.40	9.28	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Class I (formerly Select Class)
Actual*	1,000.00	1,108.30	4.78	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90
Class R2
Actual*	1,000.00	1,105.50	7.96	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class R6
Actual*	1,000.00	1,109.10	3.77	0.71
Hypothetical*	1,000.00	1,021.63	3.62	0.71

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 92/365 (to reflect the actual period). Commencement of operations was July 31, 2017.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense analyses compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were

present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that the fund has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the contractual Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the contractual Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior Officer/ Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Research Enhanced Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the Senior Officer’s report in determining whether to continue the Advisory Agreements.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Emerging Economies Fund, Emerging Markets Equity Fund, Global Research Enhanced Index Fund, Global Unconstrained Equity Fund, International Equity Income Fund, International Unconstrained Equity Fund, International Value Fund and Intrepid International Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	145

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s performance for Class A shares was in the fourth, fifth and fifth quintiles based upon the Peer Group, and in the third, fourth and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for the Class I shares was in the third, fifth and fifth quintiles based upon the Peer Group, and in the third, fourth, and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Equity Committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Emerging Markets Equity Fund’s performance for Class A shares was in the second, first and fourth quintiles based upon the Peer Group, and in the first, second and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the first, first and fourth quintiles based upon the Peer Group, and in the first, second, and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that based upon the Universe, the Global Research Enhanced Index Fund’s performance for Class A shares was in the second and first quintiles for the one- and three-year periods ended December 31, 2016, respectively, and in the first quintile for Class I shares for both the one- and three-year periods ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analyses and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the performance was reasonable.

The Trustees noted that the Global Unconstrained Equity Fund’s performance for Class A shares was in the fourth quintile based upon the Peer Group for the one-year period ended December 31, 2016, and in the fourth, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016 , respectively. The Trustees noted that the performance for Class I shares was in fourth, second, and second quintiles based upon the Universe for the one-, three- and five- year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analyses and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the International Equity Fund’s performance for Class A shares was in the second, second, and third quintiles based upon the Peer group, and in the third, third and third quintiles, based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for the

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

Class I shares was in the third quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the International Equity Income Fund’s performance for Class A shares was in the fifth and first quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2016, respectively, and in the fifth, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that performance for Class I shares was in the fifth, first and first quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that, based upon the Universe, the International Research Enhanced Equity Fund’s performance for Class A shares was in the third, first, and first quintiles, and in the second, first, and first quintiles for Class I shares, for the one- three- and five- year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that, based upon the Universe, the International Unconstrained Equity Fund’s performance for Class A shares was in the second, third and first quintiles, and in the second, second, and first quintiles for Class I shares, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that, based upon the Universe, the International Value Fund’s performance for Class A shares was in the third, fifth and fifth quintiles, and in the second, fourth and fourth quintiles for Class I shares, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Equity Committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Intrepid International Fund’s performance for Class A shares was in the third quintile based upon the Peer Group, and in the fourth, third, and second quintiles based upon the Universe, for the one-, three- and five- year periods ended December 31, 2016, respectively. The Trustees noted that the performance for the Class I shares was in the second quintile based upon the Peer Group, and in the fourth, third and second quintiles based upon the Universe, for the one-, three,- and five- year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second quintile based upon both the Peer Group and Universe. The Trustees also noted that the

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(Unaudited) (continued)

Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the second quintile based upon both the Peer Group and Universe. The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Global Research Enhanced Index Fund’s net advisory fee and actual total expenses for both Class A and Class I shares were in the first quintile based upon the Universe. After considering the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Global Unconstrained Equity Fund’s net advisory fee and actual total expenses for Class A shares were in the first and second quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Equity Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the second and third quintiles based upon the Universe, respectively. The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Equity Income Fund’s net advisory fee and actual total expenses for Class A shares were in the first and second quintiles, respectively, based upon both the Peer Group and the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and second quintiles based upon the Universe, respectively. The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Research Enhanced Equity Fund’s net advisory fee and actual total expenses for both Class A and Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Unconstrained Equity Fund’s net advisory fee and total actual expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for the Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Value Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid International Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for the Class I shares were in the second quintile based upon both the Peer Group and Universe. The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. The Trustees also noted that the

148	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	149

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended October 31, 2017:

Dividends Received Deduction
Global Research Enhanced Index Fund	50.82%
Global Unconstrained Equity Fund	7.41

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2017 (amounts in thousands):

Qualified Dividend Income
Emerging Economies Fund	$32,892
Emerging Markets Equity Fund	29,196
Global Research Enhanced Index Fund	155,976
Global Unconstrained Equity Fund	3
International Equity Fund	25,808
International Equity Income Fund	6,084
International Research Enhanced Equity Fund	38,026
International Unconstrained Equity Fund	2,882
International Value Fund	30,449
Intrepid International Fund	77,253

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2017, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Emerging Economies Fund	$63,581	$5,297
Emerging Markets Equity Fund	66,994	5,204
International Equity Fund	103,374	7,971
International Equity Income Fund	7,561	702
International Research Enhanced Equity Fund	55,178	3,821
International Unconstrained Equity Fund	4,303	319
International Value Fund	30,664	2,954
Intrepid International Fund	89,455	6,972

150	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. October 2017.	AN-INTEQ-1017

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Effective October 31, 2017, Dennis P. Harrington replaced James Schonbachler as the audit committee financial expert. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2017 – $46,543

2016 – $46,470

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2017 – $12,740

2016 – $12,610

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2017 – $11,915

2016 – $11,745

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2017 and 2016, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2017 – Not applicable

2016 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2017 – 0.0%

2016 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2017 - $28.3 million

2016 - $29.2 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 29, 2017

By:	/s/ Matthew J. Plastina
Matthew J. Plastina
Acting Treasurer and Principal Financial Officer
December 29, 2017